Exhibit 99.4

EVALUATION OF PROSPECTIVE RESOURCES

BEAVER CREEK EAST AREA, WIND RIVER BASIN WYOMING, USA

Owned by

FOOTHILLS EXPLORATION, LLC

September 30, 2021
(October 1, 2021)

Chapman Petroleum Engineering Ltd.
1122 - 4th Street S.W., Suite 700, Calgary, Alberta T2R 1M1 • Phone: (403) 266-4141 • Fax: (403) 266-4259 • www.chapeng.ab.ca

October 5, 2021

Foothills Exploration, LLC
10940 Wilshire Blvd
Los Angeles, CA
USA 90024

Attention: Mr. Kevin Sylla

Dear Sir:

Re: Evaluation of Prospective Resources – Foothills Exploration, LLC
Wind River Basin, Wyoming, USA – September 30, 2021

In accordance with your authorization, we have performed an evaluation of the prospective resources on the Beaver Creek East area prospects, in the Wind River Basin, Wyoming, USA, for Foothills Exploration, LLC (the "Company"), in order to determine the feasibility of the Company undertaking the development of these prospects and the value of the prospects after consideration of risk.

This evaluation has been conducted in accordance with National Instrument 51-101, Sec. 5.9, of the Canadian Securities Administrators pertaining to disclosure of resources, utilizing forecast prices and costs and is compliant with the internationally accepted Petroleum Resources Management System (PRMS) standard and the Canadian Oil and Gas Evaluation Handbook (COGEH).

Our analysis has included a review of the available technical data including the geological and geophysical interpretation presented by the Company, the proposed contractual terms, information from relevant nearby wells or analogous reservoirs and the proposed program for each prospect. We have reviewed this material with respect to the estimated resources and productivity that would be expected of a successful program, the anticipated capital costs (including drilling, completion and equipment), the average operating costs in the area and expected product prices. We have also considered the availability of market access, and production and transportation infrastructure within economic reach of the area.

In forming our opinion of these prospects, we have relied to some extent on the information presented by the Company, which, together with our independent analysis and judgment, was sufficient for us to confidently establish the nature of the prospects and risks involved.

An economic analysis has been performed for the Company's interest position. This analysis has been utilized predominantly for formulating and supporting our recommendation on the project and the values established do not necessarily infer the "fair market value" of these prospective resources. All monetary values presented in this report are expressed in terms of US dollars.

Based on our analysis, after consideration of risk, we have concluded that the potential of these prospects is of sufficient merit to justify the work program being proposed, and we therefore recommend and support the Company's participation.

All data gathered and calculations created in support of this report are stored permanently in our files and can be made available or presented on request. We reserve the right to make revisions to this report in light of additional information made available or which becomes known subsequent to the preparation of this report. Due to the risks involved in exploring for oil and gas reserves, our assessment of the project cannot be considered a guarantee that any wells drilled will be successful.

Prior to public disclosure of information derived from this report, or our name as author, our written consent must be obtained, as to the information being disclosed and the manner in which it is presented. This report may not be reproduced, distributed or made available for use by any other party without our written consent and may not be reproduced for distribution at any time without the complete context of the report, unless otherwise reviewed and approved by us.

This report has been prepared for internal Company purposes and is not meant for general public disclosure.

It has been a pleasure to perform this evaluation and the opportunity to have been of service is appreciated.

Yours very truly,
Chapman Petroleum Engineering Ltd.

[Original Signed By:]
[Signature], [Licensed Professional's Stamp]
[Membership ID Number]
October 5, 2021
C. W. Chapman, P. Eng.,
President

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
[Original Signed By:]
Signature *C.W. Chapman*
Date *October 5, 2021*
PERMIT NUMBER: P 4201
The Association of Professional Engineers and Geoscientists of Alberta

[APEGA ID Number]

[Original Signed By:]
[Signature]
Konstantin Zaitsev, C.Tech.
Oil and Gas Reserves Evaluator

kvz/lml/6766

CERTIFICATE OF QUALIFICATION

I, C. W. CHAPMAN, P. Eng., Professional Engineer of the City of Calgary, Alberta, Canada, officing at Suite 700, 1122 – 4th Street S.W., hereby certify:

1. THAT I am a registered Professional Engineer in the Province of Alberta and a member of the Australasian Institute of Mining and Metallurgy.

2. THAT I graduated from the University of Alberta with a Bachelor of Science degree in Mechanical Engineering in 1971.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in reservoir engineering, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 40 years in the conduct of evaluation and engineering studies relating to oil & gas fields in Canada and around the world.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Foothills Exploration, LLC, dated October 5, 2021 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Foothills Exploration, LLC, its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]
[Signature], [Licensed Professional's Stamp]
[Membership ID Number]
October 5, 2021
C.W. Chapman, P.Eng.
President

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
Signature [Original Signed By:] *C.W. Chapman*
Date *October 5, 2021*
PERMIT NUMBER: P 4201
The Association of Professional Engineers and Geoscientists of Alberta

[APEGA ID Number]

CERTIFICATE OF QUALIFICATION

I, KONSTANTIN ZAITSEV, of the City of Calgary, Alberta, Canada, officing at Suite 700, 1122 – 4th Street S.W., hereby certify:

1. THAT I am a Certified Technician in the Province of Alberta.

2. THAT I graduated from the Kazak National Technical University, Kazakhstan, Almaty with a Bachelor of Science degree in Mechanical Engineering in 1996.

3. THAT I graduated from the South Alberta Institute of Technology, Calgary, Canada with a Bachelor of Applied Petroleum Engineering Technology degree in 2010.

4. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Foothills Exploration, LLC, dated October 5, 2021 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

5. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Foothills Exploration, LLC, its participants or any affiliate thereof.

6. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

7. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]
[Signature]
Konstantin Zaitsev, C.Tech.
Oil and Gas Reserves Evaluator

CERTIFICATE OF QUALIFICATION

I, KHALED (KAL) A. LATIF, P. Geol., Professional Geologist of the City of Calgary, Alberta, Canada, officing at Suite 700, 1122 – 4th Street S.W., hereby certify:

1. THAT I am a registered Professional Geologist in the Province of Alberta.

2. THAT I graduated from the University of Alexandria with a Bachelor of Science degree in Geology in 1979.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in geology, geophysics, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 35 years of experience in the conduct of evaluation and geological studies relating to oil and gas fields in Canada and internationally.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Foothills Exploration, LLC, dated October 5, 2021 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Foothills Exploration, LLC, its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]
[Signature], [Licensed Professional's Stamp]
[Membership ID Number]
October 5, 2021
Khaled (Kal) A. Latif, P.Geol.
Senior Associate

CERTIFICATE OF QUALIFICATION

I, Klorinda Kaci, of the city of Calgary, Alberta, Canada officing at Suite 700, 1122 – 4th Street S.W., Calgary, Alberta hereby certify:

1. THAT I am a member of Society of Petroleum Engineers.

2. THAT I hold a Bachelor of Applied Technology in Petroleum Engineering from Southern Alberta Institute of Technology (SAIT) in Calgary (June 2009). I hold a Bachelor of Science degree in Civil Engineering from Tirana University of Albania 1989.

3. THAT I have been employed in the petroleum industry from 1994 to 2000 in Albania, and from January 2008 to the present time in Calgary.

4. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Foothills Exploration, LLC, dated October 5, 2021 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

5. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Foothills Exploration, LLC, its participants or any affiliate thereof.

6. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

7. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]
[Signature]
Klorinda Kaci, B.Sc., B.A.Tech.,
Economics Coordinator / Technical Assistant

EVALUATION OF
PROSPECTIVE RESOURCES

BEAVER CREEK EAST AREA, WIND RIVER BASIN
WYOMING, USA

Owned By

FOOTHILLS EXPLORATION, LLC

September 30, 2021
(October 1, 2021)

TABLE OF CONTENTS

Introduction

Summary of Resource Potential and Economics

Discussion

Orientation Map

WYOMING, USA – Beaver Creek East Area

Phase One
Madison Prospect
Tensleep Prospect

Phase Two
Frontier Prospect
Phosphoria Prospect

Cody Prospect

References

Glossary

Company Representation Letter

INTRODUCTION

INDEX

1. Authorization
2. Purpose of Report
3. Use of Report
4. Scope of Report
    - 4.1 Methodology
    - 4.2 Land Survey System
    - 4.3 Economics
    - 4.4 Barrels of Oil Equivalent
    - 4.5 Environmental Liabilities
5. Basis of Report
    - 5.1 Source of Information
    - 5.2 Product Prices
    - 5.3 Fiscal Regime
    - 5.4 Capital Expenditures and Operating Costs
    - 5.5 Income Tax Parameters
    - 5.6 Abandonment and Restoration
6. Evaluation Standard Used
    - 6.1 General
    - 6.2 Resource Definitions
        - 6.2.1. Reserves
        - 6.2.2. Contingent Resources
        - 6.2.3. Prospective Resources
7. Site Visit

INTRODUCTION

1. AUTHORIZATION

This evaluation has been authorized by Mr. Kevin Sylla, on behalf of Foothills Exploration, LLC. The engineering analysis has been performed during the months of September and October 2021.

2. PURPOSE OF THE REPORT

The purpose of this report was to independently determine the feasibility of the Company undertaking the development of the prospective resources in the Beaver Creek East area, Wind River Basin, Wyoming, USA, and determine the range of the magnitude of the prospective resources and the economic value before and after the consideration of risk.

3. USE OF THE REPORT

The report is intended to support efforts to finance the project and any other corporate requirements and financial planning.

4. SCOPE OF THE REPORT

4.1 Methodology

The evaluation of the prospective resources on the properties included in this report has been conducted under a discounted cash flow analysis of estimated future net revenue of a defined project scenario in accordance with the Canadian Oil & Gas Evaluation Handbook (COGEH). COGEH describes a project as "a defined activity, or set of activities, that provides the basis for assessment and classification of resources".

For the most part, the evaluation of prospective resources would be considered a conceptual or scoping study.

Prospective resources are "undiscovered resources", therefore the resources volumes that might be discovered are estimated based on whatever limited technical data (geological &

geophysical) are available plus the most reliable analog data that can be found from other more mature properties.

The resource determination for these cases is best established through statistical (probabilistic) analysis, usually involving Monte Carlo simulation. Input parameters are chosen from the analog and other data reflecting a range of reasonable data. The results of the Monte Carlo simulation should resemble the analog reservoirs chosen.

In cases where substantial information is available the resources can be established deterministically.

Under COGEH it is required that a range of outcomes be examined, the best estimate (P50), the low estimate (P90) and the high estimate (P10), which represent the "Success" cases. By definition, the "Success" cases represent developments that are commercially successful, i.e. positive discounted cash flows. The best estimate should reflect the most realistic expectation, the high case would be optimistic, but still within reason and the low case would reflect a marginally economic field size.

The lower limit of the field size is established by a two-step process from the Monte Carlo simulation results, or from a deterministic selection of low, best, and high estimates, which are then truncated to remove sub-economic cases (which requires establishing the economic model and an iterative process). This step is not usually required when using a deterministic analysis.

Once the volumes are established, the project scenario for the complete exploitation and depletion of the resources is postulated and an economic analysis is conducted. For this exercise the production rates are estimated (again from the analog if available), the known fiscal regime (interests, royalties, production sharing terms, taxes, etc.) is incorporated, and all capital expenditures required for the development are scheduled as well as operating costs over the life of the project. Net Present Values of each case are determined for a range of DCFs. Under COGEH the arithmetic average of the results of the three cases is calculated and that result is used as the value for the Success case (100% Chance of Commerciality) in the risk analysis.

To offset the Success case, the sunk cost of the Failure case is estimated, which can vary based on the circumstances. These costs represent the Company's net cost that would be

expended up to the point where it would give up on the play, lead or prospect, i.e. typically some seismic costs and perhaps one or two dry holes on the property. This is the NPV of the Failure case (0% Chance of Commerciality).

The risk analysis is conducted through use of the Newendorp 1975 methodology referred to as the "Expected Value" technique.

The after risk "expected value" is determined by multiplying the Success case value by the Chance of Commerciality, less the Failure case value multiplied by the Chance of Failure for a selected discount factor.

The Chance of Commerciality is the product of the Chance of Discovery and the Chance of Development.

The report Discussion covers the details of the risk analysis, the results of which are also presented graphically.

The Evaluation Standard, Section 6.0 of this Introduction presents the COGEH resource definitions and other related terms used in the evaluation of Prospective Resources.

4.2 Land Survey System

The Public Land Survey System (PLSS) is a way of subdividing and describing land in the United States. All lands in the public domain are subject to subdivision by this rectangular system of surveys, which is regulated by the U.S. Department of the Interior, Bureau of Land Management (BLM).

The PLSS typically divides land into 6-mile-square townships, which is the level of information included in the National Atlas. Townships are subdivided into 36 one-mile- square sections. Sections can be further subdivided into quarter sections, quarter-quarter sections, or irregular government lots.

Each township is identified with a township and range designation. Township designations indicate the location north or south of the baseline, and range designations indicate the location east or west of the Principal Meridian. For example, a township might be identified as Township 7 North, Range 2 West, which would mean that it was in the 7th tier of townships north of a

baseline, and in the 2nd column of townships west of a principal meridian. A legal land description of a section includes the State, Principal Meridian name, Township and Range designations with directions, and the section number: Nebraska, Sixth Principal Meridian T7N, R2W, sec5.

4.3 Economics

The economic analysis, as described below, may alternatively be accomplished by direct calculation through a corresponding Monte Carlo resource model, resulting in a statistical range of project net present values.

The results of the before tax economic analysis, which are presented for each project scenario, are in a condensed form presented on one page for simplicity in analyzing the cash flows, however, if for any reason more extensive breakdown of the cash flow is required, a separate schedule can be provided showing the full derivation and breakdown of any or all of the columns on the summary page.

The economic presentation shows the gross property and company gross and net (before and after royalty) production of oil, gas and each NGL product along with the product prices adjusted for oil quality and heating value of gas. Oil prices also include the deduction for trucking costs where applicable for royalty deductions.

The second level includes the revenues, royalties, operating costs, processing income, abandonment costs, capital and cash flow of the property. Operating costs are presented for the gross property and the company share, split between variable and fixed costs, and the effective cost per BOE.

Net revenues are presented annually and as a net-back in $/BOE @ 6 Mscf/STB. Revenue from custom processing of oil or gas is presented separately.

The third level of data presents the cumulative cash flow values (present worth) for various discount rates. Also, the net cash flow breakdown is presented. The project profitability criteria are summarized on the bottom right of the page.

In the event that the economics were determined using a Monte Carlo simulation, details can be found in the Discussion.

4.3 Barrels of Oil Equivalent

If at any time in this report reference is made to "Barrels of Oil Equivalent" (BOE), the conversion used is 6 Mscf : 1 STB (6 Mcf : 1 bbl).

BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf : 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent value equivalency at the well head.

4.4 Environmental Liabilities

We have been advised by the Company that they are in material compliance with all Environmental Laws and do not have any Environmental Claims pending, as demonstrated in the Representation Letter attached.

5. BASIS OF REPORT

5.1 Sources of Information

Source of the data used in the preparation of this report are as follows:

i) Interests and Burdens have been based on advice from the Company;
ii) Production data for analog analysis is acquired from public data sources, except for certain wells which may be provided directly by the Company;
iii) Operating Costs are based on the Company's operating statements;
iv) Price differentials are derived from operating statements provided the Company.
v) Timing of Development Plans and Capital estimates are normally determined by discussions with the Company together with our experience and judgment.

5.2 Product Prices

Chapman Petroleum Engineering Ltd. conducts continual surveillance and monitoring on a number of Benchmark product prices both locally and internationally. Based on historical data, current conditions and our view of the relevant political and economic trends, we independently prepare oil, gas and by-product price forecasts including predictions for the near term (first few years) with 2 percent escalation thereafter.

In establishing our forecasts we also consider input from operating companies, consulting firms, oil & gas marketing companies and financial institutions. Our forecasts are updated quarterly and the latest one prior to the effective date would generally be used. The forecast used for this report is presented in the Summary of Company Resources and Economics section as Table 2.

The Benchmark Oil Par Price shown is the West Texas Intermediate crude (WTI) in Cushing, Oklahoma.

The gas price forecast has been generated for this report to reflect the average published Henry Hub price.

The gas prices under various types of contracts currently available, i.e. conventional, local discount and export contracts, have been predicted to follow the same trends. The initial oil and gas prices for each property have been adjusted in this report to reflect the prices forecast to be received.

The Natural Gas Liquid (NGL) blended mix price has been established for each applicable property in this report based on the price and relative volumes of each NGL component of the gas stream recovered at the plant and wellhead for that property based on available plant and revenue data.

For properties where actual data is not available, an average blended mix price has been estimated based on a typical liquid composition assumed to be 40% propane, 30% butane and 30% pentanes plus.

Any prices quoted in the property discussions reflect fully adjusted prices for crude quality, transportation, gas heating value and specific contractual arrangements. In the case of delayed production, the equivalent 2021 price for that production has been quoted.

5.3 Fiscal Regime

The fiscal regime, i.e. royalties, production sharing terms, etc., has been described in the body of the report discussion.

5.4 Capital Expenditures and Operating Costs

Operating costs and capital expenditures have been based on historical experience and analogy where necessary and are expressed in current year dollars but for economic purposes are escalated at 2% per year after the current year.

5.5 Income Tax Parameters

An After Income Tax case has not been included in this resource evaluation.

5.6 Abandonment and Restoration

Abandonment and restoration costs, net of salvage, have been included in the cash flows for the final event of any particular well. The abandonment cost does not impact the economic limit and is included in the final year of production.

6. EVALUATION STANDARD USED

6.1 General

This evaluation and report preparation have been carried out in accordance with standards set out in the APEGA professional practice standard "The Canadian Oil and Gas Evaluation Handbook", 3rd Edition December 2018 ("COGEH"), prepared by the Calgary Chapter of the Society of Petroleum Evaluation Engineers (SPEE).

COGEH uses the SPE-PRMS (2018 Update) resource classification system shown in the below diagram.



PRODUCTION
RESERVES
Low
Best Estimate
High
1P
2P
3P
P1
Proved
P2
Probable
P3
Possible
CONTINGENT RESOURCES
1C
2C
3C
C1
C2
C3
UNRECOVERABLE
PROSPECTIVE RESOURCES
1U
2U
3U
P90
P50
P10
UNRECOVERABLE
TOTAL PETROLEUM INITIALLY-IN-PLACE (PIIP)
DISCOVERED PIIP
UNDISCOVERED PIIP
COMMERCIAL
SUB-COMMERCIAL
CLASS
Increasing Chance of Commerciality
CATEGORY
Range of Uncertainty
Not to scale

By way of explanation, 'CLASS' forms the vertical axis of the PRMS diagram and represents the range of Chance of Commerciality. Likewise, 'CATEGORY' forms the horizontal axis and provides a measure of the uncertainty in estimates of the Resource Class.

Petroleum Initially-In-Place (PIIP) is that quantity of petroleum that is estimated to exist originally in naturally occurring accumulations with reference to the above diagram and is potentially producible. It includes that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations, prior to production, plus those estimated quantities in accumulations yet to be discovered (equivalent to "total resources").

Discovered PIIP (equivalent to "discovered resources") is that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations prior to production. The

Discovered PIIP includes production, Reserves, and Contingent Resources; the remainder is unrecoverable.

Undiscovered PIIP (equivalent to "undiscovered resources") is that quantity of petroleum that is estimated, on a given date, to be contained in accumulations yet to be discovered. The recoverable portion of undiscovered petroleum initially in place is referred to as "Prospective Resources", the remainder as "unrecoverable".

Unrecoverable is that portion of Discovered or Undiscovered PIIP quantities which is estimated, as of a given date, not to be recoverable by future development projects. A portion of these quantities may become recoverable in the future as commercial circumstances change or technological developments occur; the remaining portion may never be recovered due to the physical/chemical constraints represented by subsurface interaction of fluids and reservoir rocks.

6.2 Resource Definitions

The following definitions have been extracted from COGEH and represent an overview of the resource definitions and evaluation criteria required for compliance with the Canadian Securities National Instrument 51-101. These definitions are considered to be compliant with the PRMS - 2018, in that they use the same primary nomenclature, principles and concepts.

6.2.1 Reserves

The following Reserves definitions and guidelines are designed to assist evaluators in making Reserves estimates on a reasonably consistent basis and assist users of evaluation reports in understanding what such reports contain and, if necessary, in judging whether evaluators have followed generally accepted standards.

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical, and engineering data; the use of established technology; and specified economic conditions, which are generally accepted as being reasonable. Reserves are further classified according to the level of certainty associated with the estimates and may be subclassified based on development and production status.

The guidelines outline

- general criteria for classifying reserves,
- procedures and methods for estimating reserves,
- confidence levels of individual entity and aggregate reserves estimates,
- verification and testing of Reserves estimates.

The following definitions apply to both estimates of individual Reserves Entities and the aggregate of reserves for multiple entities.

RESERVES CATEGORIES

Reserves are categorized according to the probability that at least a specific volume will be produced. In a broad sense, Reserves categories reflect the following expectations regarding the associated estimates:

Reserves Category	Confidence Characterization
Proved (1P)	Low Estimate, Conservative
Proved + Probable (2P)	Best Estimate
Proved +Probable +Possible (3P)	High Estimate, Optimistic

a. Proved Reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated Proved Reserves.

b. Probable Reserves are those additional reserves that are less certain to be recovered than Proved Reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated Proved + Probable Reserves.

c. Possible Reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated Proved + Probable + Possible Reserves.

DEVELOPMENT AND PRODUCTION STATUS

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories.

a. Developed Reserves are those Reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the Reserves on production. The developed category may be subdivided into producing and non-producing.

   i. Developed Producing Reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

   ii. Developed Non-Producing Reserves are those reserves that either have not been on production, or have previously been on production, but are shut-in and the date of resumption of production is unknown.

b. Undeveloped Reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the Reserves classification (Proved, Probable, Possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool Reserves between the Developed and Undeveloped categories or to sub-divide the Developed Reserves for the pool between Developed Producing and Developed Non-Producing. This allocation should be based on the estimator's assessment as to the reserves that will be recovered from specific wells, facilities and completion intervals in the pool and their respective development and production status.

LEVELS OF CERTAINTY FOR REPORTED RESERVES

The qualitative certainty levels contained in the definitions are applicable to "individual Reserves entities," which refers to the lowest level at which Reserves calculations are performed, and to "Reported Reserves," which refers to the highest level sum of individual entity estimates for which Reserves estimates are presented. Reported

Reserves should target the following levels of certainty under a specific set of economic conditions:

- At least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated Proved Reserves,
- At least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated Proved + Probable reserves,
- At least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated Proved + Probable + Possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various Reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of Reserves estimates are prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with Reserves estimates and the effect of aggregation is provided in Section 5.7.1.6, The Portfolio Effect, of COGEH.

6.2.2 Contingent Resources

Contingent Resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations using established technology or technology under development (TUD), but which are not currently considered to be commercially recoverable due to one or more contingencies. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Contingencies may include economic, environmental, social and political factors, regulatory matters, a lack of markets or prolonged timetable for development. Contingent Resources have a Chance of Development that is less than certain.

Contingent resources are further categorized according to their level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Project Maturity Sub-Classes are: Development Pending, Development on Hold, Development Unclarified and Development Not Viable, as demonstrated in the chart below (Section 6.3).

Reports on Contingent Resources must specify the level of maturity and usually include 1C, 2C and 3C estimates.

There is no certainty that it will be commercially viable to produce any portion of the Contingent Resources.

6.2.3 Prospective Resources

Prospective Resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated Chance of Discovery and a Chance of Development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity.

The project maturity subclasses describe the stage of exploration and broadly correspond to chance of commerciality from in increasing order from "play" to "lead" to "prospect" as demonstrated in the chart below (Section 6.3).

A "play" is a family of geologically similar fields, discoveries, prospects and leads. It would have the lowest chance of commerciality in these project maturity subclasses.

A "lead" is a potential accumulation within a play that requires more data acquisition and/or evaluation in order to be classified as a prospect.
A "prospect" is a potential accumulation within a play that is sufficiently well defined to represent a viable drilling target. A "prospect" would have the highest chance of commerciality.

There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources.

6.3 **Project Maturity Sub-Classes**


TOTAL PETROLEUM INITIALLY-IN-PLACE (PIIP)
DISCOVERED PIIP (DPIIP)
COMMERCIAL
SUB-COMMERCIAL
UNDISCOVERED PIIP (UPIIP)
PRODUCTION
RESERVES
CONTINGENT RESOURCES
UNRECOVERABLE
PROSPECTIVE RESOURCES
UNRECOVERABLE
Project Maturity Sub-classes
On Production
Approved for Development
Justified for Development
Development Pending
Development On Hold
Development Unclarified
Development Not Viable
Prospect
Lead
Play
Increasing Chance of Commerciality
Range of Uncertainty
Not to Scale

7. SITE VISIT

A personal field examination of these properties was not considered to be necessary because the data available from the Company's records and public sources was satisfactory for our purposes.

SUMMARY OF COMPANY RESOURCES AND ECONOMICS

INDEX

Forecast Prices and Costs

Table 1: Summary of Prospective Resources and Economics

Table 2: Product Price Forecast

Table 1
Summary of Company Prospective Resources and Economics
Before Income Tax
October 1, 2021
(as of September 30, 2021)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

	Net To Appraised Interest										
	Resources						Cumulative Cash Flow - M$USD				
	Oil MSTB		Conventional Natural Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
BEFORE RISK											
Arithmetic Average											
Development Program (Madison)	24,179	21,157	0	0	0	0	1,040,246	631,838	412,861	264,354	203,738
Development Program (Tensleep)	30,381	26,583	0	0	0	0	1,456,596	803,054	498,638	334,826	237,355
Development Program (Frontier, Dakota, Muddy Zones)	0	0	78,375	70,606	413	248	167,847	113,385	79,013	56,429	41,071
Development Program (Phosphoria Zone)	0	0	28,487	26,248	150	90	24,385	11,092	2,988	(2,037)	(5,181)
Total Before Risk Arithmetic Average	54,560	47,740	106,862	97,054	562	337	2,689,074	1,559,370	993,500	673,571	476,964
AFTER RISK											
Arithmetic Average After Risk											
Development Program (Madison)	8,221	7,193	0	0	0	0	349,988	211,129	136,677	92,984	65,575
Development Program (Tensleep)	12,760	11,165	0	0	0	0	608,522	334,035	206,180	137,379	96,441
Development Program (Frontier, Dakota, Muddy Zones)	0	0	27,431	24,762	144	87	58,746	39,685	27,654	19,750	14,375
Development Program (Phosphoria Zone)	0	0	10,255	9,449	54	32	8,779	3,993	1,076	(733)	(1,865)
Total After Risk Arithmetic Average	20,981	18,358	37,686	34,231	198	119	1,026,035	588,842	371,587	249,380	174,526

M$USD means thousands of United States dollars.

Gross resources are the total of the Company's working interest share before deduction of royalties owned by others.

Net resources are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report

Table 2

CHAPMAN PETROLEUM ENGINEERING LTD.
CRUDE OIL
HISTORICAL, CONSTANT, CURRENT AND FUTURE PRICES

October 1, 2021

Date		WTI [1] $US/STB	Brent Spot (ICE)[2] $US/STB	AB Synthetic Crude Price [3] $CDN/STB	Western Canada Select [4] $CDN/STB	Exchange Rate $CDN/$US
HISTORICAL PRICES						
2012		94.05	111.63	92.56	71.70	1.00
2013		97.98	108.56	100.17	75.76	0.97
2014		93.12	99.43	101.07	82.07	0.91
2015		48.69	53.32	62.17	46.23	0.78
2016		43.17	45.06	57.98	38.90	0.76
2017		50.86	54.75	67.75	49.63	0.77
2018		64.92	71.64	75.06	50.17	0.77
2019		57.00	64.11	75.28	57.86	0.75
2020		39.54	43.40	48.78	37.05	0.75
2021	9 mos.	64.80	67.56	79.76	65.47	0.80
CONSTANT PRICES (The average of the first-day-of-the-month price for the preceding 12 months-SEC)						
		56.36	**58.83**	**68.97**	**55.83**	**0.79**
FORECAST PRICES						
2021	3 mos.	**72.00**	76.32	81.75	65.40	0.81
2022		**70.00**	74.20	80.36	64.29	0.80
2023		**68.00**	72.08	78.94	63.15	0.79
2024		**69.36**	73.52	79.56	63.65	0.80
2025		**70.75**	74.99	81.29	65.04	0.80
2026		**72.16**	76.49	83.06	66.45	0.80
2027		**73.61**	78.02	84.87	67.89	0.80
2028		**75.08**	79.58	86.71	69.37	0.80
2029		**76.58**	81.17	88.58	70.87	0.80
2030		**78.11**	82.80	90.50	72.40	0.80
2031		**79.67**	84.45	92.45	73.96	0.80
2032		**81.27**	86.14	94.44	75.55	0.80
2033		**82.89**	87.87	96.47	77.18	0.80
2034		**84.55**	89.62	98.55	78.84	0.80
2035		**86.24**	91.41	100.66	80.53	0.80
2036		**87.97**	93.24	102.82	82.25	0.80

Escalated 2% thereafter

Notes:
[1] West Texas Intermediate quality (D2/S2) crude (40API) landed in Cushing, Oklahoma.
(Comperative WTI future oil prices are: $US70.05/STB in 2021; $US66.60/STB in 2022 and $US61.23/STB in 2023)
[2] The Brent Spot price is estimated based on historic data.
[3] Equivalent price for Light Sweet Crude (D2/S2) & Synthetic Crude landed in Edmonton.
[4] Western Canada Select (20.5API), spot price for B.C., Alberta, Saskatchewan, and Manitoba.

Table 2 (cont'd)

CHAPMAN PETROLEUM ENGINEERING LTD.
NATURAL GAS & BY-PRODUCTS
HISTORICAL, CONSTANT, CURRENT AND FUTURE PRICES

October 1, 2021

Date		Alberta GRP [1]		AECO Spot Gas[2]	Henry Hub Gas[3]	Propane C3 [4]	Butane C4 [4]	Condensate (Pentanes Plus) C5+[5]
		$CDN/MMBTU	$CDN/GJ	$CDN/MMBTU	$US/MMBTU	$CDN/BBL	$CDN/BBL	$CDN/BBL
HISTORICAL PRICES								
2012		2.25	2.13	2.39	2.75	47.40	64.48	96.26
2013		2.98	2.82	3.17	3.73	50.09	91.43	100.72
2014		4.22	4.00	4.51	4.35	46.85	62.26	108.28
2015		2.62	2.48	2.71	2.76	6.17	36.81	59.14
2016		2.03	1.93	2.18	2.50	6.71	29.81	55.62
2017		2.05	1.94	2.50	2.96	25.55	39.62	67.15
2018		1.38	1.31	1.51	3.18	30.47	48.97	77.19
2019		1.31	1.24	1.81	2.57	14.98	21.39	70.46
2020		1.85	1.75	2.25	2.02	20.62	24.74	50.06
2021	9 mos.	2.63	2.49	3.26	3.61	45.92	40.96	81.07
CONSTANT PRICES (The average of the first-day-of-the-month price for the preceding 12 months-SEC)								
		2.54	2.41	2.89	2.98	30.41	31.52	71.18
FORECAST PRICES								
2021	3 mos.	2.82	2.67	3.20	**3.91**	34.99	40.21	80.93
2022		2.62	2.49	2.98	**3.69**	34.12	43.35	79.56
2023		2.51	2.38	2.85	**3.56**	33.07	46.37	78.15
2024		2.56	2.43	2.91	**3.62**	33.13	46.77	78.76
2025		2.61	2.47	2.97	**3.68**	33.85	47.78	80.48
2026		2.66	2.52	3.02	**3.73**	34.59	48.82	82.23
2027		2.71	2.57	3.08	**3.79**	35.34	49.88	84.02
2028		2.77	2.63	3.15	**3.86**	36.10	50.97	85.84
2029		2.82	2.68	3.21	**3.92**	36.88	52.07	87.70
2030		2.88	2.73	3.27	**3.98**	37.68	53.19	89.59
2031		2.94	2.79	3.34	**4.05**	38.50	54.34	91.53
2032		3.00	2.84	3.41	**4.12**	39.33	49.68	93.50
2033		3.06	2.90	3.47	**4.18**	40.17	50.75	95.51
2034		3.12	2.96	3.54	**4.25**	41.03	51.84	97.56
2035		3.18	3.02	3.61	**4.32**	41.91	52.95	99.65
2036		3.24	3.08	3.69	**4.40**	42.81	54.01	101.65

Escalated 2% thereafter

Notes:
[1] Alberta Gas Reference Price (GRP) represents the average of all system and direct (spot and firm) sales
[2] The AECO C Spot price, which is the Alberta gas trading price
[3] Henry Hub Spot is natural gas traded on the New York Mercantile Exchange (NYMEX).
[4] Alberta average field price for Propane and Butane purchased at field locations.
[5] Edmonton condensate from GMPFirstEnergy.



Lake Superior
Lake Huron
Lake Michigan
L. Ontario
Lake Erie
Wyoming
UNITED STATES
OF AMERICA
Washington, DC
Area of Interest



WYOMING
Red Lodge
Powell
Cody
Greybull
Worland
Thermopolis
Sheridan
Buffalo
Gillette
Moorcroft
Sundance
Newcastle
Wright
Boysen Res
Shoshoni
Riverton
Lander
Casper
Douglas
Glendo Res
Fort Laramie
Wheatland
Torrington
Lusk
Granite Mts
Pathfinder Reservoir
Seminoe Reservoir
Great Divide Basin
Medicine Bow
Rawlins
Saratoga
Laramie
Cheyenne
Rock Springs
Green River
Kemmerer
Farson
Big Piney
Pinedale
Jackson
Alpine
Afton
Flaming Gorge Reservoir
Wind River Rg
Bighorn Mts
Laramie Mts

Source: University of Texas Libraries, The University of Texas at Austin

FOOTHILLS EXPLORATION, LLC	
BEAVER CREEK EAST AREA	
FREMONT COUNTY, WYOMING, U.S.A.	
ORIENTATION MAP	
OCT. 2021	JOB No. 6766

Chapman Petroleum Engineering Ltd.

MADISON ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

INDEX

Prospect Synopsis

Discussion

Property Description
Field History
Field Development
Geology
Prospective Resources
Productivity Estimates
Product Prices
Operating Environment
Capital Expenditures
Operating Costs
Economics and Risk

Attachments

Figure 1: Land and Well Map

Table 1: Schedule of Lands, Interests and Royalty Burdens

Figure 2: Geological Maps and Figures
- a) Sedimentary Basins of the Rocky Mountains
- b) Stratigraphy Column, Wind River Basin
- c) Elements of the Petroleum System
- d) Regional Geological Cross Section
- e) Madison Type Log, Beaver Creek Field

Table 2: Summary of Gross Resources
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 3: Production History Graph – Analog Reservoir

Table 3: Summary of Anticipated Capital Expenditures
- a) Development
- b) Abandonment and Restoration

Table 4: Summary of Company Prospective Resources and Economics

Economic Model
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 4: Risk Analysis

MADISON ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

PROSPECT SYNOPSIS

This Summary contains the information required to be disclosed under NI 51-101, Sec. 5.9. More details regarding the prospects are presented in the Report Discussion, which follows.

1. (a) The Company owns a 100 percent working interest covering 16,386 acres of land on which an oil prospect has been identified, based on geological, well control and seismic.

   (b) The subject lands are located in the Wind River Basin, Wyoming, USA.

   (c) The expected product from a Madison discovery is oil.

   (d) The predominant risk for these prospects relates to the existence of a geologic trap.

   (e) The economic and risk analysis, justifying undertaking this project is presented in the Discussion of the report and a summary of the "before and after risk" values for the Forecast Prices and Costs Case are presented below:

Company Net Value, Thousands of United States Dollars

	Before Risk	After Risk
Undiscounted	1,040,246	349,988
Discounted @ 5%/year	631,838	211,129
Discounted @ 10%/year	412,861	136,677
Discounted @ 15%/year	284,354	92,984
Discounted @ 20%/year	203,738	65,575

2. (a) This report was prepared by a "Qualified Reserves Evaluator and Auditor" who is independent of the Company.

   (b) This evaluation has been prepared in accordance with COGEH standards.

   (c) The Prospective Resources evaluated in this report are sub-classified as a "Lead" on the grounds that more data and evaluation are required prior to becoming a "Prospect".

(d) (i) The applicable resource definitions are contained in the Introduction to this report.

Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects.

(ii) The effective date of the evaluation is September 30, 2021.

(iii) The significant positive and negative factors relevant to this estimate are as follows:

<u>Positive Attributes</u>

- the prospect is located on a major geological trend, containing many producing wells
- the zone of interest has been identified by 3-D seismic
- the prospect is located in an active oil field with ample services and infrastructure
- the economic and risk analysis suggests a viable project

<u>Negative Attributes</u>

- numerous wells and significant capital expenditures are required to fully explore and develop the lands of interest
- there is a chance of high water production

(iii.1) (A) The costs to drill, complete and tie-in to a local battery have been estimated to be $3,500,000 per well plus $5,000,000 for the central facility, including water handling and disposal.

(B) The initial drilling is expected to commence in early 2022. First commercial production is anticipated by 2023.

(C) The recovery technology would be primary and secondary recovery (waterflood).

(D) This is a conceptual discovery and development.

MADISON ZONE – BEAVER CREEK EAST AREA
WIND RIVER BASIN, WYOMING, USA
DISCUSSION

Property Description

The Company owns a 100% working interest in 16,386 acres of Federal State and Fee leases in multiple sections within Mer 06, TWPs 0330N to 0340N, Rng 0950W in the Beaver Creek East area, which is situated in the south-central part of Wind River Basin, Wyoming, USA.

Several significant oil and gas producing fields are located in the immediate vicinity of the Company's land; such as Beaver Creek, Big Sand Draw, Sand Draw North, Alkali Butte, and Riverton Dome fields. This evaluation covers the exploration potential of these lands.

The Company lands are shown on the map, Figure 1. A detailed description of the lands, interests and royalty burdens is presented in Table 1.

Field History

The exploration lands are proximal to several producing fields including Beaver Creek to the west; Sand Draw to the north, Kirby Draw and Big Sand Draw to the south, and Alkali Butte to the east. Several productive intervals exist in these fields, including the Madison, Tensleep, Phosphoria, Cloverly, Frontier and Cody.

The Madison reservoir at Beaver Creek field was used to establish an analog model for this evaluation.

The reservoir is at a depth of 11,000 feet and covers an area of approximately 975 acres. The crude API gravity is 39.5 degrees. Peak oil production was approximately 7,900 STB/d from 11 wells, representing an average initial productivity of 718 STB/d per well. 32 producers and 10 water injectors were drilled during the primary and secondary recovery period.

A graph of historical production from this reservoir is shown in Figure 3.

The Madison is a significant contributor to the Beaver Creek field with an estimated cumulative oil production of 43.0 MMSTB by July 2008, when an enhanced oil recovery scheme (EOR) was initiated (CO_2 miscible flood).

The original oil-in-place volume, as reported by the field operator, Devon Energy, is 109 MMSTB. As such, a 39.5% recovery factor was achieved under primary and secondary (waterflooding) operations.

Production responded very well after 2008 due to the CO2 flood and total cumulative production to date from the Madison is 55.4 MMSTB (50.8% recovery factor).

Field Development

It has been assumed that the Company lands would be developed as a waterflood in a similar fashion to the analog reservoir.

Geology

Regional Geology – Wind River Basin is a hydrocarbon-rich basin in the Rocky Mountains region of Wyoming. The basin, as shown in Figure 2a, is a northwest-southeast trending structural depression that is nearly 200 miles long, 70 miles wide, and encompasses an area of 7,400 square miles in central Wyoming. The basin margins are bounded from the north, west, south, and east by a series of basement uplifts; namely Washakie, Owl Creek, Bighorn, Wind River, Granite Mountains, and Casper Arch respectively.

The present day structure of Wind River Basin developed during the Laramide orogeny, which is a period of crustal instability that started at the Cretaceous and ended in Eocene. Many structures in the basin, folded and faulted anticlines and synclines, are the result of compressional deformation and characterized by the Pre-Cambrian Basement thrust faults.

The first oil was discovered in Wyoming as a seep along the banks near the southwestern margin of the basin and the first commercial oil production was established in 1884 at Dallas oil field.

Tectonics and Stratigraphy – Up until the onset of Laramide orogeny, the entire region was part of a stable foreland shelf east of the Cordilleran fold and thrust belt and covered by shallow seas. The structural evolution of the Wind River Basin then started at the late Cretaceous by the Laramide horizontal compression, tectonically driven by the collision and subduction of the Farallon oceanic

plate under North America cratonic plate. These compressional forces caused the foreland shelf to break-up and fragmented into the present tectonic framework of numerous smaller basins and arches. After the end of Laramide period and during the Miocene-Pliocene time, the east-west trending bounding arches were formed, followed by uplift during late Pliocene.

As shown in Figures 2b and 2d; the oldest stratigraphy in the region is the Pre-Cambrian basement of undifferentiated igneous and metamorphic rocks, unconformably overlain by Flathead, Gros Ventre and Gallatin Formations of the Cambrian age (from older to younger). Flathead is made up of sandstone, siltstone, shale and conglomerate, while the Gros Ventre is mainly composed of varicolored shale with interbeds of sandstone, limestone, and conglomerates. The Gallatin is mainly limestone with few shale interbeds. The Ordovician, Bighorn Dolomite is overlying the Cambrian, followed by the Madison Formation of the Mississippian, which is one of the most prolific producing reservoirs in the basin.

The Madison Formation consists of dolomite and limestone, deposited in shallow marine environment, with some tidal and lagoonal influence. It is a heterogeneous unit that exhibits variable characteristics of cyclic carbonate deposition with a strong diagenetic overprint. The impact of the folding and faulting of the Laramide tectonic event produced favorable conditions that led to hydrocarbon entrapment in the Madison. The Amsden Formation and Tensleep of Pennsylvanian age are overlying the Madison, where the Amsden consists of interbeds of shale, limestone, sandstone interbeds.

The Tensleep Formation is a sandstone unit that is considered to be one of the key reservoirs in the nearby fields within the basin. The Phosphoria Formation of the Permian overlies the Tensleep and it is an important stratigraphic unit as it encompasses both organic-rich shale, which is one of the main source rocks in the basin, and a reservoir unit that is proved to be a hydrocarbon producer in fields in the basin. The Triassic succession, Dinwoody, Chugwater, Nugget Formations, are made up of sandstone, limestone, shale interbeds. Then the Jurassic, section, Sundance and Morrison Formations, which are mainly siltstone, sandstone and limestone. Thick interval of Cretaceous is deposited and can be divided into two units: Lower and Upper Cretaceous. The main clastic reservoirs within the Lower Cretaceous unit that are known to produce hydrocarbon in the basin, are Cloverly (Dakota/Lakota), Muddy and Frontier Formations. While the Upper Cretaceous's key hydrocarbon-bearing reservoirs are Cody and Mesa-Verde Formations. Tertiary deposits of marine shales, sands and some volcanic conglomerate are overlying the Cretaceous.

Petroleum System - as illustrated in Figure 2c: the principal source rocks in the basin are the Phosphoria of the Permian and the Cretaceous Niobrara-Cody shales. The organic carbon (TOC) content of the Phosphoria ranges from 1.6 to 9%, while the Niobrara shale has TOC as much as 6% and Hydrogen Index (HI) of up to 530 mg HC/g.

The main stage of hydrocarbon generation took place during the Jurassic and Cretaceous time. Hydrocarbon migration occurred laterally via carrier beds to the adjacent reservoirs and vertically through the extensive faulting and fracture systems in the basin. Ladysmith lineament and other wrench fault lineaments are believed to be the plumbing system for oil migration into the traps.

The seal is provided by the shale and evaporite beds of the Park City, Amsden, Dinwoody, Chugwater, and Gypsum Spring, Mowry and Lower Cody Formations.

Trap formation is believed to occur during the Cretaceous, approximately contemporaneous with peak hydrocarbon generation. Most of the traps are generally structural, created by the Laramide orogeny and its related folding and faulting tectonics. There are also stratigraphical traps, created by the carbonates' facies variations.

The main recognized reservoirs in the basin are Tensleep sandstone (Pennsylvanian), Madison carbonates (Mississippian), Phosphoria (Permian), Frontier sandstone (Cretaceous), among other minor reservoirs such as Muddy, Cloverly, Upper Cody sandy member, and Mesa-verde.

Madison Characteristics – The Mississippian Madison Formation is made up of heterogeneous carbonate complex that has several cyclic depositional sequences, with strong diagenetic impact. These sequences display a wide range of facies; from wackestone, mudstone, to packstone and grainstone, in transgressive to regressive cycles. These variations led to vertical and lateral reservoir quality variations across the basin.

The Madison Formation proved to be a highly productive reservoir, as evidenced by several producing fields in the basin, especially Beaver Creek field which is located in the immediate vicinity of the Company's land. The Madison reservoir predominantly consists of limestone and dolomite, with a wide range of porosities and permeabilities due to significant variations in diagenesis. The average porosity is about 11-12% with a maximum of 35% and includes primary inter-particle, moldic, inter-crystalline, and fracture porosity. The average permeability ranges between 22 to 44 mD. With a maximum of 144 mD. Fracturing occurs on several scales in the Madison Formation due to tectonic

events and contributes significantly to the vertical flow of hydrocarbon. The average thickness of the unit ranges from 70 to 180 meters.

A type log over the Madison from the nearby analog field is presented on Figure 2e.

Prospective Resources

Prospective resources have been assigned to the Madison zone based on analog analysis of the Madison reservoir at Beaver Creek field. Only primary and secondary recovery was considered and any EOR potential was excluded from the analysis.

Resource volumes and production forecasts are based on the average cumulative volume per well of 1,343 MSTB/well.

Prospective resources of 21.492, 8.059 and 42.984 MMSTB were assigned to the Best, Low and High cases considering a range of discovery sizes of 16, 6 and 32 producers, respectively. 10, 2 and 5 water injectors were assumed to be drilled in the Best, Low and High cases, respectively.

A summary of prospective resources is presented on Table 2.

Productivity Estimates

It is anticipated that the initial average well production rate would be 600, 500 and 718 STB/d in the Best, Low and High cases, respectively.

The associated success case production forecasts are shown on Tables 2a, 2b and 2c for the Best, Low and High cases, respectively. The production history graph of the analog field is presented on Figure 3.

Product Prices

A 2021 oil price of $72.00/STB has been estimated for the Madison oil, based on our experience in the area.

Operating Environment

The lands are situated in an active oil field environment with infrastructure and services, available to support drilling and production operations.

Capital Expenditures

The cost to drill, complete, equip and tie-in a vertical Madison producer is estimated at $3,500,000. A typical injection well is expected to cost $3,750,000. Additionally, $5,000,000 is estimated for a central facility.

For the purpose of conducting a prospect risk analysis, we have assumed that the Company would drill 2 exploration wells before considering the project a failure. Dry hole costs are estimated at $2,800,000 per well.

Capital expenditures for this project are shown on Tables 2a, 2b and 2c and are summarized on Table 3a. Projected abandonment and restoration costs are shown on Table 3b.

Operating Costs

Operating costs of $5,000 per producing well plus $10.00/STB of oil have been estimated for the property based on our experience in this area.

These costs are reasonable given the expected, eventual high water production.

Economics and Risk

The results of the economic analysis, before income tax are summarized in Table 4, and the before risk cash flows are presented in Tables 4a, 4b and 4c, for the best, low and high estimates, respectively. The before risk analysis for each case represents the results of an assumed successful exploration program and development model having parameters which are considered to be reasonable based on the information available. This defines the 100% Chance of Success (COS) case.

A risk analysis has been performed to determine the feasibility of the Company participating in this project and to determine the after risk value before income tax, utilizing the "Expected Value"

technique. In this procedure the Success Case, established by the arithmetic average of the best, low and high estimate results, is offset by the Failure Case (COS=0%).

The failure case (COS=0%) is defined by the net capital exposure or amount of expenditure made by the Company before deciding to stop further activity on the project. This might include one or more dry holes and any land, geological or geophysical expenses undertaken prior to drilling. The capital exposure of this project net to the Company is $5,800,000 representing the cost of drilling two dry and abandoned exploration wells.

The Success Case and Failure Case represent the boundary conditions for the risk analysis. The after risk value is determined by applying the Chance of Commerciality (COC) to the equation: [Net present value of Success case at the designated DCF% times COC, less capital exposure times (1-COC)].

In establishing the Chance of Commerciality, consideration has been given to the Chance of Discovery, which involves geological factors and the Chance of Development, which involves other factors related to the likelihood of full development, once a discovery is made. The Chance of Commerciality is the product of the Chance of Discovery and the Chance of Development.

The Chance of Discovery, or geological factors, include the four main geological components of a petroleum system needed for commercial production: source rocks capable to generate enough economic volumes of hydrocarbons, presence of reservoir rocks of reasonable quality to accumulate hydrocarbons, a trapping mechanism with a good vertical and lateral seal to hold and retain hydrocarbons, and proper geological timing to coincide with the hydrocarbon generation, expulsion, reservoir presence, and traps formation, and for hydrocarbons to migrate into the trap.

The ranges of chance of success assigned to each of these geological factors can be qualitatively described so that COS 5% to 30% is unfavourable, COS 30% to 50% is questionable, COS 50% is neutral, COS 50% to 70% is encouraging and COS 70% to 95% is considered favourable. A neutral assessment would apply in cases of lack of data or information. The product of all four of these factors results in the overall geological Chance of Discovery.

For this project; the results of estimating the overall geological chance of discovery rate for the Madison Formation is 38%, as shown in Figure 4. The source rock element was rated at 100% based on the existence of prolific source rocks that have generated hydrocarbons in large quantities, as seen in numerous producing fields in the basin. For the same rationale; the rating of 100% was also

given to the factor of geological timing and hydrocarbon migration that is proved via carrier beds, faults and juxtaposition reservoirs (as shown in Figure 2d). Taking into consideration the significant vertical and lateral variations in the Madison carbonate facies and performance; 71% rating was assigned to the reservoir rocks' factor. The rating for the geological trap and reservoir seal elements was estimated at 53%, based on the best geological assumptions that similar faults' entrapment mechanism of the Beaver Creek field to the west and the anticipated drainage pattern in the Company's land would exist.

The Chance of Development risk factors include Economic Viability (production forecast, capital and operating costs and price forecast), Market Access, Production and Transportation Infrastructure (facilities and pipelines), Regulatory and Social License, Corporate and External Approvals and a Reasonable Timetable for Development (development plan). For this report, we have assigned a 95% chance of obtaining the necessary corporate and regulatory approvals. Additionally, a 95% chance of obtaining the required capital is considered.

For this project the results of the risk analysis before income tax indicate that in order to achieve a 15 percent rate of return a minimum COC of 2 percent would be required. Since we have estimated a COC of 34 percent, the Company's development of this project is considered feasible.

The graphical presentation of the risk analysis and the supporting data and results, before and after risk are shown on Figure 4.


RIVERTON DOME
002 S004 E
002 S005 E
ALKALI BUTTE
002 S006 E
CAMPBELL RIDGE
034 N 094 W
034 N 096 W
034 N 095 W
BEAVER CREEK
033 N 096 W
033 N 095 W
SAND DRAW NORTH
KIRBY DRAW
LEASEHOLD MAP
FREMONT COUNTY, WYOMING
BIG SAND DRAW
032 N 096 W
032 N 095 W
SAND DRAW SOUTH

Company Lands

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

LAND AND WELL MAP

OCT. 2021 JOB No. 6766 FIGURE No. 1

Chapman Petroleum Engineering Ltd.

Table 1

Schedule of Lands, Interests and Royalty Burdens
October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

			Appraised Interest		Royalty Burdens		
Description	Rights Owned	Gross Acres	Working %	Royalty %	Basic %		Overriding %
Twp 33N - Rng 95W - Mer 06							
Section 2, Lots: S2NW, SW, W2SE, SESE, 3, 4	[A]	440.25	100.0000	-	12.5000		-
Section: 3	[A]	641.57	100.0000	-	12.5000		-
Section: 4	[A]	642.95	100.0000	-	12.5000		-
Section: 5	[A]	644.00	100.0000	-	12.5000		-
Section: 6	[A]	653.33	100.0000	-	12.5000		-
Section: 7	[A]	648.64	100.0000	-	12.5000		-
Section: 8	[A]	640.00	100.0000	-	12.5000		-
Section: 9	[A]	640.00	100.0000	-	12.5000		-
Section: 10	[A]	640.00	100.0000	-	12.5000		-
Section: 11	[A]	640.00	100.0000	-	12.5000		-
Section: 12	[A]	640.00	100.0000	-	12.5000		-
Section: 13	[A]	640.00	100.0000	-	12.5000		-
Section: 14	[A]	640.00	100.0000	-	12.5000		-
Section: 18	[A]	646.56	100.0000	-	12.5000		-
Section 23, Lots: NWNE, W2, SE	[A]	520.00	100.0000	-	12.5000		-
Section: 26	[A]	640.00	100.0000	-	12.5000		-
Section: 31	[A]	641.24	100.0000	-	12.5000		-
Section: 32	[A]	640.00	100.0000	-	12.5000		-
Section 35, Lots: NE, E2SE	[A]	240.00	100.0000	-	12.5000		-
Twp 34N - Rng 95W - Mer 06							
Section 19, Lots: S2SE, 1-5	[A]	245.06	100.0000	-	12.5000		-
Section 20, Lots: SESE	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 21, Lots: 1-4	[A]	126.72	100.0000	-	12.5000		-
Section 21, Lots: SWSW	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 22, Lots: S2SE. 1, 2	[A]	147.08	100.0000	-	12.5000		-
Section 23, Lots: 3, 4	[A]	68.42	100.0000	-	12.5000		-
Section 25, Lots: SW	[A]	160.00	100.0000	-	12.5000		-
Section 27	[A]	640.00	100.0000	-	12.5000		-
Section 28, Lots: NE, S2	[A]	480.00	100.0000	-	12.5000		-
Section 28, Lots: NW	[A]	160.00	100.0000	-	12.5000	[1]	2.5000
Section 29, Lots: E2NE	[A]	80.00	100.0000	-	12.5000	[1]	2.5000
Section 30, Lots: E2, Lots 1-4	[A]	480.68	100.0000	-	12.5000		-
Section 31, Lots: E2	[A]	320.00	100.0000	-	12.5000		-
Section 32	[A]	640.00	100.0000	-	12.5000		-
Section 33	[A]	640.00	100.0000	-	12.5000		-
Section 34	[A]	640.00	100.0000	-	12.5000		-
	Total	**16,386.50**					

General Notes : [1] Net overriding royalty payable to Hawkwood Energy Operating, LLC

Rights Owned : [A] All P&NG.



EXPLANATION
Laramide sedimentary and structural basins
Undifferentiated deposits
Sevier fold and thrust faulted terrane
Neogene rift deposits
Tertiary volcanics
Approximate eastern limit of Sevier thrust belt
Williston Basin
Bull Mountains Basin
Crazy Mountains Basin
Powder River Basin
Bighorn Basin
Wind River Basin
Greater Green River Basin
Uinta Basin
Piceance Basin
Paradox Basin
San Juan Basin
Denver Basin
Raton Basin
Las Vegas Basin
Hanna Basin
Shirley Basin
Laramie Basin
North and Middle Park Basins
South Park Basin
Yellowstone-Absaroka volcanic field
San Juan volcanic field
Snake River Plain
Rio Grande Rift
MONTANA
WYOMING
IDAHO
UTAH
COLORADO
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
0 50 100 MILES
0 50 100 KILOMETERS

Source: Finn, T.M. USGS Scientific Investigations Map 3427, 2019, p.2

BASIN OF INTEREST

FOOTHILLS EXPLORATION, LLC

ROCKY MOUNTAINS REGION

U.S.A.

SEDIMENTARY BASINS

OCT. 2021 JOB No. 6766 FIGURE No. 2a


ERA
SYSTEM/SERIES
ROCK UNIT
MESOZOIC (part)
CRETACEOUS (part)
Upper (part)
Mowry Shale
Lower
Shell Creek Shale
Muddy Sandstone
Thermopolis Shale
Rusty beds
Cloverly Formation
JURASSIC
Upper
Morrison Formation
Sundance Formation
Middle
Gypsum Spring Fm.
Lower
Nugget Ss
TRIASSIC
Chugwater Group
Dinwoody Formation
PALEOZOIC (part)
PERMIAN
Phosphoria Fm
Park City Fm
Shedhorn Ss
Goose Egg Fm
PENNSYLVANIAN
Tensleep Sandstone
Amsden Formation
MISSISSIPPIAN
Madison Limestone
ZONE OF INTEREST
Hiatus

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R.
Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming
2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

STRATIGRAPHIC COLUMN

OCT. 2021 **JOB No. 6766** **FIGURE No. 2b**


GEOLOGIC TIME SCALE
PETROLEUM SYSTEM EVENTS
SOURCE ROCK
RESERVOIR ROCK
SEAL ROCKS
OVERBURDEN ROCK
TRAP FORMATION
GENERATION-MIGRATION-ACCUMULATION
0
50
100
150
200
250
300
350
400
450
500
550
600
Neogene
Plio
Mio
Olig
Paleogene
Eoc
Pal
Cretaceous
Jurassic
Triassic
Permian
Pennsylvanian
Mississippian
Devonian
Silurian
Ordovician
Cambrian
Precambrian
structural
stratigraphic
cracking to gas
oil generation
migration

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R.
Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming
2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

ELEMENTS OF PETROLEUM SYSTEM

OCT. 2021 JOB No. 6766 FIGURE No. 2c


R4E
R5E
R6E
R94W
R93W
T1S
T2S
T34N
T33N
T35N
T34N
T33N
A
A'


A
SOUTHWEST
BEAVER CREEK FIELD
ALKALI BUTTE FIELD
A'
NORTHEAST
10,000
5,000
Sea Level
-5,000
-10,000
-15,000
Feet

Source: Johnson, J.F. and Sutherland, W.M., WSGS Map Series 87, 2009

Legend

Qal – Quaternary Alluvial deposits
Twdr – White River Formation
Tfu – Fort Union Formation
Kmv – Mesaverde Formation
Kc – Cody Shale
Kf – Fronier Formation
Krt – Mowry Shale
KJ – Cloverly and Morrison formations undivided
JTR – Sundance and Gypsum Spring formations and Nugget Sandstone undivided
TRcd – Chugwater Group undivided
Pp – Phosphoria and Park City formations undivided
IPMta – Tensleep Sandstone and Amsden Formation undivided
MDO – Madison Limstone, Darby Formation, and Bighorn Dolomite undivided
Ꞓu – Cambrian rocks undifferentiated
pꞒ – Precambrian rocks undifferentiated

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
GEOLOGICAL MAP
AND CROSS SECTION

OCT. 2021 JOB No. 6766 FIGURE No. 2d


GR
MD
MADISON TOP
11100
MADISON B ZONE
MADISON C ZONE
11200
MADISON D ZONE
11300
MADISON D ZONE BASE
11400
11500
MADISON BASE


034 N 096 W
034 N 095 W
Type Well
BEAVER CREEK
033 N 096 W
033 N 095 W

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK FIELD

BEAVER CREEK EAST AREA, WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

TYPE LOG
MADISON FORMATION

OCT. 2021 **JOB No. 6766** **FIGURE No. 2e**

Table 2

Summary of Gross Resources
October 1, 2021

Foothills Exploration, LLC
Madison Zone

Description		Predicted Initial Rate STB/d/Well	API Gravity (Deg)	Prospective Resources (MSTB)	Reference
Prospective Resources					
Best Estimate					
Development Program	Madison Zone	600	39.5	21,492	2a
	Total Best Estimate	(16 producers)		**21,492**	
Low Estimate					
Development Program	Madison Zone	500	39.5	8,060	2b
	Total Low Estimate	(6 producers)		**8,060**	
High Estimate					
Development Program	Madison Zone	718	39.5	42,985	2c
	Total High Estimate	(32 producers)		**42,985**	

Table 2a

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Madison Zone - Best Estimate

Year	Single Well Production Profile: STB/d	Days On	MSTB/yr	Well Count
2022				
2023	558	350	195,286	2
2024	480	350	167,920	6
2025	413	350	144,389	10
2026	355	350	124,156	14
2027	305	350	106,758	16
2028	262	350	91,797	16
2029	226	350	78,934	16
2030	194	350	67,873	16
2031	167	350	58,361	16
2032	143	350	50,183	16
2033	123	350	43,151	16
2034	106	350	37,104	16
2035	91	350	31,905	16
2036	78	350	27,434	16
2037	67	350	23,589	16
2038	58	350	20,284	16
2039	50	350	17,441	16
2040	43	350	14,997	16
2041	37	350	12,896	16
2042	32	350	11,089	16
2043	27	350	9,535	16
2044	23	350	8,199	16
2045	0	350	0	14
2046	0	350	0	10
2047	0	350		6
2048	0	350		2
2049	0	350		0
2050	0	350		0
2051		350		0
2052		350		
Total			1,343,281	

Year	Notional Development Program: 2	4	4	4	2				Total Oil Production: STB/yr.	STB/d
2022										
2023	390,572	0	0	0	0	0	0	0	390,572	1,116
2024	335,841	781,145	0	0	0	0	0	0	1,116,985	3,191
2025	288,779	671,681	781,145	0	0	0	0	0	1,741,605	4,976
2026	248,312	577,557	671,681	781,145	0	0	0	0	2,278,695	6,511
2027	213,515	496,623	577,557	671,681	390,572	0	0	0	2,349,950	6,714
2028	183,595	427,031	496,623	577,557	335,841	0	0	0	2,020,647	5,773
2029	157,867	367,190	427,031	496,623	288,779	0	0	0	1,737,490	4,964
2030	135,745	315,735	367,190	427,031	248,312	0	0	0	1,494,012	4,269
2031	116,723	271,490	315,735	367,190	213,515	0	0	0	1,284,654	3,670
2032	100,366	233,446	271,490	315,735	183,595	0	0	0	1,104,633	3,156
2033	86,302	200,733	233,446	271,490	157,867	0	0	0	949,839	2,714
2034	74,208	172,604	200,733	233,446	135,745	0	0	0	816,736	2,334
2035	63,809	148,416	172,604	200,733	116,723	0	0	0	702,285	2,007
2036	54,868	127,619	148,416	172,604	100,366	0	0	0	603,873	1,725
2037	47,179	109,735	127,619	148,416	86,302	0	0	0	519,251	1,484
2038	40,568	94,358	109,735	127,619	74,208	0	0	0	446,487	1,276
2039	34,883	81,135	94,358	109,735	63,809	0	0	0	383,920	1,097
2040	29,995	69,766	81,135	94,358	54,868	0	0	0	330,121	943
2041	25,791	59,989	69,766	81,135	47,179	0	0	0	283,860	811
2042	22,177	51,583	59,989	69,766	40,568	0	0	0	244,083	697
2043	19,069	44,354	51,583	59,989	34,883	0	0	0	209,879	600
2044	16,397	38,139	44,354	51,583	29,995	0	0	0	180,468	516
2045	0	32,794	38,139	44,354	25,791	0	0	0	141,079	403
2046	0	0	32,794	38,139	22,177	0	0	0	93,111	266
2047	0	0	0	32,794	19,069	0	0	0	51,864	148
2048	0	0	0	0	16,397	0	0	0	16,397	47
2049	0	0	0	0	0	0	0	0	0	0
2050	0	0	0	0	0	0	0	0	0	0
2051	0	0	0	0	0	0	0	0	0	0
2052									0	0
Total	2,686,562	5,373,124	5,373,124	5,373,124	2,686,562	0	0	0	21,492,496	

Year	Capital Expenditures - $M: Exploration	Drilling & Completion	Well Fac. & Tie-ins	Injectors (DCE)	Facilities	Total Capital
2022	0	6,000	1,000	0		7,000
2023	0	12,000	2,000	7,500	5,000	26,500
2024	0	12,000	2,000	11,250	0	25,250
2025	0	12,000	2,000	0	0	14,000
2026	0	6,000	1,000	0	0	7,000
2027	0	0	0	0	0	0
2028	0	0	0	0	0	0
2029	0	0	0	0	0	0
2030	0	0	0	0	0	0
2031	0	0	0	0	0	0
2032	0	0	0	0	0	0
2033	0	0	0	0	0	0
2034	0	0	0	0	0	0
2035	0	0	0	0	0	0
2036	0	0	0	0	0	0
2037	0	0	0	0	0	0
2038	0	0	0	0	0	0
2039	0	0	0	0	0	0
2040	0	0	0	0	0	0
2041	0	0	0	0	0	0
2042	0	0	0	0	0	0
2043	0	0	0	0	0	0
2044	0	0	0	0	0	0
2045	0	0	0	0	0	0
2046	0	0	0	0	0	0
Total	0	48,000	8,000	18,750	5,000	79,750
Cost/well =		3000	500	3750		

Final Decline % = 14.0%

Months. 12

Initial rate 600

2022	2	2	
2023	4	4	2
2024	4	4	3
2025	4	4	
2026	2	2	
2027	0	0	
2028	0	0	
2029	0	0	
2030			

Table 2b

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Madison Zone - Low Estimate

Year	Single Well Production Profile STB/d	Days On	MSTB/yr	Well Count	Notional Development Program 2	4							Total Oil Production STB/yr	STB/d
2022														
2023	471	350	164,996	2	329,992	0	0	0	0	0	0	0	329,992	943
2024	418	350	146,131	6	292,262	659,983	0	0	0	0	0	0	952,246	2,721
2025	370	350	129,423	6	258,847	584,525	0	0	0	0	0	0	843,372	2,410
2026	328	350	114,626	6	229,252	517,694	0	0	0	0	0	0	746,946	2,134
2027	290	350	101,520	6	203,041	458,504	0	0	0	0	0	0	661,545	1,890
2028	257	350	89,913	6	179,826	406,081	0	0	0	0	0	0	585,908	1,674
2029	228	350	79,633	6	159,266	359,653	0	0	0	0	0	0	518,919	1,483
2030	202	350	70,528	6	141,057	318,532	0	0	0	0	0	0	459,589	1,313
2031	178	350	62,465	6	124,929	282,113	0	0	0	0	0	0	407,042	1,163
2032	158	350	55,323	6	110,645	249,858	0	0	0	0	0	0	360,504	1,030
2033	140	350	48,997	6	97,995	221,291	0	0	0	0	0	0	319,286	912
2034	124	350	43,395	6	86,791	195,990	0	0	0	0	0	0	282,781	808
2035	110	350	38,434	6	76,868	173,582	0	0	0	0	0	0	250,449	716
2036	97	350	34,040	6	68,079	153,735	0	0	0	0	0	0	221,814	634
2037	86	350	30,148	6	60,295	136,158	0	0	0	0	0	0	196,454	561
2038	76	350	26,701	6	53,402	120,591	0	0	0	0	0	0	173,992	497
2039	68	350	23,648	6	47,296	106,803	0	0	0	0	0	0	154,099	440
2040	60	350	20,944	6	41,888	94,592	0	0	0	0	0	0	136,480	390
2041	53	350	18,550	6	37,099	83,777	0	0	0	0	0	0	120,876	345
2042	47	350	16,429	6	32,857	74,198	0	0	0	0	0	0	107,056	306
2043	42	350	14,550	6	29,101	65,715	0	0	0	0	0	0	94,816	271
2044	37	350	12,887	6	25,774	58,202	0	0	0	0	0	0	83,975	240
2045	0	350	0	4	0	51,547	0	0	0	0	0	0	51,547	147
2046	0	350	0	0	0	0	0	0	0	0	0	0	0	0
2047	0	350		0	0	0	0	0	0	0	0	0	0	0
2048	0	350		0	0	0	0	0	0	0	0	0	0	0
2049	0	350		0	0	0	0	0	0	0	0	0	0	0
2050	0	350		0	0	0	0	0	0	0	0	0	0	0
2051		350		0	0	0	0	0	0	0	0	0	0	0
2052		350											0	0
Total			1,343,281		2,686,562	5,373,124	0	0	0	0	0	0	8,059,686	

Final Decline % = 11.4%
Months. 12
Initial rate 500

Year	Capital Expenditures - $M Exploration	Drilling & Completion	Well Fac. & Tie-ins	Injectors (DCE)	Facilities	Total Capital
2022	0	6,000	1,000	0		7,000
2023	0	12,000	2,000	3,750	5,000	22,750
2024	0	0	0	3,750	0	3,750
2025	0	0	0	0	0	0
2026	0	0	0	0	0	0
2027	0	0	0	0	0	0
2028	0	0	0	0	0	0
2029	0	0	0	0	0	0
2030	0	0	0	0	0	0
2031	0	0	0	0	0	0
2032	0	0	0	0	0	0
2033	0	0	0	0	0	0
2034	0	0	0	0	0	0
2035	0	0	0	0	0	0
2036	0	0	0	0	0	0
2037	0	0	0	0	0	0
2038	0	0	0	0	0	0
2039	0	0	0	0	0	0
2040	0	0	0	0	0	0
2041	0	0	0	0	0	0
2042	0	0	0	0	0	0
2043	0	0	0	0	0	0
2044	0	0	0	0	0	0
2045	0	0	0	0	0	0
2046	0	0	0	0	0	0
Total	0	18,000	3,000	7,500	5,000	33,500
Cost/well =		3000	500	3750		

2022	2	2	
2023	4	4	1
2024	0	0	1
2025	0	0	
2026	0	0	
2027	0	0	
2028	0	0	
2029	0	0	
2030			

Table 2c

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Madison Zone - High Estimate

	Single Well Production Profile				Notional Development Program								Total Oil Production	
Year	STB/d	Days On	MSTB/yr	Well Count	2	4	4	4	4	4	5	5	STB/yr.	STB/d
2022														
2023	658	350	230,145	2	460,290	0	0	0	0	0	0	0	460,290	1,315
2024	547	350	191,397	6	382,794	920,581	0	0	0	0	0	0	1,303,375	3,724
2025	455	350	159,173	10	318,346	765,589	920,581	0	0	0	0	0	2,004,515	5,727
2026	378	350	132,374	14	264,748	636,692	765,589	920,581	0	0	0	0	2,587,609	7,393
2027	315	350	110,087	18	220,174	529,496	636,692	765,589	920,581	0	0	0	3,072,532	8,779
2028	262	350	91,553	22	183,105	440,349	529,496	636,692	765,589	920,581	0	0	3,475,811	9,931
2029	218	350	76,138	27	152,277	366,210	440,349	529,496	636,692	765,589	1,150,726	0	4,041,338	11,547
2030	181	350	63,320	32	126,639	304,554	366,210	440,349	529,496	636,692	956,986	1,150,726	4,511,651	12,890
2031	150	350	52,659	32	105,318	253,278	304,554	366,210	440,349	529,496	795,865	956,986	3,752,055	10,720
2032	125	350	43,793	32	87,586	210,635	253,278	304,554	366,210	440,349	661,870	795,865	3,120,347	8,915
2033	104	350	36,420	32	72,840	175,172	210,635	253,278	304,554	366,210	550,436	661,870	2,594,995	7,414
2034	87	350	30,288	32	60,576	145,680	175,172	210,635	253,278	304,554	457,763	550,436	2,158,094	6,166
2035	72	350	25,189	32	50,377	121,153	145,680	175,172	210,635	253,278	380,692	457,763	1,794,750	5,128
2036	60	350	20,948	32	41,896	100,755	121,153	145,680	175,172	210,635	316,598	380,692	1,492,580	4,265
2037	50	350	17,421	32	34,842	83,791	100,755	121,153	145,680	175,172	263,294	316,598	1,241,285	3,547
2038	41	350	14,488	32	28,976	69,684	83,791	100,755	121,153	145,680	218,965	263,294	1,032,298	2,949
2039	34	350	12,049	32	24,097	57,952	69,684	83,791	100,755	121,153	182,100	218,965	858,497	2,453
2040	29	350	10,020	32	20,040	48,195	57,952	69,684	83,791	100,755	151,441	182,100	713,958	2,040
2041	24	350	8,333	32	16,666	40,081	48,195	57,952	69,684	83,791	125,944	151,441	593,753	1,696
2042	20	350	6,930	32	13,860	33,333	40,081	48,195	57,952	69,684	104,739	125,944	493,787	1,411
2043	16	350	5,763	32	11,527	27,721	33,333	40,081	48,195	57,952	87,105	104,739	410,652	1,173
2044	14	350	4,793	32	9,586	23,053	27,721	33,333	40,081	48,195	72,440	87,105	341,513	976
2045	0	350	0	30	0	19,172	23,053	27,721	33,333	40,081	60,244	72,440	276,043	789
2046	0	350	0	26	0	0	19,172	23,053	27,721	33,333	50,101	60,244	213,623	610
2047	0	350		22	0	0	0	19,172	23,053	27,721	41,666	50,101	161,713	462
2048	0	350		18	0	0	0	0	19,172	23,053	34,651	41,666	118,542	339
2049	0	350		14	0	0	0	0	0	19,172	28,817	34,651	82,640	236
2050	0	350		10	0	0	0	0	0	0	23,965	28,817	52,782	151
2051		350		5	0	0	0	0	0	0	0	23,965	23,965	68
2052		350											0	0
Total			1,343,281		2,686,562	5,373,124	5,373,124	5,373,124	5,373,124	5,373,124	6,716,405	6,716,405	42,984,992	

Final Decline % =	16.8%
Months.	12
Initial rate	718

Capital Expenditures - $M					
Exploration	Drilling & Completion	Well Fac. & Tie-ins	Injectors (DCE)	Facilities	Total Capital
0	6,000	1,000	0		7,000
0	12,000	2,000	7,500	5,000	26,500
0	12,000	2,000	11,250	0	25,250
0	12,000	2,000	11,250	0	25,250
0	12,000	2,000	7,500	0	21,500
0	12,000	2,000	0	0	14,000
0	15,000	2,500	0	0	17,500
0	15,000	2,500	0	0	17,500
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	96,000	16,000	37,500	5,000	154,500
Cost/well =	3000	500	3750		

2022	2	2	
2023	4	4	2
2024	4	4	3
2025	4	4	3
2026	4	4	2
2027	4	4	
2028	5	5	
2029	5	5	
2030			

The operator expects to drill a minimum of 2 exploration wells per prospect. Thus risked capital is based on 2 explorations wells per prospect.

Risked capital per prospect is estimated at $2.8MM/well x 2 wells = $5.6MM


Beaver Creek Madison Full Life. Exclude EOR Phase
Rate Versus Cumulative Prod Production History
Prod Rate
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0
10,000,000
20,000,000
30,000,000
40,000,000
Cum Oil, Stb
Wcut
100%
80%
60%
40%
20%
0%
Cal Day Oil Rate (Stb/d)
Op Day Oil Rate (Stb/d)
Wcut
Log Rate Versus Time Production History
Prod Rate, GOR, Well Count
100,000
10,000
1,000
100
10
Jan-55
Jan-65
Jan-75
Jan-85
Jan-95
Feb-05
Year
Wcut
100000%
10000%
1000%
100%
10%
Op Day Fluid (Stb/d)
Cal Day Oil Rate (Stb/d)
Op Day Oil Rate (Stb/d)
GOR (scf/stb)
Prod Wells
Wcut

Figure: 3

Note: The period of production beyond July, 2008 where enhanced oil recovery takes place (Co2 injection) is excluded

Table 3a

Summary of Anticipated Capital Expenditures

Development

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Madison Zone

Description	Dates	Operation		Capital Interest %	Gross Capital M$	Net Capital M$
Prospective Resources, Best Estimate						
Madison Zone	2022-2026	Development Program		100.0000	79,750	79,750
			Total Best Estimate		**79,750**	**79,750**
Prospective Resources, Low Estimate						
Madison Zone	2022-2024	Development Program		100.0000	33,500	33,500
			Total Low Estimate		**33,500**	**33,500**
Prospective Resources, High Estimate						
Madison Zone	2022-2029	Development Program		100.0000	154,500	154,500
			Total High Estimate		**154,500**	**154,500**

Note: **M$ means thousands of dollars.**
The above capital values are expressed in terms of current dollar values without escalation
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purposes

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Madison Zone

Description	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Development Program, Best Estimate	Total Madison Zone	100.0000	800	800
	Total Abandonment and Restoration Best Estimate		**800**	**800**
Development Program, Low Estimate	Total Madison Zone	100.0000	300	300
	Total Abandonment and Restoration Low Estimate		**300**	**300**
Development Program, High Estimate	Total Madison Zone	100.0000	1,600	1,600
	Total Abandonment and Restoration High Estimate		**1,600**	**1,600**

The above capital values are expressed in terms of current dollar values without escalation.

Forecast Prices & Costs

Table 4
Summary of Company Prospective Resources and Economics
Before Income Tax

October 1, 2021
(as of September 30, 2021)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Madison

	Net To Appraised Interest										
	Resources						Cumulative Cash Flow - M$USD				
	Oil MSTB		Conventional Natural Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
BEFORE RISK											
Best Estimate											
Development Program (Madison)	21,493	18,806	0	0	0	0	915,570	569,774	381,966	269,354	196,979
Low Estimate											
Development Program (Madison)	8,060	7,052	0	0	0	0	335,349	214,027	146,914	106,175	79,619
High Estimate											
Development Program (Madison)	42,985	37,612	0	0	0	0	1,869,818	1,111,713	709,704	477,532	334,616
Arithmetic Average											
Development Program (Madison)	**24,179**	**21,157**	**0**	**0**	**0**	**0**	**1,040,246**	**631,838**	**412,861**	**284,354**	**203,738**
AFTER RISK											
Arithmetic Average After Risk											
Development Program (Madison)	**8,221**	**7,193**	**0**	**0**	**0**	**0**	**349,988**	**211,129**	**136,677**	**92,984**	**65,575**

M$USD means thousands of United States dollars

Gross resources are the total of the Company's working interest share before deduction of royalties owned by others.

Net resources are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Table 4a

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Best Estimate
==============

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:16
FILE: OmadPB1.DAX

WELL/LOCATION - Development Program (Madison)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 21492 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 84389 -M$-
TOTAL ABANDONMENT - 1632 -M$- (2057)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Oil MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	1116.0	391	391	342
2024	6	69.36	3191.0	1117	1117	977
2025	10	70.75	4976.0	1742	1742	1524
2026	14	72.16	6511.0	2279	2279	1994
2027	16	73.61	6714.0	2350	2350	2056
2028	16	75.08	5773.0	2021	2021	1768
2029	16	76.58	4964.0	1737	1737	1520
2030	16	78.11	4269.0	1494	1494	1307
2031	16	79.67	3670.0	1285	1285	1124
2032	16	81.27	3144.1	1100	1100	963
2033	16	82.89	2662.0	932	932	815
2034	16	84.55	2253.9	789	789	690
2035	16	86.24	1908.3	668	668	584
SUB				17903	17903	15665
REM				3589	3589	3141
TOT				21493	21493	18806

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	7140	0	-7140	-7140	-6646	-6646
2023	26561	0	0	26561	0	3320	1406	1753	120	4064	15898	0	27571	0	-11672	-18812	-9877	-16523
2024	77465	0	0	77465	0	9683	4101	5112	367	11852	46350	0	26796	0	19555	743	15043	-1480
2025	123218	0	0	123218	0	15402	6523	8131	623	18852	73687	0	15154	0	58533	59276	40935	39455
2026	164442	0	0	164442	0	20555	8705	10851	890	25160	98280	0	7729	0	90551	149827	57570	97025
2027	172976	0	0	172976	0	21622	9157	11414	1038	26464	103282	0	0	0	103282	253109	59694	156719
2028	151703	0	0	151703	0	18963	8031	10011	1058	23210	90431	0	0	0	90431	343539	47515	204233
2029	133050	0	0	133050	0	16631	7043	8780	1079	20356	79160	0	0	0	79160	422699	37812	242045
2030	116708	0	0	116708	0	14589	6178	7701	1101	17856	69282	0	0	0	69282	491982	30085	272130
2031	102336	0	0	102336	0	12792	5417	6753	1123	15658	60593	0	0	0	60593	552574	23920	296050
2032	89432	0	0	89432	0	11179	4734	5901	1146	13682	52789	0	0	0	52789	605364	18945	314995
2033	77229	0	0	77229	0	9654	4088	5096	1168	11816	45406	0	0	0	45406	650770	14814	329809
2034	66697	0	0	66697	0	8337	3531	4401	1192	10205	39032	0	0	0	39032	689802	11576	341385
2035	57599	0	0	57599	0	7200	3049	3801	1216	8813	33521	0	0	0	33521	723323	9038	350423
SUB	1359417	0	0	1359417	0	169927	71964	89705	12120	207988	807711	0	84389	0	723323		350423	
REM	349684	0	0	349684	0	43710	18511	23075	17009	53499	193879	0	0	1632	192247		31542	
TOT	1709101	0	0	1709101	0	213638	90476	112780	29129	261487	1001591	0	84389	1632	915570		381966	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	1001591	644430	514373	448121	393682	328562	250357
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	84389	74371	69227	66101	63194	59198	53376
Abandonment Costs ..	1632	285	104	54	28	11	2
Future Net Revenue .	915570	569774	445042	381966	330460	269354	196979

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	17.0	58.6	4.9	53.6

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	142.7
Profit Index (undisc.)	10.6
(disc. @ 10.0%) .	5.8
(disc. @ 5.0%) .	7.6
First Payout (years)	3.2
Total Payout (years)	3.6
Cost of Finding ($/BOE)	4.00
NPV @ 10.0% ($/STB)	17.77
NPV @ 5.0% ($/STB)	26.51

Table 4b

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Low Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:17
FILE: OmadPL1.DAX

WELL/LOCATION - Development Program (Madison)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 8060 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 34789 -M$-
TOTAL ABANDONMENT - 502 -M$- (2047)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Oil MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	943.0	330	330	289
2024	6	69.36	2721.0	952	952	833
2025	6	70.75	2410.0	844	844	738
2026	6	72.16	2134.0	747	747	654
2027	6	73.61	1890.0	662	662	579
2028	6	75.08	1674.0	586	586	513
2029	6	76.58	1483.0	519	519	454
2030	6	78.11	1313.0	460	460	402
2031	6	79.67	1161.5	407	407	356
2032	6	81.27	1021.0	357	357	313
2033	6	82.89	897.5	314	314	275
2034	6	84.55	788.9	276	276	242
2035	6	86.24	693.4	243	243	212
SUB				6696	6696	5859
REM				1364	1364	1194
TOT				8060	8060	7052

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-
2021	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0
2023	22443	0	0	22443	0	2805	1188	1481	120	3434
2024	66055	0	0	66055	0	8257	3497	4359	367	10106
2025	59678	0	0	59678	0	7460	3159	3938	374	9130
2026	53896	0	0	53896	0	6737	2853	3557	381	8246
2027	48693	0	0	48693	0	6087	2578	3213	389	7450
2028	43989	0	0	43989	0	5499	2329	2903	397	6730
2029	39749	0	0	39749	0	4969	2104	2623	405	6081
2030	35895	0	0	35895	0	4487	1900	2369	413	5492
2031	32388	0	0	32388	0	4048	1715	2137	421	4956
2032	29041	0	0	29041	0	3630	1537	1916	430	4443
2033	26037	0	0	26037	0	3255	1378	1718	438	3984
2034	23345	0	0	23345	0	2918	1236	1540	447	3572
2035	20931	0	0	20931	0	2616	1108	1381	456	3202
SUB	502141	0	0	502141	0	62768	26582	33135	5037	76827
REM	129886	0	0	129886	0	16236	6876	8571	5484	19871
TOT	632026	0	0	632026	0	79003	33458	41706	10521	96698

Year	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0
2022	0	0	7140	0	-7140	-7140	-6646	-6646
2023	13415	0	23669	0	-10254	-17394	-8677	-15323
2024	39469	0	3980	0	35490	18096	27302	11979
2025	35616	0	0	0	35616	53712	24908	36887
2026	32122	0	0	0	32122	85834	20422	57309
2027	28977	0	0	0	28977	114811	16748	74057
2028	26132	0	0	0	26132	140943	13731	87787
2029	23567	0	0	0	23567	164510	11257	99044
2030	21235	0	0	0	21235	185745	9221	108265
2031	19111	0	0	0	19111	204856	7544	115810
2032	17085	0	0	0	17085	221941	6131	121941
2033	15264	0	0	0	15264	237204	4980	126921
2034	13632	0	0	0	13632	250836	4043	130964
2035	12167	0	0	0	12167	263003	3281	134244
SUB	297792	0	34789	0	263003		134244	
REM	72848	0	0	502	72346		12670	
TOT	370640	0	34789	502	335349		146914	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	370640	246262	200261	176694	157247	133854	105456
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	34789	32092	30642	29737	28877	27665	25832
Abandonment Costs ..	502	143	69	43	27	14	5
Future Net Revenue .	335349	214027	169550	146914	128343	106175	79619

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	17.0	58.6	5.5	53.1

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	129.4
Profit Index (undisc.)	9.5
(disc. @ 10.0%) .	4.9
(disc. @ 5.0%) .	6.6
First Payout (years)	2.7
Total Payout (years)	2.8
Cost of Finding ($/BOE)	4.38
NPV @ 10.0% ($/STB)	18.23
NPV @ 5.0% ($/STB)	26.56

Table 4c

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect High Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:16
FILE: OmadPH1.DAX

WELL/LOCATION - Development Program (Madison)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES = 42985 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 168948 -M$-
TOTAL ABANDONMENT - 3264 -M$- (2057)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Oil MSTB

Year	# of Wells	Price $/STB	Pool MSTB/D	Pool Vol	Company Share Gross	Company Share Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	1.3	460	460	403
2024	6	69.36	3.7	1303	1303	1140
2025	10	70.75	5.7	2004	2004	1754
2026	14	72.16	7.4	2588	2588	2264
2027	18	73.61	8.8	3073	3073	2689
2028	22	75.08	9.9	3476	3476	3041
2029	27	76.58	11.5	4041	4041	3536
2030	32	78.11	12.9	4512	4512	3948
2031	32	79.67	10.7	3752	3752	3283
2032	32	81.27	8.9	3120	3120	2730
2033	32	82.89	7.4	2598	2598	2274
2034	32	84.55	6.1	2142	2142	1874
2035	32	86.24	5.0	1765	1765	1544
SUB				34834	34834	30480
REM				8151	8151	7132
TOT				42985	42985	37612

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-
2021	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0
2023	31297	0	0	31297	0	3912	1657	2065	120	4788	18755
2024	90404	0	0	90404	0	11300	4786	5966	367	13832	54154
2025	141815	0	0	141815	0	17727	7507	9358	623	21697	84902
2026	186718	0	0	186718	0	23340	9884	12321	890	28569	111714
2027	226178	0	0	226178	0	28272	11973	14925	1167	34603	135237
2028	260967	0	0	260967	0	32621	13815	17221	1455	39927	155929
2029	309494	0	0	309494	0	38687	16384	20423	1822	47352	184827
2030	352393	0	0	352393	0	44049	18655	23254	2202	53917	210317
2031	298922	0	0	298922	0	37365	15824	19725	2246	45737	178024
2032	253583	0	0	253583	0	31698	13424	16733	2291	38796	150640
2033	215384	0	0	215384	0	26923	11402	14213	2337	32954	127555
2034	181070	0	0	181070	0	22634	9585	11948	2384	27704	106815
2035	152217	0	0	152217	0	19027	8058	10045	2431	23289	89367
SUB	2700441	0	0	2700441	0	337555	142955	178197	20334	413164	1608235
REM	784748	0	0	784748	0	98094	41543	51784	39474	120060	433794
TOT	3485189	0	0	3485189	0	435649	184497	229981	59809	533224	2042029

Year	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0
2022	0	7140	0	-7140	-7140	-6646	-6646
2023	0	27571	0	-8816	-15956	-7460	-14106
2024	0	26796	0	27358	11402	21046	6940
2025	0	27331	0	57571	68973	40262	47202
2026	0	23738	0	87976	156949	55932	103134
2027	0	15766	0	119471	276420	69051	172185
2028	0	20102	0	135827	412247	71367	243552
2029	0	20504	0	164323	576570	78491	322043
2030	0	0	0	210317	786886	91328	413371
2031	0	0	0	178024	964911	70277	483649
2032	0	0	0	150640	1115551	54061	537710
2033	0	0	0	127555	1243106	41615	579325
2034	0	0	0	106815	1349921	31680	611005
2035	0	0	0	89367	1439288	24096	635101
SUB	0	168948	0	1439288		635101	
REM	0	0	3264	430530		74603	
TOT	0	168948	3264	1869818		709704	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	2042029	1249906	966240	824076	708984	574019	417255
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	168948	137623	122829	114264	106581	96465	82634
Abandonment Costs ..	3264	570	208	108	57	22	5
Future Net Revenue .	1869818	1111713	843203	709704	602346	477532	334616

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	17.0	58.6	4.8	53.7

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	164.3
Profit Index (undisc.)	10.9
(disc. @ 10.0%) .	6.2
(disc. @ 5.0%) .	8.0
First Payout (years)	2.8
Total Payout (years)	4.4
Cost of Finding ($/BOE)	4.01
NPV @ 10.0% ($/STB)	16.51
NPV @ 5.0% ($/STB)	25.86

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC
Beaver Creek East Area, Wind River Basin, Wyoming, USA
Madison

ECONOMIC PARAMETERS

Net Capital Exposure (Failure Case), M$	5,600
Geological Risk Factors	
Source Rock	100%
Reservoir Rock	71%
Trap/Seal	53%
Timing/Migration	100%
Chance of Discovery	38%
Development Risk Factors	
Economic Viability	100%
Market Access	100%
Production & Transportation Infrastructure	100%
Regulatory & Social Licence	100%
Corporate & External Approvals	95%
Reasonable Timetable for Development	95%
Chance of Development	90%
Chance of Commerciality (Chance of Discovery * Chance of Development)	34%

TOTAL VALUES

Discount Rate	undisc.	5%	10%	15%	20%
Unrisked Value, M$	1,040,246	631,838	412,861	284,354	203,738
Risked Value, M$	349,988	211,129	136,677	92,984	65,575
Minimum Chance of Commerciality Req'd	1%	1%	1%	2%	3%

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA


500
300
100
-100
NPV MM$ 10% DCF
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Chance of Commerciality (%)
500
300
100
-100

TENSLEEP ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

INDEX

Prospect Synopsis

Discussion

Property Description
Field History
Field Development
Geology
Prospective Resources
Productivity Estimates
Product Prices
Operating Environment
Capital Expenditures
Operating Costs
Economics and Risk

Attachments

Figure 1: Orientation Map

Table 1: Schedule of Lands, Interests and Royalty Burdens

Figure 2: Geological Maps and Figures
- a) Sedimentary Basins of the Rocky Mountains
- b) Stratigraphy Column, Wind River Basin
- c) Elements of the Petroleum System
- d) Regional Geological Cross Section
- e) Hydrocarbon Migration Map and Stratigraphic Cross Section

Table 2: Summary of Gross Resources
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 3: Production History Graph – Analog Reservoir

Table 3: Summary of Anticipated Capital Expenditures
- a) Development
- b) Abandonment and Restoration

Table 4: Summary of Company Prospective Resources and Economics

Economic Model
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 4: Risk Analysis

TENSLEEP ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

PROSPECT SYNOPSIS

This Summary contains the information required to be disclosed under NI 51-101, Sec. 5.9. More details regarding the prospects are presented in the Report Discussion, which follows.

1. (a) The Company owns a 100 percent working interest covering 16,386 acres of land on which an oil prospect has been identified, based on geological, well control and seismic.

   (b) The subject lands are located in the Wind River Basin, Wyoming, USA.

   (c) The expected product from a Tensleep discovery is oil.

   (d) The predominant risk for these prospects relates to the existence of a geologic trap.

   (e) The economic and risk analysis, justifying undertaking this project is presented in the Discussion of the report and a summary of the "before and after risk" values for the Forecast Prices and Costs Case are presented below:

Company Net Value, Thousands of United States Dollars

	Before Risk	After Risk
Undiscounted	1,456,596	608,522
Discounted @ 5%/year	803,054	334,035
Discounted @ 10%/year	498,638	206,180
Discounted @ 15%/year	334,826	137,379
Discounted @ 20%/year	237,355	96,441

2. (a) This report was prepared by a "Qualified Reserves Evaluator and Auditor" who is independent of the Company.

   (b) This evaluation has been prepared in accordance with COGEH standards.

   (c) The Prospective Resources evaluated in this report are sub-classified as a "Lead" on the grounds that more data and evaluation are required prior to becoming a "Prospect".

(d) (i) The applicable resource definitions are contained in the Introduction to this report.

Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects.

(ii) The effective date of the evaluation is September 30, 2021.

(iii) The significant positive and negative factors relevant to this estimate are as follows:

Positive Attributes

- the prospect is located on a major geological trend, containing many producing wells
- the zone of interest has been identified by 3-D seismic
- the prospect is located in an active oil field with ample services and infrastructure
- the economic and risk analysis suggests a viable project

Negative Attributes

- numerous wells and significant capital expenditures are required to fully explore and develop the lands of interest
- there is a chance of high water production

(iii.1) (A) The costs to drill, complete and tie-in to a local battery have been estimated to be $3,500,000 per well plus $5,000,000 for the central facility, including water handling and disposal.

(B) The initial drilling is expected to commence in early 2022. First commercial production is anticipated by 2023.

(C) The recovery technology would be primary and secondary recovery (waterflood).

(D) This is a conceptual discovery and development.

TENSLEEP ZONE – BEAVER CREEK EAST AREA
WIND RIVER BASIN, WYOMING, USA
DISCUSSION

Property Description

The Company owns a 100% working interest in 16,386 acres of Federal State and Fee leases in multiple sections within Mer 06, TWPs 0330N to 0340N, Rng 0950W in the Beaver Creek East area, which is situated in the south-central part of Wind River Basin, Wyoming, USA.

Several significant oil and gas producing fields are located in the immediate vicinity of the Company's land; such as Beaver Creek, Big Sand Draw, Sand Draw North, Alkali Butte, and Riverton Dome fields. This evaluation covers the exploration potential of these lands.

The Company lands are shown on the map, Figure 1. A detailed description of the lands, interests and royalty burdens is presented in Table 1.

Field History

The exploration lands are proximal to several producing fields including Beaver Creek to the west; Sand Draw to the north, Kirby Draw and Big Sand Draw to the south, and Alkali Butte to the east. Several productive intervals exist in these fields, including the Madison, Tensleep, Phosphoria, Cloverly, Frontier and Cody.

The Tensleep reservoir at Big Sand Draw field was used to establish an analog model for this evaluation.

The reservoir is at a depth of 7,700 feet and covers an area of approximately 1,000 acres. The crude API gravity is 34.6 degrees. Peak oil production was approximately 8,000 STB/d from 12 wells, representing an average initial productivity of 667 STB/d per well. 26 producers were drilled during the primary recovery period. A natural water drive is present in the Tensleep, as evidenced by the significant volume of water production, yet minimal water injection.

A graph of historical production from this reservoir is shown in Figure 3.

The Tensleep is a significant contributor to the Big Sand Draw field with an estimated cumulative oil production of 55.0 MMSTB by April 2014, when an enhanced oil recovery scheme (EOR) was initiated (CO_2 miscible flood).

The original oil-in-place volume, as reported by the field operator, Devon Energy, is approximately 141 MMSTB. As such, a 39% recovery factor was achieved under primary operations.

Production responded very well after 2014 due to the CO2 flood and total cumulative production to date from the Tensleep is 57.1 MMSTB (40.5% recovery factor).

Field Development

It has been assumed that the Company lands would be developed under primary production in a similar fashion to the analog reservoir.

Geology

Regional Geology – Wind River Basin is a hydrocarbon-rich basin in the Rocky Mountains region of Wyoming. The basin, as shown in Figure 2a, is a northwest-southeast trending structural depression that is nearly 200 miles long, 70 miles wide, and encompasses an area of 7,400 square miles in central Wyoming. The basin margins are bounded from the north, west, south, and east by a series of basement uplifts; namely Washakie, Owl Creek, Bighorn, Wind River, Granite Mountains, and Casper Arch respectively.

The present day structure of Wind River Basin developed during the Laramide orogeny, which is a period of crustal instability that started at the Cretaceous and ended in Eocene. Many structures in the basin, folded and faulted anticlines and synclines, are the result of compressional deformation and characterized by the Pre-Cambrian Basement thrust faults.

The first oil was discovered in Wyoming as a seep along the banks near the southwestern margin of the basin and the first commercial oil production was established in 1884 at Dallas oil field.

Tectonics and Stratigraphy – Up until the onset of Laramide orogeny, the entire region was part of a stable foreland shelf east of the Cordilleran fold and thrust belt and covered by shallow seas. The structural evolution of the Wind River Basin then started at the late Cretaceous by the Laramide horizontal compression, tectonically driven by the collision and subduction of the Farallon oceanic plate under North America cratonic plate. These compressional forces caused the foreland shelf to break-up and fragmented into the present tectonic framework of numerous smaller basins and

arches. After the end of Laramide period and during the Miocene-Pliocene time, the east-west trending bounding arches were formed, followed by uplift during late Pliocene.

As shown in Figures 2b and 2d; the oldest stratigraphy in the region is the Pre-Cambrian basement of undifferentiated igneous and metamorphic rocks, unconformably overlain by Flathead, Gros Ventre and Gallatin Formations of the Cambrian age (from older to younger). Flathead is made up of sandstone, siltstone, shale and conglomerate, while the Gros Ventre is mainly composed of varicolored shale with interbeds of sandstone, limestone, and conglomerates. The Gallatin is mainly limestone with few shale interbeds. The Ordovician, Bighorn Dolomite is overlying the Cambrian, followed by the Madison Formation of the Mississippian, which is one of the most prolific producing reservoirs in the basin.

The Madison Formation consists of dolomite and limestone, deposited in shallow marine environment, with some tidal and lagoonal influence. It is a heterogeneous unit that exhibits variable characteristics of cyclic carbonate deposition with a strong diagenetic overprint. The impact of the folding and faulting of the Laramide tectonic event produced favorable conditions that led to hydrocarbon entrapment in the Madison. The Amsden Formation and Tensleep of Pennsylvanian age are overlying the Madison, where the Amsden consists of interbeds of shale, limestone, sandstone interbeds.

The Tensleep Formation is a sandstone unit that is considered to be one of the key reservoirs in the nearby fields within the basin. The Phosphoria Formation of the Permian overlies the Tensleep and it is an important stratigraphic unit as it encompasses both organic-rich shale, which is one of the main source rocks in the basin, and a reservoir unit that is proved to be a hydrocarbon producer in fields in the basin. The Triassic succession, Dinwoody, Chugwater, Nugget Formations, are made up of sandstone, limestone, shale interbeds. Then the Jurassic, section, Sundance and Morrison Formations, which are mainly siltstone, sandstone and limestone. Thick interval of Cretaceous is deposited and can be divided into two units: Lower and Upper Cretaceous. The main clastic reservoirs within the Lower Cretaceous unit that are known to produce hydrocarbon in the basin, are Cloverly (Dakota/Lakota), Muddy and Frontier Formations. While the Upper Cretaceous's key hydrocarbon-bearing reservoirs are Cody and Mesa-Verde Formations. Tertiary deposits of marine shales, sands and some volcanic conglomerate are overlying the Cretaceous.

Petroleum System - as illustrated in Figure 2c: the principal source rocks in the basin are the Phosphoria of the Permian and the Cretaceous Niobrara-Cody shales. The organic carbon (TOC) content of the Phosphoria ranges from 1.6 to 9%, while the Niobrara shale has TOC as much as 6% and Hydrogen Index (HI) of up to 530 mg HC/g.

The main stage of hydrocarbon generation took place during the Jurassic and Cretaceous time. Hydrocarbon migration occurred laterally via carrier beds to the adjacent reservoirs and vertically through the extensive faulting and fracture systems in the basin. Ladysmith lineament and other wrench fault lineaments are believed to be the plumbing system for oil migration into the traps.

The seal is provided by the shale and evaporite beds of the Park City, Amsden, Dinwoody, Chugwater, and Gypsum Spring, Mowry and Lower Cody Formations.

Trap formation is believed to occur during the Cretaceous, approximately contemporaneous with peak hydrocarbon generation. Most of the traps are generally structural, created by the Laramide orogeny and its related folding and faulting tectonics. There are also stratigraphical traps, created by the carbonates' facies variations.

The main recognized reservoirs in the basin are Tensleep sandstone (Pennsylvanian), Madison carbonates (Mississippian), Phosphoria (Permian), Frontier sandstone (Cretaceous), among other minor reservoirs such as Muddy, Cloverly, Upper Cody sandy member, and Mesa-verde.

Tensleep Characteristics – The Pennsylvanian Tensleep Formation is made up of eolian cross-bedded sandstone, occasionally with dolomitic and calcareous cement. The Tensleep Formation proved to be a prolific productive reservoir, as evidenced by several producing fields in the basin, such as Big Sand Draw, Sand Draw North and Beaver Creek fields which are located in the immediate vicinity of the Company's land. Tensleep reservoir has produced up to 48% of the hydrocarbon produced from the entire Wind River Basin (ref. IHS, 2005). The average porosity ranges from 5 to 22%, while the permeability ranges between 0.1 to 100 mD. Fracturing plays an important role in enhancing the permeability, therefore improving the fluid flow. The average thickness of the unit ranges from 75 to 120 meters.

Prospective Resources

Prospective resources have been assigned to the Tensleep zone based on analog analysis of the Tensleep reservoir at Big Sand Draw field. Only primary recovery was considered and any EOR potential was excluded from the analysis.

Resource volumes and production forecasts are based on the average cumulative volume per well of 2,115 MSTB/well.

Prospective resources of 27.500, 8.462 and 55.000 MMSTB were assigned to the Best, Low and High cases considering a range of discovery sizes of 13, 4 and 26 producers, respectively.

A summary of prospective resources is presented on Table 2.

Productivity Estimates

It is anticipated that the initial average well production rate would be 600, 500 and 665 STB/d in the Best, Low and High cases, respectively.

The associated success case production forecasts are shown on Tables 2a, 2b and 2c for the Best, Low and High cases, respectively. The production history graph for the analog reservoir is presented on Figure 3.

Product Prices

A 2021 oil price of $72.00/STB has been estimated for the Tensleep oil, based on our experience in the area.

Operating Environment

The lands are situated in an active oil field environment with infrastructure and services, available to support drilling and production operations.

Capital Expenditures

The cost to drill, complete, equip and tie-in a vertical Tensleep producer is estimated at $3,500,000. Additionally, $5,000,000 is estimated for a central facility.

For the purpose of conducting a prospect risk analysis, we have assumed the Company will drill two exploration wells before considering the project a failure. Dry hole costs are estimated at $2,800,000 per well.

Capital expenditures for this project are shown on Tables 2a, 2b and 2c and are summarized on Table 3a. projected abandonment and restoration costs are shown on Table 3b.

Operating Costs

Operating costs of $5,000 per producing well plus $10.00/STB of oil have been estimated for the property based on our experience in this area.

These costs are reasonable given the expected, eventual high water production.

Economics and Risk

The results of the economic analysis, before income tax are summarized in Table 4, and the before risk cash flows are presented in Tables 4a, 4b and 4c, for the best, low and high estimates, respectively. The before risk analysis for each case represents the results of an assumed successful exploration program and development model having parameters which are considered to be reasonable based on the information available. This defines the 100% Chance of Success (COS) case.

A risk analysis has been performed to determine the feasibility of the Company participating in this project and to determine the after risk value before income tax, utilizing the "Expected Value" technique. In this procedure the Success Case, established by the arithmetic average of the best, low and high estimate results, is offset by the Failure Case (COS=0%).

The failure case (COS=0%) is defined by the net capital exposure or amount of expenditure made by the Company before deciding to stop further activity on the project. This might include one or more dry holes and any land, geological or geophysical expenses undertaken prior to drilling. The capital exposure of this project net to the Company is $5,800,000 representing the cost of drilling 2 exploration wells.

The Success Case and Failure Case represent the boundary conditions for the risk analysis. The after risk value is determined by applying the Chance of Commerciality (COC) to the equation: [Net present value of Success case at the designated DCF% times COC, less capital exposure times (1-COC)].

In establishing the Chance of Commerciality, consideration has been given to the Chance of Discovery, which involves geological factors and the Chance of Development, which involves other factors related to the likelihood of full development, once a discovery is made. The Chance of Commerciality is the product of the Chance of Discovery and the Chance of Development.

The Chance of Discovery, or geological factors, include the four main geological components of a petroleum system needed for commercial production: source rocks capable to generate enough economic volumes of hydrocarbons, presence of reservoir rocks of reasonable quality to accumulate hydrocarbons, a trapping mechanism with a good vertical and lateral seal to hold and retain hydrocarbons, and proper geological timing to coincide with the hydrocarbon generation, expulsion, reservoir presence, and traps formation, and for hydrocarbons to migrate into the trap.

The ranges of chance of success assigned to each of these geological factors can be qualitatively described so that COS 5% to 30% is unfavourable, COS 30% to 50% is questionable, COS 50% is neutral, COS 50% to 70% is encouraging and COS 70% to 95% is considered favourable. A neutral assessment would apply in cases of lack of data or information. The product of all four of these factors results in the overall geological Chance of Discovery.

For this project; the results of estimating the overall geological chance of discovery rate for the Tensleep Formation is 46%, as shown in Figure 4. The source rock element was rated at 100% based on the existence of prolific source rocks that have generated hydrocarbons in large quantities, as seen in numerous producing fields in the basin. For the same rationale; the rating of 100% was also given to the factor of geological timing and hydrocarbon migration that is proved via carrier beds, faults and juxtaposition reservoirs (as shown in Figure 2d and 2e). Taking into consideration the Tensleep reservoir presence, quality and performance; 72% rating was assigned to the reservoir rocks' factor. The rating for the geological trap and reservoir seal elements was estimated at 64%, based on the available geological maps that similar entrapment mechanism of the Big Sand Draw field to the south would exist within the Company's land.

The Chance of Development risk factors include Economic Viability (production forecast, capital and operating costs and price forecast), Market Access, Production and Transportation Infrastructure (facilities and pipelines), Regulatory and Social License, Corporate and External Approvals and a Reasonable Timetable for Development (development plan). For this report, we have assigned a 95% chance of obtaining the necessary corporate and regulatory approvals. Additionally, a 95% chance of obtaining the required capital is considered.

For this project the results of the risk analysis before income tax indicate that in order to achieve a 15 percent rate of return a minimum COC of 2 percent would be required. Since we have estimated a COC of 42 percent, the Company's development of this project is considered feasible.

The graphical presentation of the risk analysis and the supporting data and results, before and after risk are shown on Figure 4.



RIVERTON DOME
002 S 004 E
002 S 005 E
002 S 006 E
ALKALI BUTTE
CAMPBELL RIDGE
034 N 094 W
034 N 096 W
034 N 095 W
BEAVER CREEK
033 N 096 W
033 N 095 W
033 N 094 W
SAND DRAW NORTH
KIRBY DRAW
BIG SAND DRAW
032 N 096 W
032 N 095 W
032 N 094 W
SAND DRAW SOUTH
LEASEHOLD MAP
FREEMONT COUNTY, WYOMING
5,000
FEET

Company Lands

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

LAND AND WELL MAP

OCT. 2021 JOB No. 6766 FIGURE No. 1

Chapman Petroleum Engineering Ltd.

Table 1

Schedule of Lands, Interests and Royalty Burdens
October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Description	Rights Owned	Gross Acres	Appraised Interest Working %	Appraised Interest Royalty %	Royalty Burdens Basic %	Royalty Burdens Overriding %
Twp 33N - Rng 95W - Mer 06						
Section 2, Lots: S2NW, SW, W2SE, SESE, 3, 4	[A]	440.25	100.0000	-	12.5000	-
Section: 3	[A]	641.57	100.0000	-	12.5000	-
Section: 4	[A]	642.95	100.0000	-	12.5000	-
Section: 5	[A]	644.00	100.0000	-	12.5000	-
Section: 6	[A]	653.33	100.0000	-	12.5000	-
Section: 7	[A]	648.64	100.0000	-	12.5000	-
Section: 8	[A]	640.00	100.0000	-	12.5000	-
Section: 9	[A]	640.00	100.0000	-	12.5000	-
Section: 10	[A]	640.00	100.0000	-	12.5000	-
Section: 11	[A]	640.00	100.0000	-	12.5000	-
Section: 12	[A]	640.00	100.0000	-	12.5000	-
Section: 13	[A]	640.00	100.0000	-	12.5000	-
Section: 14	[A]	640.00	100.0000	-	12.5000	-
Section: 18	[A]	646.56	100.0000	-	12.5000	-
Section 23, Lots: NWNE, W2, SE	[A]	520.00	100.0000	-	12.5000	-
Section: 26	[A]	640.00	100.0000	-	12.5000	-
Section: 31	[A]	641.24	100.0000	-	12.5000	-
Section: 32	[A]	640.00	100.0000	-	12.5000	-
Section 35, Lots: NE, E2SE	[A]	240.00	100.0000	-	12.5000	-
Twp 34N - Rng 95W - Mer 06						
Section 19, Lots: S2SE, 1-5	[A]	245.06	100.0000	-	12.5000	-
Section 20, Lots: SESE	[A]	40.00	100.0000	-	12.5000	[1] 2.5000
Section 21, Lots: 1-4	[A]	126.72	100.0000	-	12.5000	-
Section 21, Lots: SWSW	[A]	40.00	100.0000	-	12.5000	[1] 2.5000
Section 22, Lots: S2SE. 1, 2	[A]	147.08	100.0000	-	12.5000	-
Section 23, Lots: 3, 4	[A]	68.42	100.0000	-	12.5000	-
Section 25, Lots: SW	[A]	160.00	100.0000	-	12.5000	-
Section 27	[A]	640.00	100.0000	-	12.5000	-
Section 28, Lots: NE, S2	[A]	480.00	100.0000	-	12.5000	-
Section 28, Lots: NW	[A]	160.00	100.0000	-	12.5000	[1] 2.5000
Section 29, Lots: E2NE	[A]	80.00	100.0000	-	12.5000	[1] 2.5000
Section 30, Lots: E2, Lots 1-4	[A]	480.68	100.0000	-	12.5000	-
Section 31, Lots: E2	[A]	320.00	100.0000	-	12.5000	-
Section 32	[A]	640.00	100.0000	-	12.5000	-
Section 33	[A]	640.00	100.0000	-	12.5000	-
Section 34	[A]	640.00	100.0000	-	12.5000	-
	Total	**16,386.50**				

General Notes : [1] Net overriding royalty payable to Hawkwood Energy Operating, LLC

Rights Owned : [A] All P&NG.


EXPLANATION
Laramide sedimentary and structural basins
Undifferentiated deposits
Sevier fold and thrust faulted terrane
Neogene rift deposits
Tertiary volcanics
Approximate eastern limit of Sevier thrust belt
Williston Basin
Bull Mountains Basin
Crazy Mountains Basin
Powder River Basin
Bighorn Basin
Wind River Basin
Greater Green River Basin
Uinta Basin
Piceance Basin
Paradox Basin
San Juan Basin
Denver Basin
Raton Basin
San Juan volcanic field
Yellowstone-Absaroka volcanic field
0 50 100 MILES
0 50 100 KILOMETERS

Source: Finn, T.M. USGS Scientific Investigations Map 3427, 2019, p.2

BASIN OF INTEREST

FOOTHILLS EXPLORATION, LLC

ROCKY MOUNTAINS REGION

U.S.A.

SEDIMENTARY BASINS

OCT. 2021 JOB No. 6766 FIGURE No. 2a

Chapman Petroleum Engineering Ltd.


ERA
SYSTEM/SERIES
ROCK UNIT
MESOZOIC (part)
CRETACEOUS (part)
Upper (part)
Mowry Shale
Lower
Shell Creek Shale
Muddy Sandstone
Thermopolis Shale
Rusty beds
Cloverly Formation
JURASSIC
Upper
Morrison Formation
Sundance Formation
Middle
Gypsum Spring Fm.
Lower
Nugget Ss
TRIASSIC
Chugwater Group
Dinwoody Formation
PALEOZOIC (part)
PERMIAN
Phosphoria Fm
Park City Fm
Shedhorn Ss
Goose Egg Fm
PENNSYLVANIAN
Tensleep Sandstone
ZONE OF INTEREST
Amsden Formation
MISSISSIPPIAN
Madison Limestone
Hiatus

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R.
Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming
2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

STRATIGRAPHIC COLUMN

OCT. 2021 **JOB No. 6766** **FIGURE No. 2b**

Chapman *Petroleum Engineering Ltd.*


GEOLOGIC TIME SCALE
PETROLEUM SYSTEM EVENTS
SOURCE ROCK
RESERVOIR ROCK
SEAL ROCKS
OVERBURDEN ROCK
TRAP FORMATION
GENERATION-MIGRATION-ACCUMULATION
0
50
100
150
200
250
300
350
400
450
500
550
600
Neogene
Plio
Mio
Olig
Paleogene
Eoc
Pal
Cretaceous
Jurassic
Triassic
Permian
Pennsylvanian
Mississippian
Devonian
Silurian
Ordovician
Cambrian
Precambrian
structural
stratigraphic
cracking to gas
oil generation
migration

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R. Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming 2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

ELEMENTS OF PETROLEUM SYSTEM

OCT. 2021 JOB No. 6766 FIGURE No. 2c


R4E
R5E
R6E
R94W
R93W
T1S
T2S
T34N
T33N
T35N
T34N
T33N
A
A'


A
SOUTHWEST
BEAVER CREEK FIELD
ALKALI BUTTE FIELD
A'
NORTHEAST
10,000
5,000
Sea Level
-5,000
-10,000
-15,000
Feet

Source: Johnson, J.F. and Sutherland, W.M., WSGS Map Series 87, 2009

Legend

Qal – Quaternary Alluvial deposits
Twdr – White River Formation
Tfu – Fort Union Formation
Kmv – Mesaverde Formation
Kc – Cody Shale
Kf – Fronier Formation
Krt – Mowry Shale
KJ – Cloverly and Morrison formations undivided
JTR – Sundance and Gypsum Spring formations and Nugget Sandstone undivided
TRcd – Chugwater Group undivided
Pp – Phosphoria and Park City formations undivided
IPMta – Tensleep Sandstone and Amsden Formation undivided
MDO – Madison Limstone, Darby Formation, and Bighorn Dolomite undivided
Ꞓu – Cambrian rocks undifferentiated
pꞒ – Precambrian rocks undifferentiated

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
GEOLOGICAL MAP
AND CROSS SECTION

OCT. 2021 JOB No. 6766 FIGURE No. 2d


HYDROCABON MIGRATION
034 N 094 W
035 N 092 W
034 N 092 W
033 N 093 W
TEENSLEEP STRUCTURE
CONTOURS
WELL SYMBOLS


N
S
TENSLEEP
BIG SAND DRAW FIELD
32N 95W

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
HYDROCARBON MIGRATON MAP AND STRATIGRAPHIC CROSS SECTION
DATUM: TENSLEEP

OCT. 2021 JOB No. 6766 FIGURE No. 2e

Table 2

Summary of Gross Resources
October 1, 2021

Foothills Exploration, LLC
Tensleep Zone

Description		Predicted Initial Rate STB/d/Well	API Gravity (Deg)	Prospective Resources (MSTB)	Reference
Prospective Resources					
Best Estimate					
Development Program	Tensleep Zone	600	34.6	27,500	2a
	Total Best Estimate	(13 producers)		**27,500**	
Low Estimate					
Development Program	Tensleep Zone	500	34.6	8,462	2b
	Total Low Estimate	(4 producers)		**8,462**	
High Estimate					
Development Program	Tensleep Zone	665	34.6	55,000	2c
	Total High Estimate	(26 producers)		**55,000**	

Table 2a

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Tensleep Interval - Best Estimate

	Single Well Production Profile				Notional Development Program								Total Oil Production		Capital Expenditures - $M				
Year	STB/d	Days On	MSTB/yr	Well Count	2	4	4	3					STB/yr.	STB/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	6,000	1,000		7,000
2023	576	350	201,587	2	403,175	0	0	0	0	0	0	0	403,175	1,152	0	12,000	2,000	5,000	19,000
2024	530	350	185,436	6	370,873	806,350	0	0	0	0	0	0	1,177,222	3,363	0	12,000	2,000	0	14,000
2025	487	350	170,579	10	341,158	741,745	806,350	0	0	0	0	0	1,889,254	5,398	0	9,000	1,500	0	10,500
2026	448	350	156,912	13	313,825	682,317	741,745	604,762	0	0	0	0	2,342,650	6,693	0	0	0	0	0
2027	412	350	144,341	13	288,681	627,650	682,317	556,309	0	0	0	0	2,154,957	6,157	0	0	0	0	0
2028	379	350	132,776	13	265,552	577,363	627,650	511,738	0	0	0	0	1,982,303	5,664	0	0	0	0	0
2029	349	350	122,138	13	244,276	531,105	577,363	470,737	0	0	0	0	1,823,481	5,210	0	0	0	0	0
2030	321	350	112,353	13	224,705	488,553	531,105	433,022	0	0	0	0	1,677,385	4,793	0	0	0	0	0
2031	295	350	103,351	13	206,702	449,410	488,553	398,329	0	0	0	0	1,542,993	4,409	0	0	0	0	0
2032	272	350	95,070	13	190,141	413,404	449,410	366,415	0	0	0	0	1,419,369	4,055	0	0	0	0	0
2033	250	350	87,453	13	174,907	380,282	413,404	337,058	0	0	0	0	1,305,650	3,730	0	0	0	0	0
2034	230	350	80,447	13	160,893	349,814	380,282	310,053	0	0	0	0	1,201,042	3,432	0	0	0	0	0
2035	211	350	74,001	13	148,003	321,787	349,814	285,211	0	0	0	0	1,104,815	3,157	0	0	0	0	0
2036	194	350	68,072	13	136,145	296,005	321,787	262,360	0	0	0	0	1,016,297	2,904	0	0	0	0	0
2037	179	350	62,618	13	125,237	272,290	296,005	241,340	0	0	0	0	934,872	2,671	0	0	0	0	0
2038	165	350	57,601	13	115,203	250,474	272,290	222,004	0	0	0	0	859,970	2,457	0	0	0	0	0
2039	151	350	52,986	13	105,973	230,406	250,474	204,217	0	0	0	0	791,070	2,260	0	0	0	0	0
2040	139	350	48,741	13	97,482	211,946	230,406	187,855	0	0	0	0	727,690	2,079	0	0	0	0	0
2041	128	350	44,836	13	89,672	194,965	211,946	172,804	0	0	0	0	669,387	1,913	0	0	0	0	0
2042	118	350	41,244	13	82,488	179,344	194,965	158,959	0	0	0	0	615,756	1,759	0	0	0	0	0
2043	108	350	37,939	13	75,879	164,975	179,344	146,224	0	0	0	0	566,422	1,618	0	0	0	0	0
2044	100	350	34,900	13	69,799	151,758	164,975	134,508	0	0	0	0	521,041	1,489	0	0	0	0	0
2045	0	350	0	11	0	139,599	151,758	123,732	0	0	0	0	415,088	1,186	0	0	0	0	0
2046	0	350	0	7	0	0	139,599	113,818	0	0	0	0	253,417	724	0	0	0	0	0
2047	0	350		3	0	0	0	104,699	0	0	0	0	104,699	299					
2048	0	350			0	0	0	0	0	0	0	0	0	0					
2049	0	350			0	0	0	0	0	0	0	0	0	0					
2050	0	350			0	0	0	0	0	0	0	0	0	0					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			2,115,385		4,230,770	8,461,540	8,461,540	6,346,155	0	0	0	0	27,500,005		0	39,000	6,500	5,000	50,500
														Cost/well =		3000	500		

Final Decline % =	8.0%
Months	12
Initial rate	600

2022	2	2
2023	4	4
2024	4	4
2025	3	3
2026	0	0
2027	0	0
2028	0	0
2029	0	0
2030		

Table 2b

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Tensleep Interval - Low Estimate

	Single Well Production Profile				Notional Development Program								Total Oil Production		Capital Expenditures - $M				
Year	STB/d	Days On	MSTB/yr	Well Count	2	2							STB/yr.	STB/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	6,000	1,000		7,000
2023	485	350	169,802	2	339,604	0	0	0	0	0	0	0	339,604	970	0	6,000	1,000	5,000	12,000
2024	456	350	159,715	4	319,430	339,604	0	0	0	0	0	0	659,034	1,883	0	0	0	0	0
2025	429	350	150,227	4	300,454	319,430	0	0	0	0	0	0	619,883	1,771	0	0	0	0	0
2026	404	350	141,303	4	282,605	300,454	0	0	0	0	0	0	583,059	1,666	0	0	0	0	0
2027	380	350	132,908	4	265,817	282,605	0	0	0	0	0	0	548,422	1,567	0	0	0	0	0
2028	357	350	125,013	4	250,026	265,817	0	0	0	0	0	0	515,842	1,474	0	0	0	0	0
2029	336	350	117,586	4	235,173	250,026	0	0	0	0	0	0	485,198	1,386	0	0	0	0	0
2030	316	350	110,601	4	221,202	235,173	0	0	0	0	0	0	456,375	1,304	0	0	0	0	0
2031	297	350	104,031	4	208,062	221,202	0	0	0	0	0	0	429,264	1,226	0	0	0	0	0
2032	280	350	97,851	4	195,701	208,062	0	0	0	0	0	0	403,763	1,154	0	0	0	0	0
2033	263	350	92,038	4	184,076	195,701	0	0	0	0	0	0	379,777	1,085	0	0	0	0	0
2034	247	350	86,570	4	173,141	184,076	0	0	0	0	0	0	357,216	1,021	0	0	0	0	0
2035	233	350	81,428	4	162,855	173,141	0	0	0	0	0	0	335,996	960	0	0	0	0	0
2036	219	350	76,590	4	153,181	162,855	0	0	0	0	0	0	316,036	903	0	0	0	0	0
2037	206	350	72,040	4	144,081	153,181	0	0	0	0	0	0	297,261	849	0	0	0	0	0
2038	194	350	67,761	4	135,522	144,081	0	0	0	0	0	0	279,602	799	0	0	0	0	0
2039	182	350	63,735	4	127,471	135,522	0	0	0	0	0	0	262,992	751	0	0	0	0	0
2040	171	350	59,949	4	119,898	127,471	0	0	0	0	0	0	247,369	707	0	0	0	0	0
2041	161	350	56,388	4	112,776	119,898	0	0	0	0	0	0	232,674	665	0	0	0	0	0
2042	152	350	53,038	4	106,076	112,776	0	0	0	0	0	0	218,852	625	0	0	0	0	0
2043	143	350	49,887	4	99,775	106,076	0	0	0	0	0	0	205,851	588	0	0	0	0	0
2044	134	350	46,924	4	93,847	99,775	0	0	0	0	0	0	193,622	553	0	0	0	0	0
2045	0	350	0	2	0	93,847	0	0	0	0	0	0	93,847	268	0	0	0	0	0
2046	0	350	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2047	0	350		0	0	0	0	0	0	0	0	0	0	0					
2048	0	350		0	0	0	0	0	0	0	0	0	0	0					
2049	0	350		0	0	0	0	0	0	0	0	0	0	0					
2050	0	350		0	0	0	0	0	0	0	0	0	0	0					
2051		350		0	0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			2,115,385		4,230,770	4,230,770	0	0	0	0	0	0	8,461,540		0	12,000	2,000	5,000	19,000
														Cost/well =		3000	500		

Final Decline % =	5.9%
Months	12
Initial rate	500

2022	2	2
2023	2	2
2024	0	0
2025	0	0
2026	0	0
2027	0	0
2028	0	0
2029	0	0
2030		

Table 2c

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Tensleep Interval - High Estimate

Year	Single Well Production Profile: STB/d	Days On	MSTB/yr	Well Count	Notional Development Program: 2	4	4	4	4	4	4		Total Oil Production: STB/yr.	STB/d	Capital Expenditures - $M: Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	6,000	1,000		7,000
2023	634	350	221,980	2	443,960	0	0	0	0	0	0	0	443,960	1,268	0	12,000	2,000	5,000	19,000
2024	576	350	201,437	6	402,873	887,920	0	0	0	0	0	0	1,290,793	3,688	0	12,000	2,000	0	14,000
2025	522	350	182,794	10	365,589	805,746	887,920	0	0	0	0	0	2,059,255	5,884	0	12,000	2,000	0	14,000
2026	474	350	165,877	14	331,755	731,177	805,746	887,920	0	0	0	0	2,756,598	7,876	0	12,000	2,000	0	14,000
2027	430	350	150,526	18	301,052	663,510	731,177	805,746	887,920	0	0	0	3,389,406	9,684	0	12,000	2,000	0	14,000
2028	390	350	136,596	22	273,191	602,105	663,510	731,177	805,746	887,920	0	0	3,963,649	11,325	0	12,000	2,000	0	14,000
2029	354	350	123,954	26	247,908	546,382	602,105	663,510	731,177	805,746	887,920	0	4,484,748	12,814	0	0	0	0	0
2030	321	350	112,483	26	224,965	495,817	546,382	602,105	663,510	731,177	805,746	0	4,069,702	11,628	0	0	0	0	0
2031	292	350	102,073	26	204,146	449,931	495,817	546,382	602,105	663,510	731,177	0	3,693,067	10,552	0	0	0	0	0
2032	265	350	92,626	26	185,253	408,291	449,931	495,817	546,382	602,105	663,510	0	3,351,288	9,575	0	0	0	0	0
2033	240	350	84,054	26	168,108	370,505	408,291	449,931	495,817	546,382	602,105	0	3,041,139	8,689	0	0	0	0	0
2034	218	350	76,275	26	152,551	336,217	370,505	408,291	449,931	495,817	546,382	0	2,759,693	7,885	0	0	0	0	0
2035	198	350	69,216	26	138,433	305,101	336,217	370,505	408,291	449,931	495,817	0	2,504,294	7,155	0	0	0	0	0
2036	179	350	62,811	26	125,621	276,865	305,101	336,217	370,505	408,291	449,931	0	2,272,531	6,493	0	0	0	0	0
2037	163	350	56,998	26	113,995	251,242	276,865	305,101	336,217	370,505	408,291	0	2,062,217	5,892	0	0	0	0	0
2038	148	350	51,723	26	103,446	227,991	251,242	276,865	305,101	336,217	370,505	0	1,871,367	5,347	0	0	0	0	0
2039	134	350	46,936	26	93,872	206,891	227,991	251,242	276,865	305,101	336,217	0	1,698,179	4,852	0	0	0	0	0
2040	122	350	42,592	26	85,185	187,744	206,891	227,991	251,242	276,865	305,101	0	1,541,019	4,403	0	0	0	0	0
2041	110	350	38,651	26	77,301	170,369	187,744	206,891	227,991	251,242	276,865	0	1,398,404	3,995	0	0	0	0	0
2042	100	350	35,074	26	70,147	154,602	170,369	187,744	206,891	227,991	251,242	0	1,268,987	3,626	0	0	0	0	0
2043	91	350	31,828	26	63,655	140,294	154,602	170,369	187,744	206,891	227,991	0	1,151,547	3,290	0	0	0	0	0
2044	83	350	28,882	26	57,764	127,311	140,294	154,602	170,369	187,744	206,891	0	1,044,976	2,986	0	0	0	0	0
2045	0	350	0	24	0	115,529	127,311	140,294	154,602	170,369	187,744	0	895,849	2,560	0	0	0	0	0
2046	0	350	0	20	0	0	115,529	127,311	140,294	154,602	170,369	0	708,105	2,023					
2047	0	350		16	0	0	0	115,529	127,311	140,294	154,602	0	537,736	1,536					
2048	0	350		12	0	0	0	0	115,529	127,311	140,294	0	383,133	1,095					
2049	0	350		8	0	0	0	0	0	115,529	127,311	0	242,839	694					
2050	0	350		4	0	0	0	0	0	0	115,529	0	115,529	330					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			2,115,385		4,230,770	8,461,540	8,461,540	8,461,540	8,461,540	8,461,540	8,461,540	0	55,000,010		0	78,000	13,000	5,000	96,000
														Cost/well =		3000	500		

Final Decline % =	9.3%
Months	12
Initial rate	665

2022	2	2
2023	4	4
2024	4	4
2025	4	4
2026	4	4
2027	4	4
2028	4	4
2029	0	0
2030		

The operator expects to drill a minimum of 2 exploration wells per prospect. Thus risked capital is based on 2 explorations wells per prospect

Risked capital per prospect is estimated at $2.8MM/well x 2 wells = $5.6MM

Big Sand Draw Tensleep Full Life. Exclude EOR Phase

Rate Versus Cumulative Prod Production History



Prod Rate
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
100%
80%
60%
40%
20%
0%
Wcut
0
10,000,000
20,000,000
30,000,000
40,000,000
50,000,000
Cum Oil, Stb
Cal Day Oil Rate (Stb/d)
Op Day Oil Rate (Stb/d)
Wcut

Log Rate Versus Time Production History



Prod Rate, GOR, Well Count
100,000
10,000
1,000
100
10
100000%
10000%
1000%
100%
10%
Wcut
Jan-45
Jan-55
Jan-65
Jan-75
Jan-85
Jan-95
Jan-05
Jan-15
Year
Op Day Fluid (Stb/d)
Cal Day Oil Rate (Stb/d)
Op Day Oil Rate (Stb/d)
GOR (scf/stb)
Prod Wells x 10
Wcut

Figure: 3

Note: The period of production beyond April, 2014 where enhanced oil recovery takes place (Co2 injection) is excluded

Table 3a

Summary of Anticipated Capital Expenditures

Development

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Tensleep Zone

Description	Dates	Operation		Capital Interest %	Gross Capital M$	Net Capital M$
Prospective Resources, Best Estimate						
Madison Zone	2022-2025	Development Program		100.0000	50,500	50,500
			Total Best Estimate		**50,500**	**50,500**
Prospective Resources, Low Estimate						
Madison Zone	2022-2023	Development Program		100.0000	19,000	19,000
			Total Low Estimate		**19,000**	**19,000**
Prospective Resources, High Estimate						
Madison Zone	2022-2029	Development Program		100.0000	96,000	96,000
			Total High Estimate		**96,000**	**96,000**

Note: **M$ means thousands of dollars.**
The above capital values are expressed in terms of current dollar values without escalation.
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purposes

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Tensleep Zone

Description	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Development Program, Best Estimate	Total Tensleep Zone	100.0000	650	650
	Total Abandonment and Restoration Best Estimate		**650**	**650**
Development Program, Low Estimate	Total Tensleep Zone	100.0000	200	200
	Total Abandonment and Restoration Low Estimate		**200**	**200**
Development Program, High Estimate	Total Tensleep Zone	100.0000	1,300	1,300
	Total Abandonment and Restoration High Estimate		**1,300**	**1,300**

The above capital values are expressed in terms of current dollar values without escalation.

Forecast Prices & Costs

Table 4
Summary of Company Prospective Resources and Economics
Before Income Tax

October 1, 2021
(as of September 30, 2021)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Tensleep

	Net To Appraised Interest										
	Resources						Cumulative Cash Flow - M$USD				
	Oil MSTB		Conventional Natural Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
BEFORE RISK											
Best Estimate											
Development Program (Tensleep)	27,500	24,063	0	0	0	0	1,300,526	739,744	472,429	325,335	235,812
Low Estimate											
Development Program (Tensleep)	8,642	7,561	0	0	0	0	401,754	231,828	149,207	103,679	76,009
High Estimate											
Development Program (Tensleep)	55,000	48,125	0	0	0	0	2,667,508	1,437,591	874,277	575,464	400,245
Arithmetic Average											
Development Program (Tensleep)	**30,381**	**26,583**	**0**	**0**	**0**	**0**	**1,456,596**	**803,054**	**498,638**	**334,826**	**237,355**
AFTER RISK											
Arithmetic Average After Risk											
Development Program (Tensleep)	**12,760**	**11,165**	**0**	**0**	**0**	**0**	**608,522**	**334,035**	**206,180**	**137,379**	**96,441**

M$USD means thousands of United States dollars

Gross resources are the total of the Company's working interest share before deduction of royalties owned by others.

Net resources are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others

Table 4a

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Best Estimate
==============

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:19
FILE: OtenPB1.DAX

WELL/LOCATION - Development Program (Tensleep)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR = 100.0000 %
TOTAL RESERVES = 27500 MSTB
PRODUCTION TO DATE = N/A
DECLINE INDICATOR = EXPONENTIAL
TOTAL CAPITAL COSTS = 53130 -M$-
TOTAL ABANDONMENT = 1300 -M$- (2056)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Oil MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	1152.0	403	403	353
2024	6	69.36	3363.0	1177	1177	1030
2025	10	70.75	5398.0	1889	1889	1653
2026	13	72.16	6693.0	2343	2343	2050
2027	13	73.61	6157.0	2155	2155	1886
2028	13	75.08	5664.0	1982	1982	1735
2029	13	76.58	5210.0	1824	1824	1596
2030	13	78.11	4793.0	1678	1678	1468
2031	13	79.67	4363.0	1527	1527	1336
2032	13	81.27	3919.7	1372	1372	1200
2033	13	82.89	3521.3	1232	1232	1078
2034	13	84.55	3163.5	1107	1107	969
2035	13	86.24	2842.0	995	995	870
SUB				19684	19684	17223
REM				7816	7816	6839
TOT				27500	27500	24063

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	7140	0	-7140	-7140	-6646	-6646
2023	27418	0	0	27418	0	3427	1451	1809	120	4195	16415	0	19768	0	-3353	-10493	-2837	-9483
2024	81640	0	0	81640	0	10205	4322	5387	367	12491	48868	0	14857	0	34012	23519	26164	16681
2025	133668	0	0	133668	0	16708	7076	8820	623	20450	79989	0	11366	0	68624	92143	47992	64673
2026	169038	0	0	169038	0	21130	8948	11155	826	25864	101116	0	0	0	101116	193258	64286	128959
2027	158626	0	0	158626	0	19828	8397	10467	843	24268	94822	0	0	0	94822	288080	54804	183764
2028	148839	0	0	148839	0	18605	7879	9822	860	22772	88902	0	0	0	88902	376982	46712	230475
2029	139644	0	0	139644	0	17455	7392	9215	877	21365	83339	0	0	0	83339	460320	39808	270283
2030	131033	0	0	131033	0	16379	6937	8647	895	20048	78128	0	0	0	78128	538449	33926	304209
2031	121661	0	0	121661	0	15208	6440	8028	912	18615	72458	0	0	0	72458	610906	28604	332813
2032	111493	0	0	111493	0	13937	5902	7357	931	17058	66308	0	0	0	66308	677215	23796	356609
2033	102159	0	0	102159	0	12770	5408	6741	949	15631	60660	0	0	0	60660	737875	19790	376400
2034	93615	0	0	93615	0	11702	4956	6178	968	14323	55489	0	0	0	55489	793363	16458	392857
2035	85783	0	0	85783	0	10723	4541	5661	988	13125	50746	0	0	0	50746	844109	13683	406540
SUB	1504617	0	0	1504617	0	188077	79651	99287	10159	230204	897239	0	53130	0	844109		406540	
REM	783005	0	0	783005	0	97876	41450	51669	14500	119793	457716	0	0	1300	456417		65890	
TOT	2287622	0	0	2287622	0	285953	121101	150956	24659	349997	1354956	0	53130	1300	1300526		472429	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	1354956	787468	603774	515228	445035	364088	271131
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	53130	47485	44549	42751	41069	36742	35317
Abandonment Costs ..	1300	239	90	47	25	10	2
Future Net Revenue .	1300526	739744	559135	472429	403940	325335	235812

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	16.4	59.2	2.3	56.9

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	198.4
Profit Index (undisc.)	23.9
(disc. @ 10.0%) .	11.0
(disc. @ 5.0%) .	15.5
First Payout (years)	2.6
Total Payout (years)	3.0
Cost of Finding ($/BOE)	1.98
NPV @ 10.0% ($/STB)	17.18
NPV @ 5.0% ($/STB)	26.90

Table 4b

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Low Estimate

BRGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:23
FILE: OtenPL1.DAX

WELL/LOCATION - Development Program (Tensleep)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 8642 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 19625 -M$-
TOTAL ABANDONMENT - 355 -M$- (2050)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

			Oil MSTB			
			Pool		Company Share	
Year	# of Wells	Price $/STB	STB/D	Vol	Gross	Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	970.0	340	340	297
2024	4	69.36	1883.0	659	659	577
2025	4	70.75	1771.0	620	620	542
2026	4	72.16	1666.0	583	583	510
2027	4	73.61	1567.0	548	548	480
2028	4	75.08	1474.0	516	516	451
2029	4	76.58	1386.0	485	485	424
2030	4	78.11	1304.0	456	456	399
2031	4	79.67	1226.0	429	429	375
2032	4	81.27	1154.0	404	404	353
2033	4	82.89	1085.0	380	380	332
2034	4	84.55	1009.4	353	353	309
2035	4	86.24	926.9	324	324	284
SUB				6098	6098	5336
REM				2544	2544	2226
TOT				8642	8642	7561

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	7140	0	-7140	-7140	-6646	-6646
2023	23086	0	0	23086	0	2886	1222	1523	120	3532	13803	0	12485	0	1318	-5822	1115	-5531
2024	45712	0	0	45712	0	5714	2420	3016	244	6994	27323	0	0	0	27323	21501	21019	15488
2025	43854	0	0	43854	0	5482	2322	2894	249	6709	26198	0	0	0	26198	47700	18322	33810
2026	42077	0	0	42077	0	5260	2227	2777	254	6438	25121	0	0	0	25121	72820	15971	49781
2027	40371	0	0	40371	0	5046	2137	2664	259	6176	24088	0	0	0	24088	96908	13922	63703
2028	38734	0	0	38734	0	4842	2050	2556	265	5926	23095	0	0	0	23095	120003	12135	75838
2029	37149	0	0	37149	0	4644	1967	2451	270	5684	22134	0	0	0	22134	142137	10572	86411
2030	35649	0	0	35649	0	4456	1887	2352	275	5454	21224	0	0	0	21224	163361	9216	95627
2031	34186	0	0	34186	0	4273	1810	2256	281	5231	20336	0	0	0	20336	183697	8028	103655
2032	32825	0	0	32825	0	4103	1738	2166	286	5022	19510	0	0	0	19510	203207	7002	110656
2033	31477	0	0	31477	0	3935	1666	2077	292	4816	18691	0	0	0	18691	221898	6098	116754
2034	29869	0	0	29869	0	3734	1581	1971	298	4570	17716	0	0	0	17716	239613	5254	122009
2035	27976	0	0	27976	0	3497	1481	1846	304	4280	16568	0	0	0	16568	256181	4467	126476
SUB	462967	0	0	462967	0	57871	24508	30550	3398	70833	275806	0	19625	0	256181		126476	
REM	248596	0	0	248596	0	31074	13160	16404	3996	38033	145928	0	0	355	145573		22732	
TOT	711563	0	0	711563	0	88945	37668	46955	7394	108866	421734	0	19625	355	401754		149207	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	421734	250260	193743	166441	144805	119886	91306
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	19625	18345	17648	17211	16793	16201	15296
Abandonment Costs ..	355	87	39	23	14	6	2
Future Net Revenue .	401754	231828	176056	149207	127998	103679	76009

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	16.3	59.3	2.8	56.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	156.6
Profit Index (undisc.)	20.1
(disc. @ 10.0%) .	8.7
(disc. @ 5.0%) .	12.6
First Payout (years)	2.5
Total Payout (years)	2.5
Cost of Finding ($/BOE)	2.31
NPV @ 10.0% ($/STB)	17.27
NPV @ 5.0% ($/STB)	26.83

Table 4c

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect High Estimate
==============

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:20
FILE: OtenPH1.DAX

WELL/LOCATION - Development Program (Tensleep)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 55000 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 104224 -M$-
TOTAL ABANDONMENT - 2814 -M$- (2060)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Oil MSTB

Year	# of Wells	Price $/STB	Pool MSTB/D	Pool Vol	Company Share Gross	Company Share Net
2021	0	72.00	.0	0	0	0
2022	0	70.00	.0	0	0	0
2023	2	68.00	1.3	444	444	388
2024	6	69.36	3.7	1291	1291	1129
2025	10	70.75	5.9	2059	2059	1802
2026	14	72.16	7.9	2757	2757	2412
2027	18	73.61	9.7	3389	3389	2966
2028	22	75.08	11.3	3964	3964	3468
2029	26	76.58	12.8	4485	4485	3924
2030	26	78.11	11.6	4070	4070	3561
2031	26	79.67	10.6	3693	3693	3232
2032	26	81.27	9.5	3322	3322	2907
2033	26	82.89	8.4	2952	2952	2583
2034	26	84.55	7.5	2623	2623	2296
2035	26	86.24	6.7	2331	2331	2040
SUB				37381	37381	32708
REM				17619	17619	15417
TOT				55000	55000	48125

==================== COMPANY SHARE FUTURE NET REVENUE ====================

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	7140	0	-7140	-7140	-6646	-6646
2023	30178	0	0	30178	0	3772	1598	1991	120	4617	18080	0	19768	0	-1688	-8828	-1428	-8074
2024	89530	0	0	89530	0	11191	4739	5908	367	13698	53627	0	14857	0	38770	29942	29825	21751
2025	145703	0	0	145703	0	18213	7713	9615	623	22292	87247	0	15154	0	72093	102035	50418	72169
2026	198916	0	0	198916	0	24865	10530	13126	890	30435	119070	0	15457	0	103613	205648	65874	138043
2027	249494	0	0	249494	0	31187	13208	16464	1267	38170	149298	0	15766	0	133532	339181	77178	215221
2028	297598	0	0	297598	0	37200	15754	19638	1455	45531	178020	0	16082	0	161939	501119	85087	300308
2029	343454	0	0	343454	0	42932	18182	22664	1754	52548	205375	0	0	0	205375	706494	98100	398408
2030	317892	0	0	317892	0	39737	16828	20977	1785	48638	189923	0	0	0	189923	896417	82472	480880
2031	294237	0	0	294237	0	36780	15576	19416	1825	45020	175620	0	0	0	175620	1072037	69328	550208
2032	270009	0	0	270009	0	33751	14294	17817	1861	41309	160976	0	0	0	160976	1233013	57770	607978
2033	244716	0	0	244716	0	30589	12955	16148	1899	37442	145682	0	0	0	145682	1378695	47529	655507
2034	221813	0	0	221813	0	27727	11742	14637	1937	33937	131833	0	0	0	131833	1510529	39101	694608
2035	201045	0	0	201045	0	25131	10643	13267	1975	30760	119270	0	0	0	119270	1629798	32158	726766
SUB	2904585	0	0	2904585	0	363073	153761	191668	17662	444398	1734022	0	104224	0	1629798		726766	
REM	1778794	0	0	1778794	0	222349	94165	117379	32235	272141	1040524	0	0	2814	1037710		147510	
TOT	4683378	0	0	4683378	0	585422	247926	309047	49898	716538	2774546	0	104224	2814	2667508		874277	

==================== NET PRESENT VALUE (-M$-) ====================

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	2774545	1524390	1132641	947137	802108	637732	454196
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	104224	86375	77800	72790	68264	62256	53948
Abandonment Costs ..	2814	425	143	70	35	13	2
Future Net Revenue .	2667508	1437591	1054698	874277	733809	575464	400245

==================== COMPANY SHARE ====================

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			17.8	16.4	59.2	2.2	57.0

==================== PROFITABILITY ====================

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	219.1
Profit Index (undisc.)	24.9
(disc. @ 10.0%) .	12.0
(disc. @ 5.0%) .	16.6
First Payout (years)	2.5
Total Payout (years)	3.7
Cost of Finding ($/BOE)	1.95
NPV @ 10.0% ($/STB)	15.90
NPV @ 5.0% ($/STB)	26.14

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC
Beaver Creek East Area, Wind River Basin, Wyoming, USA
Tensleep

ECONOMIC PARAMETERS

Net Capital Exposure (Failure Case), M$	5,600
Geological Risk Factors	
Source Rock	100%
Reservoir Rock	72%
Trap/Seal	64%
Timing/Migration	100%
Chance of Discovery	46%
Development Risk Factors	
Economic Viability	100%
Market Access	100%
Production & Transportation Infrastructure	100%
Regulatory & Social Licence	100%
Corporate & External Approvals	95%
Reasonable Timetable for Development	95%
Chance of Development	90%
Chance of Commerciality (Chance of Discovery * Chance of Development)	42%

TOTAL VALUES

Discount Rate	undisc.	5%	10%	15%	20%
Unrisked Value, M$	1,456,596	803,054	498,638	334,826	237,355
Risked Value, M$	608,522	334,035	206,180	137,379	96,441
Minimum Chance of Commerciality Req'd	0%	1%	1%	2%	2%

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Tensleep



NPV MM$ 10% DCF
500
300
100
-100
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Chance of Commerciality (%)

FRONTIER ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

INDEX

Prospect Synopsis

Discussion

Property Description
Field History
Field Development
Geology
Prospective Resources
Productivity Estimates
Product Prices
Operating Environment
Capital Expenditures
Operating Costs
Economics and Risk

Attachments

Figure 1: Land and Well Map

Table 1: Schedule of Lands, Interests and Royalty Burdens

Figure 2: Geological Maps and Figures
- a) Sedimentary Basins of the Rocky Mountains
- b) Stratigraphy Column, Wind River Basin
- c) Elements of the Petroleum System
- d) Regional Geological Cross Section
- e) Stratigraphic Cross Section – Frontier Formation
- f) Regional Geological Cross Section – Jurassic and Cretaceous

Table 2: Summary of Gross Resources
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 3: Production History Graphs – Analog Reservoir
- a) Total Production Plot
- b) Normalized, Single Well Plot

Table 3: Summary of Anticipated Capital Expenditures
- a) Development
- b) Abandonment and Restoration

Table 4: Summary of Company Prospective Resources and Economics

<u>Economic Model</u>
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 4: Risk Analysis

FRONTIER ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

PROSPECT SYNOPSIS

This Summary contains the information required to be disclosed under NI 51-101, Sec. 5.9. More details regarding the prospects are presented in the Report Discussion, which follows.

1. (a) The Company owns a 100 percent working interest covering 16,386 acres of land on which an oil prospect has been identified, based on geological, well control and seismic.

   (b) The subject lands are located in the Wind River Basin, Wyoming, USA.

   (c) The expected product from a Frontier discovery is gas.

   (d) The predominant risk for these prospects relates to the existence of a geologic trap.

   (e) The economic and risk analysis, justifying undertaking this project is presented in the Discussion of the report and a summary of the "before and after risk" values for the Forecast Prices and Costs Case are presented below:

Company Net Value, Thousands of United States Dollars

	Before Risk	After Risk
Undiscounted	167,847	58,746
Discounted @ 5%/year	113,385	39,685
Discounted @ 10%/year	79,013	27,654
Discounted @ 15%/year	56,429	19,750
Discounted @ 20%/year	41,071	14,375

2. (a) This report was prepared by a "Qualified Reserves Evaluator and Auditor" who is independent of the Company.

   (b) This evaluation has been prepared in accordance with COGEH standards.

   (c) The Prospective Resources evaluated in this report are sub-classified as a "Lead" on the grounds that more data and evaluation are required prior to becoming a "Prospect".

   (d) (i) The applicable resource definitions are contained in the Introduction to this report.

Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects.

(ii) The effective date of the evaluation is September 30, 2021.

(iii) The significant positive and negative factors relevant to this estimate are as follows:

Positive Attributes

- the prospect is located on a major geological trend, containing many producing wells
- the prospect is located in an active oil and gas field with ample services and infrastructure
- the economic and risk analysis suggests a viable project

Negative Attributes

- numerous wells and significant capital expenditures are required to fully explore and develop the lands of interest

(iii.1) (A) The costs to drill, complete and tie-in have been estimated to be $3,000,000 per well plus $5,000,000 for a processing facility

(B) The initial drilling is expected to commence in early 2022. First commercial production is anticipated by 2023.

(C) This is a conceptual discovery and development.

FRONTIER ZONE – BEAVER CREEK EAST AREA
WIND RIVER BASIN, WYOMING, USA
DISCUSSION

Property Description

The Company owns a 100% working interest in 16,386 acres of Federal State and Fee leases in multiple sections within Mer 06, TWPs 0330N to 0340N, Rng 0950W in the Beaver Creek East area, which is situated in the south-central part of Wind River Basin, Wyoming, USA.

Several significant oil and gas producing fields are located in the immediate vicinity of the Company's land; such as Beaver Creek, Big Sand Draw, Sand Draw North, Alkali Butte, and Riverton Dome fields. This evaluation covers the exploration potential of these lands.

The Company lands are shown on the map, Figure 1. A detailed description of the lands, interests and royalty burdens is presented in Table 1.

Field History

The exploration lands are proximal to several producing fields including Beaver Creek to the west; Sand Draw to the north, Kirby Draw and Big Sand Draw to the south, and Alkali Butte to the east. Several productive intervals exist in these fields, including the Madison, Tensleep, Phosphoria, Cloverly, Frontier and Cody.

The Frontier reservoir, with additional contribution from the Dakota and Muddy intervals, at Riverton Dome field was used to establish an analog model for this evaluation.

A graph of historical production from this reservoir is shown in Figures 3a and 3b.

The producing gas intervals are at a depth of 8,000 to 10,000 feet and covers an area of approximately seven sections. Cumulative gas production reported from January 1978 to July 2019 is 71.06 Bscf from 25 wells. Estimates of previous production are not readily available from the Wyoming Oil and Gas Commission, but an estimate is provided by the Wyoming Geological Association (J.H Borgerding, author). Total cumulative gas production from the combined Frontier,

Dakota and Muddy zones, is estimated at 137.5 Bscf for Riverton Dome field. Based on this analog field, an average gas recovery of 5,500 MMSCF per well was determined.

A normalized single well plot was generated (Figure 3b), and the data was back-extrapolated to an initial estimated rate of 6,000 Mscf/d per well.

Field Development

It has been assumed that the Company lands would be developed under a similar well spacing as the analog reservoir at Riverton Dome.

Geology

Regional Geology – Wind River Basin is a hydrocarbon-rich basin in the Rocky Mountains region of Wyoming. The basin, as shown in Figure 2a, is a northwest-southeast trending structural depression that is nearly 200 miles long, 70 miles wide, and encompasses an area of 7,400 square miles in central Wyoming. The basin margins are bounded from the north, west, south, and east by a series of basement uplifts; namely Washakie, Owl Creek, Bighorn, Wind River, Granite Mountains, and Casper Arch respectively.

The present day structure of Wind River Basin developed during the Laramide orogeny, which is a period of crustal instability that started at the Cretaceous and ended in Eocene. Many structures in the basin, folded and faulted anticlines and synclines, are the result of compressional deformation and characterized by the Pre-Cambrian Basement thrust faults.

The first oil was discovered in Wyoming as a seep along the banks near the southwestern margin of the basin and the first commercial oil production was established in 1884 at Dallas oil field.

Tectonics and Stratigraphy – Up until the onset of Laramide orogeny, the entire region was part of a stable foreland shelf east of the Cordilleran fold and thrust belt and covered by shallow seas. The structural evolution of the Wind River Basin then started at the late Cretaceous by the Laramide horizontal compression, tectonically driven by the collision and subduction of the Farallon oceanic plate under North America cratonic plate. These compressional forces caused the foreland shelf to break-up and fragmented into the present tectonic framework of numerous smaller basins and arches. After the end of Laramide period and during the Miocene-Pliocene time, the east-west trending bounding arches were formed, followed by uplift during late Pliocene.

As shown in Figures 2b and 2d; the oldest stratigraphy in the region is the Pre-Cambrian basement of undifferentiated igneous and metamorphic rocks, unconformably overlain by Flathead, Gros Ventre and Gallatin Formations of the Cambrian age (from older to younger). Flathead is made up of sandstone, siltstone, shale and conglomerate, while the Gros Ventre is mainly composed of varicolored shale with interbeds of sandstone, limestone, and conglomerates. The Gallatin is mainly limestone with few shale interbeds. The Ordovician, Bighorn Dolomite is overlying the Cambrian, followed by the Madison Formation of the Mississippian, which is one of the most prolific producing reservoirs in the basin.

Madison Formation consists of dolomite and limestone, deposited in shallow marine environment, with some tidal and lagoonal influence. It is a heterogeneous unit that exhibits variable characteristics of cyclic carbonate deposition with a strong diagenetic overprint. The impact of the folding and faulting of the Laramide tectonic event produced favorable conditions that led to hydrocarbon entrapment in the Madison. The Amsden Formation and Tensleep of Pennsylvanian age are overlying the Madison, where the Amsden consists of interbeds of shale, limestone, sandstone interbeds.

Tensleep Formation is a sandstone unit that is considered to be one of the key reservoirs in the nearby fields within the basin. The Phosphoria Formation of the Permian overlies the Tensleep and it is an important stratigraphic unit as it encompasses both organic-rich shale, which is one of the main source rocks in the basin, and a reservoir unit that is proved to be a hydrocarbon producer in fields in the basin. The Triassic succession, Dinwoody, Chugwater, Nugget Formations, are made up of sandstone, limestone, shale interbeds. Then the Jurassic, section, Sundance and Morrison Formations, which are mainly siltstone, sandstone and limestone. Thick interval of Cretaceous is deposited and can be divided into two units: Lower and Upper Cretaceous. The main clastic reservoirs within the Lower Cretaceous unit that are known to produce hydrocarbon in the basin, are Cloverly (Dakota/Lakota), Muddy and Frontier Formations. While the Upper Cretaceous's key hydrocarbon-bearing reservoirs are Cody and Mesa-Verde Formations. Tertiary deposits of marine shales, sands and some volcanic conglomerate are overlying the Cretaceous.

Petroleum System - as illustrated in Figure 2c: the principal source rocks in the basin are the Phosphoria of the Permian and the Cretaceous Niobrara-Cody shales. The organic carbon (TOC) content of the Phosphoria ranges from 1.6 to 9%, while the Niobrara shale has TOC as much as 6% and Hydrogen Index (HI) of up to 530 mg HC/g.

The main stage of hydrocarbon generation took place during the Jurassic and Cretaceous time. Hydrocarbon migration occurred laterally via carrier beds to the adjacent reservoirs and vertically through the extensive faulting and fracture systems in the basin. Ladysmith lineament and other wrench fault lineaments are believed to be the plumbing system for oil migration into the traps.

The seal is provided by the shale and evaporite beds of the Park City, Amsden, Dinwoody, Chugwater, and Gypsum Spring, Mowry and Lower Cody Formations.

Trap formation is believed to occur during the Cretaceous, approximately contemporaneous with peak hydrocarbon generation. Most of the traps are generally structural, created by the Laramide orogeny and its related folding and faulting tectonics. There are also stratigraphical traps, created by the carbonates' facies variations.

The main recognized reservoirs in the basin are Tensleep sandstone (Pennsylvanian), Madison carbonates (Mississippian), Phosphoria (Permian), Frontier sandstone (Cretaceous), among other minor reservoirs such as Muddy, Cloverly, Upper Cody sandy member, and Mesa-verde.

Frontier Characteristics – As shown in Figure 2e; the Upper Cretaceous, Frontier Formation is made up of several packages of sandstone of marginal marine, near-shore and deltaic origin, alternating with marine shale beds and bentonites.

The Frontier Formation proved to be a significant producing reservoir, as evidenced by several producing fields in the basin, such as Big Sand Draw, Sand Draw North, Beaver Creek, Riverton Dome, and Alkali Butte fields which are located in the immediate vicinity of the Company's land. The Frontier Formation is overlain by the Cody shale and underlain by the Mowry shale, where both are considered proven source rocks in the basin. The Frontier's reservoir is sealed by these two formations as well as the intra-formational shale beds. Frontier reservoir is well-developed and has good characteristics with porosity ranges from 15 to 30%. The entire Frontier succession is about 20-350 meters thick but it thins towards the northern and western edges of the basin, while the net thickness of the sandstone packages ranges from 25 to 85 meters.

Lower Cretaceous Minor Reservoirs - There are several minor reservoirs in Wind River Basin that have contributed to production from several fields, however they were comingled with other major producing zones, such as the Frontier.

Muddy Formation is stratigraphically close to the Frontier Formation, only separated by the Mowry Shale, as shown in Figure 2b. It is a thin unit of about 5 meter thick and is made up of tight argillaceous sandstone, siltstone and mudstone of coastal plains, estuarine, lagoonal, and fluvial origin. As illustrated in Figure 2f; the Muddy Formation has a very limited lateral extent, where thickness ranges from 0 to 30 meters and fair to poor reservoir quality with 6-12% porosity and 0.74mD core permeability. The hydrocarbon production from the Muddy Formation is known to be comingled in numerous fields in the Wind River Basin, such as: Grieve, Riverton Dome and Alkali Butte, and in Muddy Oil field outside the basin, near Casper.

Cloverly (Dakota/Lakota) Formation represents the oldest Cretaceous stratigraphic unit in Wind River Basin, as illustrated in Figure 2b. It is a thin unit of about 5-15 meter thick and mainly consists of tight argillaceous sandstone, conglomerate and shale of continental, marginal marine and fluvial origin. As shown in Figure 2f; the Cloverly (Dakota/Lakota) Formation has a very limited lateral extent, where gross thickness is 30-40 meters and fair to poor reservoir quality with 8-15% porosity and 0.7-1.1mD core permeability. The hydrocarbon production from the Cloverly (Dakota/Lakota) Formation is known to be comingled in numerous fields in the Wind River Basin, such as: Riverton Dome, Riverton Dome East and Alkali Butte.

Prospective Resources

Prospective resources have been assigned to the Frontier zone based on analog analysis of the Frontier reservoir at Riverton Dome field.

Resource volumes and production forecasts are based on the average cumulative volume per well of 5,500 MMscf/well.

Prospective resources of 66.000, 44.000 and 137.500 Bscf were assigned to the Best, Low and High cases considering a range of discovery sizes of 12, 8 and 25 producers, respectively.

A summary of prospective resources is presented on Table 2.

Productivity Estimates

It is anticipated that the initial average well production rate would be 5,000, 4,000 and 6,000 Mscf/d in the Best, Low and High cases, respectively. A condensate/raw gas ratio of 5 Bbl/MMcf is included in the forecast and a 5% surface loss (gas) is applied.

The associated success case production forecasts are shown on Tables 2a, 2b and 2c for the Best, Low and High cases, respectively. The production history graph of the analog reservoir is presented in Figure 3.

Product Prices

A 2021 gas and condensate prices of $3.91/Mscf and $65.55/STB have been estimated for the Frontier reservoir, based on our experience in the area.

Operating Environment

The lands are situated in an active oil and gas field environment with infrastructure and services, available to support drilling and production operations.

Capital Expenditures

The cost to drill, complete, equip and tie-in a vertical Frontier producer is estimated at $3,000,000. Additionally, $5,000,000 is estimated for a processing facility.

The Frontier prospect is of secondary importance next to the Madison and Tensleep prospects, where the cost of 2 exploration wells were applied in our evaluation. As such, no exploratory capital costs were allocated to this particular prospect in our risk analysis.

Capital expenditures for this project are shown on Tables 2a, 2b and 2c and are summarized on Table 3a. Projected abandonment and restoration costs are shown on Table 3b.

Operating Costs

Operating costs of $2,500 per producing well plus $0.40/Mscf of gas have been estimated for the property based on our experience in this area.

Economics and Risk

The results of the economic analysis, before income tax are summarized in Table 4, and the before risk cash flows are presented in Tables 4a, 4b and 4c, for the best, low and high estimates, respectively. The before risk analysis for each case represents the results of an assumed successful

exploration program and development model having parameters which are considered to be reasonable based on the information available. This defines the 100% Chance of Success (COS) case.

A risk analysis has been performed to determine the feasibility of the Company participating in this project and to determine the after risk value before income tax, utilizing the "Expected Value" technique. In this procedure the Success Case, established by the arithmetic average of the best, low and high estimate results, is offset by the Failure Case (COS=0%).

The failure case (COS=0%) is defined by the net capital exposure or amount of expenditure made by the Company before deciding to stop further activity on the project. This might include one or more dry holes and any land, geological or geophysical expenses undertaken prior to drilling. The capital exposure of this project is set to zero, as the deeper Madison and Tensleep prospects have been burdened instead.

The Success Case and Failure Case represent the boundary conditions for the risk analysis. The after risk value is determined by applying the Chance of Commerciality (COC) to the equation: [Net present value of Success case at the designated DCF% times COC, less capital exposure times (1-COC)].

In establishing the Chance of Commerciality, consideration has been given to the Chance of Discovery, which involves geological factors and the Chance of Development, which involves other factors related to the likelihood of full development, once a discovery is made. The Chance of Commerciality is the product of the Chance of Discovery and the Chance of Development.

The Chance of Discovery, or geological factors, include the four main geological components of a petroleum system needed for commercial production: source rocks capable to generate enough economic volumes of hydrocarbons, presence of reservoir rocks of reasonable quality to accumulate hydrocarbons, a trapping mechanism with a good vertical and lateral seal to hold and retain hydrocarbons, and proper geological timing to coincide with the hydrocarbon generation, expulsion, reservoir presence, and traps formation, and for hydrocarbons to migrate into the trap.

The ranges of chance of success assigned to each of these geological factors can be qualitatively described so that COS 5% to 30% is unfavourable, COS 30% to 50% is questionable, COS 50% is neutral, COS 50% to 70% is encouraging and COS 70% to 95% is considered favourable. A neutral

assessment would apply in cases of lack of data or information. The product of all four of these factors results in the overall geological Chance of Discovery.

For this project; the results of estimating the overall geological chance of discovery rate for the Frontier Formation is 39%, as shown in Figure 4.

The source rock element was rated at 100% based on the existence of prolific source rocks that have generated hydrocarbons in large quantities, as seen in numerous producing fields in the basin. For the same reason; the rating of 100% was also given to the factor of geological timing and hydrocarbon migration, which is proved via carrier beds and faults (as shown in Figure 2d and 2e). Taking into consideration the Frontier reservoir presence, performance and extension across Wind River Basin; 60% rating was assigned to the reservoir rocks' factor. The rating for the geological trap and reservoir seal elements was estimated at 65% based on the regional settings and local geological elements in the area.

The Chance of Development risk factors include Economic Viability (production forecast, capital and operating costs and price forecast), Market Access, Production and Transportation Infrastructure (facilities and pipelines), Regulatory and Social License, Corporate and External Approvals and a Reasonable Timetable for Development (development plan). For this report, we have assigned a 95% chance of obtaining the necessary corporate and regulatory approvals. Additionally, a 95% chance of obtaining the required capital is considered.

We have estimated an overall 35% COC for this project. On that basis, the risked economics show this to be a viable project.

The graphical presentation of the risk analysis and the supporting data and results, before and after risk are shown on Figure 4.


ALKALI BUTTE
RIVERTON DOME
CAMPBELL RIDGE
002 S 004 E
002 S 005 E
002 S 006 E
034 N 094 W
034 N 096 W
034 N 095 W
ALKALI BUTTE
BEAVER CREEK
033 N 096 W
033 N 095 W
033 N 094 W
SAND DRAW NORTH
KIRBY DRAW
LEASEHOLD MAP
FREEMONT COUNTY, WYOMING
BIG SAND DRAW
032 N 096 W
032 N 095 W
032 N 094 W
SAND DRAW SOUTH
0 5,000
FEET

Company Lands

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

LAND AND WELL MAP

OCT. 2021 JOB No. 6766 FIGURE No. 1

Chapman *Petroleum Engineering Ltd.*

Table 1

Schedule of Lands, Interests and Royalty Burdens
October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Description	Rights Owned	Gross Acres	Appraised Interest Working %	Appraised Interest Royalty %	Royalty Burdens Basic %	Royalty Burdens Overriding	%
Twp 33N - Rng 95W - Mer 06							
Section 2, Lots: S2NW, SW, W2SE, SESE, 3, 4	[A]	440.25	100.0000	-	12.5000		-
Section: 3	[A]	641.57	100.0000	-	12.5000		-
Section: 4	[A]	642.95	100.0000	-	12.5000		-
Section: 5	[A]	644.00	100.0000	-	12.5000		-
Section: 6	[A]	653.33	100.0000	-	12.5000		-
Section: 7	[A]	648.64	100.0000	-	12.5000		-
Section: 8	[A]	640.00	100.0000	-	12.5000		-
Section: 9	[A]	640.00	100.0000	-	12.5000		-
Section: 10	[A]	640.00	100.0000	-	12.5000		-
Section: 11	[A]	640.00	100.0000	-	12.5000		-
Section: 12	[A]	640.00	100.0000	-	12.5000		-
Section: 13	[A]	640.00	100.0000	-	12.5000		-
Section: 14	[A]	640.00	100.0000	-	12.5000		-
Section: 18	[A]	646.56	100.0000	-	12.5000		-
Section 23, Lots: NWNE, W2, SE	[A]	520.00	100.0000	-	12.5000		-
Section: 26	[A]	640.00	100.0000	-	12.5000		-
Section: 31	[A]	641.24	100.0000	-	12.5000		-
Section: 32	[A]	640.00	100.0000	-	12.5000		-
Section 35, Lots: NE, E2SE	[A]	240.00	100.0000	-	12.5000		-
Twp 34N - Rng 95W - Mer 06							
Section 19, Lots: S2SE, 1-5	[A]	245.06	100.0000	-	12.5000		-
Section 20, Lots: SESE	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 21, Lots: 1-4	[A]	126.72	100.0000	-	12.5000		-
Section 21, Lots: SWSW	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 22, Lots: S2SE, 1, 2	[A]	147.08	100.0000	-	12.5000		-
Section 23, Lots: 3, 4	[A]	68.42	100.0000	-	12.5000		-
Section 25, Lots: SW	[A]	160.00	100.0000	-	12.5000		-
Section 27	[A]	640.00	100.0000	-	12.5000		-
Section 28, Lots: NE, S2	[A]	480.00	100.0000	-	12.5000		-
Section 28, Lots: NW	[A]	160.00	100.0000	-	12.5000	[1]	2.5000
Section 29, Lots: E2NE	[A]	80.00	100.0000	-	12.5000	[1]	2.5000
Section 30, Lots: E2, Lots 1-4	[A]	480.68	100.0000	-	12.5000		-
Section 31, Lots: E2	[A]	320.00	100.0000	-	12.5000		-
Section 32	[A]	640.00	100.0000	-	12.5000		-
Section 33	[A]	640.00	100.0000	-	12.5000		-
Section 34	[A]	640.00	100.0000	-	12.5000		-
	Total	**16,386.50**					

General Notes : [1] Net overriding royalty payable to Hawkwood Energy Operating, LLC

Rights Owned : [A] All P&NG.



Williston Basin
Bull Mountains Basin
Crazy Mountains Basin
Reed Point syncline
Nye-Bowler lineament
Pryor uplift
Beartooth uplift
Miles City arch
NORTH DAKOTA
SOUTH DAKOTA
MONTANA
WYOMING
Powder River Basin
Black Hills uplift
Yellowstone-Absaroka volcanic field
Bighorn Basin
Bighorn uplift
Snake River Plain
Teton uplift
Washakie uplift
Owl Creek uplift
Wind River Basin
Wind River uplift
Casper arch
Granite Mountains uplift
Shirley Basin
Hanna Basin
Rawlins uplift
Laramie Basin
Laramie uplift
Hartville uplift
SOUTH DAKOTA
NEBRASKA
IDAHO
UTAH
Greater Green River Basin
Sierra Madre uplift
WYOMING NEBRASKA
COLORADO
Uinta uplift
Uinta Basin
Axial Basin uplift
Douglas Creek arch
Piceance Basin
White River uplift
Park Range uplift
North and Middle Park Basins
Front Range uplift
Denver Basin
South Park Basin
San Rafael Swell
Paradox Basin
Uncompahgre uplift
San Juan volcanic field
Rio Grande Rift
Sangre de Cristo uplift
Raton Basin
Apishapa arch
Las Animas arch
KANSAS
COLORADO
NEW MEXICO
San Juan Basin
Nacimiento uplift
Zuni uplift
Las Vegas Basin
OKLAHOMA
TEXAS
Sevier thrust belt
Sevier thrust belt
EXPLANATION
Laramide sedimentary and structural basins
Undifferentiated deposits
Sevier fold and thrust faulted terrane
Neogene rift deposits
Tertiary volcanics
Approximate eastern limit of Sevier thrust belt
0 50 100 MILES
0 50 100 KILOMETERS
112° 110° 108° 106° 104° 102°
46° 44° 42° 40° 38° 36°

Source: Finn, T.M. USGS Scientific Investigations Map 3427, 2019, p.2

BASIN OF INTEREST

FOOTHILLS EXPLORATION, LLC

ROCKY MOUNTAINS REGION

U.S.A.

SEDIMENTARY BASINS

OCT. 2021 | JOB No. 6766 | FIGURE No. 2a

Chapman Petroleum Engineering Ltd.


System
Series
Western Wind River Basin
Southern and central Wind River Basin
Eastern Wind River Basin
TERTIARY (part)
EOCENE (part)
Wind River and Indian Meadows Formations
PALEOCENE
Fort Union Formation
Shotgun Member
Waltman Shale Member
Lower member
CRETACEOUS
UPPER
Lance Formation
Meeteetse Formation
Meeteetse Formation and Lewis Shale undivided
Mesaverde Formation
Teapot Sandstone Mbr.
Teapot Sandstone Member
Unnamed middle member
Parkman Sandstone Member
Wallace Creek Tongue of Cody Shale
Fales Sandstone Member
lower part
Cody Shale
Upper sandy member
Lower shaly member
Frontier Formation
ZONE OF INTEREST
Mowry Shale
LOWER
Muddy Sandstone
Thermopolis Shale
Cloverly Formation
JURASSIC/ TRIASSIC
Jurassic and Triassic rocks undifferentiated
Jurassic rocks
Triassic rocks (part)
PERMIAN
Phosphoria/Park City/ Goose Egg Formation
PENNSYLVANIAN (part)
Tensleep Sandstone
Hiatus


Western Wind River Basin
Eastern Wind River Basin
Southern and central Wind River Basin

Source: Johnson, R. C. et al, The Cretaceous-Lower Tertiary Composite Total Petroleum System, Wind River Basin, Wyoming, 2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

STRATIGRAPHIC COLUMN

OCT. 2021 JOB No. 6766 FIGURE No. 2b

Chapman Petroleum Engineering Ltd.



125
100
75
50
25
0
Geologic Time Scale (Ma)
Petroleum System Events
MESOZOIC (part)
CENOZOIC
Cretaceous
Paleogene
Neogene
Early
Late
Paleocene
Eocene
Oligiocene
Mioc.
Pliocene
Kcv
Kt
Kf
Kc
Kmv
Kl
Tfu
Tw
undiff.
undiff.
Kmr
Kmd
Kme
Laramide orogeny
BCGA
59 ma
gas generation from cracking of oil
68 ma
oil generation from type II kerogen
80 ma
gas generation from type III kerogen
Rock unit
Source rock
Reservoir rock
Seal rock
Overburden rock
Trap formation
Generation-migration-accumulation
Preservation
Comments
Critical moment

BCGA: basin-centered gas accumulation

Source: Johnson, R. C. et al, The Cretaceous-Lower Tertiary Composite Total Petroleum System, Wind River Basin, Wyoming, 2007, p.35

FOOTHILLS EXPLORATION, LLC		
WIND RIVER BASIN FREMONT COUNTY, WYOMING, U.S.A. **ELEMENTS OF CRETACEOUS-LOWER TERTIARY PETROLEUM SYSTEM**		
OCT. 2021	JOB No. 6766	FIGURE No. 2c

Chapman Petroleum Engineering Ltd.



R4E
R5E
R6E
R94W
R93W
T1S
T2S
T34N
T33N
T35N
T34N
T33N
A
A'



A
SOUTHWEST
BEAVER CREEK FIELD
ALKALI BUTTE FIELD
A'
NORTHEAST
10,000
5,000
Sea Level
-5,000
-10,000
-15,000
Feet

Source: Johnson, J.F. and Sutherland, W.M., WSGS Map Series 87, 2009

Legend

Qal – Quaternary Alluvial deposits
Twdr – White River Formation
Tfu – Fort Union Formation
Kmv – Mesaverde Formation
Kc – Cody Shale
Kf – Fronier Formation
Krt – Mowry Shale
KJ – Cloverly and Morrison formations undivided
JTR – Sundance and Gypsum Spring formations and Nugget Sandstone undivided
TRcd – Chugwater Group undivided
Pp – Phosphoria and Park City formations undivided
IPMta – Tensleep Sandstone and Amsden Formation undivided
MDO – Madison Limstone, Darby Formation, and Bighorn Dolomite undivided
Ꞓu – Cambrian rocks undifferentiated
pꞒ – Precambrian rocks undifferentiated

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
GEOLOGICAL MAP
AND CROSS SECTION

OCT. 2021 JOB No. 6766 FIGURE No. 2d



Northwest
Southeast
Snydar Oil Corporation Soco Tribal 46 SW NE Sec. 24, T. 1 S., R. 4 E. API 4901321793
Arco Oil and Gas Corporation Tribal 34 NE NE sec. 36, T. 1 S., R. 4 E. API 4901321107
Devon Energy Production Company Beaver Creek Unit 196 SW SW Sec. 22, T. 34 N., R. 96 W. API 4901322094
Amoco Production Company Unit 128 NW NE sec. 35, T. 34 N., R. 96 W. API 4901321039
Snyder Oil Corporation Beaver Creek Unit 158 SE NE sec. 11, T. 33 N., R. 96 W. API 4901321880
Amoco Production Company BCU C48239 100 NW SW sec.13, T. 33 N., R. 96 W. API 4901320272
Occidental Petroleum Bobcat Unit 1 NE SW sec. 18, T. 33 N., R. 95 W. API 4901320348
Farmers Union Exchange Gallivan 2 NW SE sec. 20, T. 33 N., R. 95 W. API 4901305586
Nance Petroleum Corporation Federal 4-28H NE NW sec. 28, T. 33 N., R. 95 W. API 4901321719
Brower Oil and Gas, Inc. Federal 3-34 NW SE sec. 34, T. 33 N., R. 95 W. API 4901321839
Cody Shale (part)
DATUM
Wall Creek Ss. Mbr.
Emigrant Gap Mbr.
Frontier Fm.
Belle Fourche Mbr.
Mowry Shale (part)
15 Miles
Depositional Environments
Continental deposits; includes fluvial and tidal sandstones, mudrock, carbonaceous shale, and coal.
Shoreface/deltaic deposits; predominantly sandstone. May contain lower shoreface mudrock or offshore marine shale locally.
Marine deposits; predominantly shale. May contain some shoreface sandstone locally.
Marine deposits; predominantly calcareous shale. May contain some shoreface sandstone locally.
Marker horizon
VERTICAL SCALE
100
ft
0
Abbreviations: Fm., Formation; Mbr., Member; Ss., sandstone; G, Gamma ray; C, conductivity; R, Resistivity
Wind River Indian Reservation
Wind River Basin Province
Riverton
line of cross section

Source: Johnson, R. C. et al, The Cretaceous-Lower Tertiary Composite Total Petroleum System, Wind River Basin, Wyoming, 2007, p.9

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
FRONTIER FORMATION
STRATIGRAPHIC CROSS SECTION
DATUM: CODY SHALE
LOWER SHALEY MBR "CHALK KICK"

OCT. 2021 **JOB No. 6766** **FIGURE No. 2e**

Chapman *Petroleum Engineering Ltd.*



Northwest
Southeast
Shotgun Butte
Alkali Butte
Castle Gardens
Coalbank Hills
Rattlesnake Hills
Lance Formation (part)
Meeteetse Formation
Lewis Shale
Teapot Sandstone Member
Unnamed middle member
Parkman Sandstone Member
Mesaverde Formation
Unnamed middle member
Fales Sandstone Member
Wallace Creek Tongue
Conant Creek tongue
Basal sandstone member
Alkali Butte member
upper sandy member
"Sussex sands"
Cody Shale
"Shannon sands"
upper sandy member
Cody Shale
lower shaly member
lower shaly member
Frontier Formation
Frontier Formation
Clay Spur Bentonite Bed
Muddy Sandstone
Mowry Shale
Mowry Shale
Muddy Sandstone
Thermopolis Shale
Cloverly Formation
Upper Cretaceous
Lower Cretaceous
Jurassic

Source: Finn, T.M., Subsurface stratigraphic cross sections of Cretaceous and lower Tertiary rocks in the Wind River Basin, 2007, p.7

- Predominantly fluvial sandstone
- Continental, sandstone, siltstone, shale, and coal
- Thin-bedded nonmarine sandstone, siltstone, shale, carbonaceous shale and coal deposited in poorly drained coastal environments
- Sandstone, siltstone, shale, carbonaceous shale, and coal deposited in coastal plain, alluvial plain, coastal swamp, and lagoonal environments
- Estuarine and fluvial sandstone
- Marine, marginal marine, or coastal sandstone or siltstone
- Nonsiliceous shale, calcareous shale, sandy shale, or silty shale of offshore or prodelta origin
- Siliceous marine shale in the upper part of the Mowry Shale
- Laterally persistant zone within the Cody Shale showing higher gamma-ray intensity
- Undifferentiated

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

JURASSIC AND CRETACEOUS REGIONAL CROSS SECTION

OCT. 2021 JOB No. 6766 FIGURE No. 2f

Table 2

Summary of Gross Resources
Sept 1, 2019

Foothills Exploration, LLC
Frontier, Dakota, Muddy Zones

Description		Predicted Initial Rate Mscf/d/well	Prospective Resources Raw Gas (MMscf)	Sales Gas (MMscf)	NGLs (MBbls)	Reference
Prospective Resources						
Best Estimate						
Development Program	Frontier, Dakota, Muddy zones	5,000	66,000	62,700	330	2a
	Total Best Estimate	(12 producers)	**66,000**	**62,700**	**330**	
Low Estimate						
Development Program	Frontier, Dakota, Muddy zones	4,000	44,000	41,800	220	2b
	Total Low Estimate	(8 producers)	**44,000**	**41,800**	**220**	
High Estimate						
Development Program	Frontier, Dakota, Muddy zones	6,000	137,500	130,625	688	2c
	Total High Estimate	(25 producers)	**137,500**	**130,625**	**688**	

Table 2a

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Frontier, Dakota, Muddy Zones - Best Estimate

Single Well Production Profile					Notional Development Program								Total Raw Gas Production		Capital Expenditures - $M				
Year	MCF/d	Days On	MMCF/yr	Well Count	2	3	3	3	1				MCF/yr.	MCF/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	5,000	1,000		6,000
2023	4319	350	1,511,559	2	3,023,119	0	0	0	0	0	0	0	3,023,119	8,637	0	7,500	1,500	5,000	14,000
2024	3142	350	1,099,654	5	2,199,309	4,534,678	0	0	0	0	0	0	6,733,987	19,240	0	7,500	1,500	0	9,000
2025	2286	350	799,995	8	1,599,989	3,298,963	4,534,678	0	0	0	0	0	9,433,631	26,953	0	7,500	1,500	0	9,000
2026	1663	350	581,993	11	1,163,987	2,399,984	3,298,963	4,534,678	0	0	0	0	11,397,612	32,565	0	2,500	500	0	3,000
2027	1210	350	423,398	12	846,796	1,745,980	2,399,984	3,298,963	1,511,559	0	0	0	9,803,283	28,009	0	0	0	0	0
2028	880	350	308,021	12	616,041	1,270,195	1,745,980	2,399,984	1,099,654	0	0	0	7,131,855	20,377	0	0	0	0	0
2029	640	350	224,084	12	448,168	924,062	1,270,195	1,745,980	799,995	0	0	0	5,188,400	14,824	0	0	0	0	0
2030	466	350	163,020	12	326,041	672,252	924,062	1,270,195	581,993	0	0	0	3,774,543	10,784	0	0	0	0	0
2031	339	350	118,597	12	237,193	489,061	672,252	924,062	423,398	0	0	0	2,745,967	7,846	0	0	0	0	0
2032	247	350	86,279	12	172,557	355,790	489,061	672,252	308,021	0	0	0	1,997,682	5,708	0	0	0	0	0
2033	179	350	62,767	12	125,535	258,836	355,790	489,061	224,084	0	0	0	1,453,306	4,152	0	0	0	0	0
2034	130	350	45,663	12	91,326	188,302	258,836	355,790	163,020	0	0	0	1,057,275	3,021	0	0	0	0	0
2035	95	350	33,220	12	66,440	136,989	188,302	258,836	118,597	0	0	0	769,164	2,198	0	0	0	0	0
2036	69	350	24,167	12	48,335	99,659	136,989	188,302	86,279	0	0	0	559,564	1,599	0	0	0	0	0
2037	50	350	17,582	12	35,163	72,502	99,659	136,989	62,767	0	0	0	407,081	1,163	0	0	0	0	0
2038		350	0	10	0	52,745	72,502	99,659	45,663	0	0	0	270,569	773	0	0	0	0	0
2039		350	0	7	0	0	52,745	72,502	33,220	0	0	0	158,466	453	0	0	0	0	0
2040		350	0	4	0	0	0	52,745	24,167	0	0	0	76,912	220	0	0	0	0	0
2041		350	0	1	0	0	0	0	17,582	0	0	0	17,582	50	0	0	0	0	0
2042		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2043		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0					
2048		350			0	0	0	0	0	0	0	0	0	0					
2049		350			0	0	0	0	0	0	0	0	0	0					
2050		350			0	0	0	0	0	0	0	0	0	0					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			5,500,000		11,000,000	16,500,000	16,500,000	16,500,000	5,500,000	0	0	0	66,000,000		0	30,000	6,000	4,000	41,000
														Cost/well =		2500	500		

Final Decline % = 27.3%

Months. 12

Initial rate 5000 Mcf/d

2022	2	2
2023	3	3
2024	3	3
2025	3	3
2026	1	1
2027	0	0
2028	0	0
2029	0	0
2030		

Table 2b

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Frontier, Dakota, Muddy Zones - Low Estimate

	Single Well Production Profile				Notional Development Program								Total Raw Gas Production		Capital Expenditures - $M				
Year	MCF/d	Days On	MMCF/yr	Well Count	2	4	2						MCF/yr.	MCF/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	5,000	1,000		6,000
2023	3553	350	1,243,407	2	2,486,814	0	0	0	0	0	0	0	2,486,814	7,105	0	10,000	2,000	5,000	17,000
2024	2758	350	965,252	6	1,930,504	4,973,629	0	0	0	0	0	0	6,904,132	19,726	0	5,000	1,000	0	6,000
2025	2141	350	749,321	8	1,498,642	3,861,008	2,486,814	0	0	0	0	0	7,846,464	22,418	0	0	0	0	0
2026	1662	350	581,695	8	1,163,390	2,997,285	1,930,504	0	0	0	0	0	6,091,178	17,403	0	0	0	0	0
2027	1290	350	451,567	8	903,135	2,326,780	1,498,642	0	0	0	0	0	4,728,557	13,510	0	0	0	0	0
2028	1002	350	350,550	8	701,100	1,806,270	1,163,390	0	0	0	0	0	3,670,760	10,488	0	0	0	0	0
2029	778	350	272,131	8	544,261	1,402,200	903,135	0	0	0	0	0	2,849,596	8,142	0	0	0	0	0
2030	604	350	211,254	8	422,508	1,088,522	701,100	0	0	0	0	0	2,212,130	6,320	0	0	0	0	0
2031	469	350	163,995	8	327,991	845,015	544,261	0	0	0	0	0	1,717,267	4,906	0	0	0	0	0
2032	364	350	127,309	8	254,618	655,982	422,508	0	0	0	0	0	1,333,108	3,809	0	0	0	0	0
2033	282	350	98,829	8	197,659	509,236	327,991	0	0	0	0	0	1,034,886	2,957	0	0	0	0	0
2034	219	350	76,721	8	153,442	395,318	254,618	0	0	0	0	0	803,378	2,295	0	0	0	0	0
2035	170	350	59,558	8	119,116	306,884	197,659	0	0	0	0	0	623,659	1,782	0	0	0	0	0
2036	132	350	46,235	8	92,469	238,233	153,442	0	0	0	0	0	484,144	1,383	0	0	0	0	0
2037	103	350	35,892	8	71,784	184,939	119,116	0	0	0	0	0	375,839	1,074	0	0	0	0	0
2038	80	350	27,863	8	55,725	143,567	92,469	0	0	0	0	0	291,762	834	0	0	0	0	0
2039	62	350	21,630	8	43,259	111,451	71,784	0	0	0	0	0	226,494	647	0	0	0	0	0
2040	48	350	16,791	8	33,582	86,519	55,725	0	0	0	0	0	175,826	502	0	0	0	0	0
2041		350	0	6	0	67,164	43,259	0	0	0	0	0	110,424	315	0	0	0	0	0
2042		350	0	2	0	0	33,582	0	0	0	0	0	33,582	96	0	0	0	0	0
2043		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0					
2048		350			0	0	0	0	0	0	0	0	0	0					
2049		350			0	0	0	0	0	0	0	0	0	0					
2050		350			0	0	0	0	0	0	0	0	0	0					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			5,500,000		11,000,000	22,000,000	11,000,000	0	0	0	0	0	44,000,000		0	20,000	4,000	2,000	29,000
														Cost/well -		2500	500		

Final Decline % = 22.4%

Months 12

Initial rate 4000 Mcf/d

2022	2	2
2023	4	4
2024	2	2
2025	0	0
2026	0	0
2027	0	0
2028	0	0
2029	0	0
2030		

Risked capital is is considered to be fully carried by the Madison and Tensleep prospects.

Table 2c

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Frontier, Dakota, Muddy Zones - High Estimate

	Single Well Production Profile				Notional Development Program								Total Raw Gas Production	
Year	MCF/d	Days On	MMCF/yr	Well Count	2	3	3	3	3	3	3	5	MCF/yr.	MCF/d
2022														
2023	5044	350	1,765,284	2	3,530,568	0	0	0	0	0	0	0	3,530,568	10,087
2024	3436	350	1,202,552	5	2,405,105	5,295,853	0	0	0	0	0	0	7,700,957	22,003
2025	2341	350	819,206	8	1,638,413	3,607,657	5,295,853	0	0	0	0	0	10,541,922	30,120
2026	1594	350	558,062	11	1,116,124	2,457,619	3,607,657	5,295,853	0	0	0	0	12,477,253	35,649
2027	1086	350	380,165	14	760,330	1,674,187	2,457,619	3,607,657	5,295,853	0	0	0	13,795,645	39,416
2028	740	350	258,977	17	517,954	1,140,495	1,674,187	2,457,619	3,607,657	5,295,853	0	0	14,693,764	41,982
2029	504	350	176,421	20	352,842	776,931	1,140,495	1,674,187	2,457,619	3,607,657	5,295,853	0	15,305,583	43,730
2030	343	350	120,182	25	240,364	529,263	776,931	1,140,495	1,674,187	2,457,619	3,607,657	8,826,421	19,252,937	55,008
2031	234	350	81,871	25	163,742	360,546	529,263	776,931	1,140,495	1,674,187	2,457,619	6,012,761	13,115,544	37,473
2032	159	350	55,772	25	111,545	245,613	360,546	529,263	776,931	1,140,495	1,674,187	4,096,032	8,934,611	25,527
2033	109	350	37,993	25	75,987	167,317	245,613	360,546	529,263	776,931	1,140,495	2,790,311	6,086,463	17,390
2034	74	350	25,882	25	51,764	113,980	167,317	245,613	360,546	529,263	776,931	1,900,824	4,146,239	11,846
2035	50	350	17,631	25	35,263	77,646	113,980	167,317	245,613	360,546	529,263	1,294,885	2,824,513	8,070
2036		350	0	23	0	52,894	77,646	113,980	167,317	245,613	360,546	882,106	1,900,102	5,429
2037		350	0	20	0	0	52,894	77,646	113,980	167,317	245,613	600,911	1,258,360	3,595
2038		350	0	17	0	0	0	52,894	77,646	113,980	167,317	409,354	821,191	2,346
2039		350	0	14	0	0	0	0	52,894	77,646	113,980	278,862	523,382	1,495
2040		350	0	11	0	0	0	0	0	52,894	77,646	189,967	320,507	916
2041		350	0	8	0	0	0	0	0	0	52,894	129,410	182,304	521
2042		350	0	5	0	0	0	0	0	0	0	88,157	88,157	252
2043		350	0		0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0
2048		350			0	0	0	0	0	0	0	0	0	0
2049		350			0	0	0	0	0	0	0	0	0	0
2050		350			0	0	0	0	0	0	0	0	0	0
2051		350			0	0	0	0	0	0	0	0	0	0
2052		350											0	0
Total			5,500,000		11,000,000	16,500,000	16,500,000	16,500,000	16,500,000	16,500,000	16,500,000	27,500,000	137,500,000	

	Capital Expenditures - $M				
Year	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022	0	5,000	1,000		6,000
2023	0	7,500	1,500	5,000	14,000
2024	0	7,500	1,500	0	9,000
2025	0	7,500	1,500	0	9,000
2026	0	7,500	1,500	0	9,000
2027	0	7,500	1,500	0	9,000
2028	0	7,500	1,500	0	9,000
2029	0	12,500	2,500	0	15,000
2030	0	0	0	0	0
2031	0	0	0	0	0
2032	0	0	0	0	0
2033	0	0	0	0	0
2034	0	0	0	0	0
2035	0	0	0	0	0
2036	0	0	0	0	0
2037	0	0	0	0	0
2038	0	0	0	0	0
2039	0	0	0	0	0
2040	0	0	0	0	0
2041	0	0	0	0	0
2042	0	0	0	0	0
2043	0	0	0	0	0
2044	0	0	0	0	0
2045	0	0	0	0	0
2046	0	0	0	0	0
Total	0	62,500	12,500	5,000	80,000
Cost/well =		2500	500		

Final Decline % = 31.9%
Months 12
Initial rate 6000 Mcf/d

2022	2	2
2023	3	3
2024	3	3
2025	3	3
2026	3	3
2027	3	3
2028	3	3
2029	5	5
2030		

Chapman Petroleum Engineering Ltd.

Riverton Dome Frontier-Dakota-Muddy Zones: Full Life


Rate Versus Cumulative Prod Production History
Prod Rate
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
WGR
450
400
350
300
250
200
150
100
50
0
30,000,000
60,000,000
90,000,000
120,000,000
Cum Gas, Mcf
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
WGR (bbl/MMcf)


Log Rate Versus Time Production History
Prod Rate, Well Count
100,000
10,000
1,000
100
WGR, CGR
1,000
100
10
1
Jan-60
Jan-70
Jan-80
Jan-90
Jan-00
Jan-10
Jan-20
Year
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
Prod Wells x 10
CGR bbl/MMcf
WGR (bbl/MMcf)

Figure: 3a

Detailed production data only exists from 1978 on. Other sources were used to determine prior produced volumes.

Riverton Dome Frontier-Dakota-Muddy Normalized Single Well
Log Rate Versus Time Production History



10,000
1,000
100
10
Prod Rate, Well Count
1,000
100
10
1
WGR, CGR
Jan-60
Jan-70
Jan-80
Jan-90
Jan-00
Jan-10
Jan-20
Year
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
Prod Wells x 10
CGR bbl/MMcf
WGR (bbl/MMcf)

Figure: 3b

Estimated initial production rate per well is 6,000 MMscf/d

Chapman Petroleum Engineering Ltd.

Table 3a

Summary of Anticipated Capital Expenditures

Development

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Frontier, Dakota, Muddy Zones

Description	Dates	Operation	Capital Interest %	Gross Capital M$	Net Capital M$
Prospective Resources, Best Estimate					
Frontier, Dakota, Muddy zones	2022-2026	Development Program	100.0000	41,000	41,000
		Total Best Estimate		**41,000**	**41,000**
Prospective Resources, Low Estimate					
Frontier, Dakota, Muddy zones	2022-2024	Development Program	100.0000	29,000	29,000
		Total Low Estimate		**29,000**	**29,000**
Prospective Resources, High Estimate					
Frontier, Dakota, Muddy zones	2022-2029	Development Program	100.0000	80,000	80,000
		Total High Estimate		**80,000**	**80,000**

Note: **M$ means thousands of dollars.**
The above capital values are expressed in terms of current dollar values without escalation
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purposes

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Frontier, Dakota, Muddy Zones

Description	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Development Program, Best Estimate	Total Frontier, Dakota, Muddy Zones	100.0000	600	600
	Total Abandonment and Restoration Best Estimate		**600**	**600**
Development Program, Low Estimate	Total Frontier, Dakota, Muddy Zones	100.0000	400	400
	Total Abandonment and Restoration Low Estimate		**400**	**400**
Development Program, High Estimate	Total Frontier, Dakota, Muddy Zones	100.0000	1,250	1,250
	Total Abandonment and Restoration High Estimate		**1,250**	**1,250**

The above capital values are expressed in terms of current dollar values without escalation.

Forecast Prices & Costs

Table 4
Summary of Company Prospective Resources and Economics
Before Income Tax

October 1, 2021
(as of September 30, 2021)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Frontier, Dakota, Muddy Zones

	Net To Appraised Interest										
	Resources						Cumulative Cash Flow - M$USD				
	Oil MSTB		Conventional Natural Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
BEFORE RISK											
Best Estimate											
Development Program (Frontier, Dakota, Muddy Zones)	0	0	62,700	56,665	330	198	131,409	92,313	66,461	48,761	36,284
Low Estimate											
Development Program (Frontier, Dakota, Muddy Zones)	0	0	41,800	37,853	220	132	85,859	59,769	42,688	31,029	22,795
High Estimate											
Development Program (Frontier, Dakota, Muddy Zones)	0	0	130,625	117,899	688	413	286,273	188,074	127,889	89,497	64,135
Arithmetic Average											
Development Program (Frontier, Dakota, Muddy Zones)	**0**	**0**	**78,375**	**70,806**	**413**	**248**	**167,847**	**113,385**	**79,013**	**56,429**	**41,071**
AFTER RISK											
Arithmetic Average After Risk											
Development Program (Frontier, Dakota, Muddy Zones)	**0**	**0**	**27,431**	**24,782**	**144**	**87**	**58,746**	**39,685**	**27,654**	**19,750**	**14,375**

M$USD means thousands of United States dollars.

Gross resources are the total of the Company's working interest share before deduction of royalties owned by others.

Net resources are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Table 4a

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Best Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:12
FILE: GfdmPB1.DAX

WELL/LOCATION - Development Program (Frontier, Dakota, Muddy Zones)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR = 100.0000 %
TOTAL RESERVES = 66000 MMCF
PRODUCTION TO DATE = N/A
DECLINE INDICATOR = EXPONENTIAL
TOTAL CAPITAL COSTS = 43291 -M$-
TOTAL ABANDONMENT = 857 -M$- (2039)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

	Sales Gas MMCF						Condensate BBL	
			Pool		Company Share			Co.
Year	# of Wells	Price $/MCF	MMCF/D	Vol	Gross	Net	Price $/BBL	Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	8.2	2872	2872	2587	61.74	15115
2024	5	3.62	18.3	6397	6397	5748	63.01	33670
2025	8	3.68	25.6	8962	8962	8048	64.38	47168
2026	11	3.73	30.9	10828	10828	9719	65.79	56989
2027	12	3.79	26.6	9313	9313	8368	67.21	49016
2028	12	3.86	19.4	6775	6775	6102	68.67	35660
2029	12	3.92	14.3	5003	5003	4519	70.16	26333
2030	12	3.98	10.4	3626	3626	3288	71.67	19083
2031	12	4.05	7.5	2627	2627	2394	73.22	13829
2032	12	4.12	5.4	1904	1904	1746	74.80	10022
2033	12	4.18	3.9	1380	1380	1275	76.41	7262
2034	12	4.25	2.9	1000	1000	933	78.05	5263
2035	12	4.32	2.1	725	725	684	79.72	3814
SUB				61412	61412	55411		323222
REM				1288	1288	1254		6778
TOT				62700	62700	56665		330000

COMPANY SHARE FUTURE NET REVENUE

	Company Share Future Revenue (FR)				Royalties		Wellhead Taxes		Oper Costs			Proc&			Future Net Revenue Undiscounted		Future Net Revenue 10.0%	
Year	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	State -M$-	Other -M$-	Sev -M$-	Ad-val -M$-	Fixed -M$-	Variabl -M$-	FR After Roy&Oper -M$-	Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Annual -M$-	Cum -M$-	Annual -M$-	Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	10224	933	11157	0	1108	497	619	60	1258	7616	0	14566	0	-6950	-13070	-5881	-11578
2024	0	23158	2122	25280	0	2566	1145	1427	153	2858	17130	0	9551	0	7579	-5491	5831	-5747
2025	0	32980	3037	36016	0	3671	1637	2040	249	4084	24335	0	9742	0	14593	9102	10206	4458
2026	0	40388	3749	44137	0	4521	2013	2510	349	5034	29711	0	3312	0	26399	35501	16783	21242
2027	0	35296	3294	38591	0	3918	1748	2179	389	4416	25941	0	0	0	25941	61442	14993	36235
2028	0	26153	2449	28602	0	2842	1274	1588	397	3277	19223	0	0	0	19223	80665	10100	46335
2029	0	19613	1848	21460	0	2077	936	1167	404	2468	14408	0	0	0	14408	95073	6882	53217
2030	0	14430	1368	15798	0	1472	669	834	413	1824	10586	0	0	0	10586	105659	4597	57814
2031	0	10641	1013	11654	0	1034	474	591	421	1349	7785	0	0	0	7785	113444	3073	60887
2032	0	7845	750	8594	0	714	331	413	429	997	5710	0	0	0	5710	119153	2049	62937
2033	0	5768	555	6323	0	480	226	282	438	737	4161	0	0	0	4161	123314	1358	64294
2034	0	4250	411	4661	0	312	150	186	447	545	3022	0	0	0	3022	126336	896	65190
2035	0	3130	304	3434	0	191	94	117	455	403	2174	0	0	0	2174	128510	586	65776
SUB	0	233876	21831	255707	0	24905	11194	13954	4603	29250	171801	0	43291	0	128510		65776	
REM	0	5778	562	6340	0	166	85	106	1483	744	3756	0	0	857	2899		685	
TOT	0	239653	22393	262046	0	25071	11279	14060	6086	29994	175557	0	43291	857	131409		66461	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	175557	131035	111649	100907	91571	79717	64327
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	43291	38362	35828	34288	32855	30884	28009
Abandonment Costs ..	857	360	219	158	115	72	34
Future Net Revenue .	131409	92313	75602	66461	58602	48761	36284

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			13.9	13.8	67.0	16.5	50.1

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	78.4
Profit Index (undisc.)	3.0
(disc. @ 10.0%) .	1.9
(disc. @ 5.0%) .	2.4
First Payout (years)	3.6
Total Payout (years)	4.0
Cost of Finding ($/BOE)	6.69
NPV @ 10.0% ($/MCF)	1.06
NPV @ 5.0% ($/MCF)	1.47

Table 4b

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Low Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:15
FILE: GfdmPL1.DAX

WELL/LOCATION - Development Program (Frontier, Dakota, Muddy Zones)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES = 44000 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 30174 -M$-
TOTAL ABANDONMENT - 594 -M$- (2041)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

Year	# of Wells	Sales Gas MMCF Price $/MCF	Pool MMCF/D	Pool Vol	Company Share Gross	Company Share Net	Condensate BBL Price $/BBL	Condensate BBL Co. Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	6.7	2362	2362	2137	61.74	12434
2024	6	3.62	18.7	6559	6559	5894	63.01	34521
2025	8	3.68	21.3	7454	7454	6693	64.38	39232
2026	8	3.73	16.5	5786	5786	5205	65.79	30455
2027	8	3.79	12.8	4492	4492	4049	67.21	23643
2028	8	3.86	10.0	3487	3487	3151	68.67	18354
2029	8	3.92	7.8	2734	2734	2477	70.16	14391
2030	8	3.98	6.1	2119	2119	1927	71.67	11155
2031	8	4.05	4.7	1643	1643	1500	73.22	8647
2032	8	4.12	3.6	1273	1273	1168	74.80	6703
2033	8	4.18	2.8	987	987	910	76.41	5195
2034	8	4.25	2.2	765	765	710	78.05	4027
2035	8	4.32	1.7	593	593	554	79.72	3122
SUB				40257	40257	36374		211877
REM				1543	1543	1479		8123
TOT				41800	41800	37853		220000

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	8410	768	9178	0	878	397	494	60	1035	6314	0	17687	0	-11372	-17492	-9623	-15320
2024	0	23743	2175	25918	0	2628	1173	1462	183	2931	17541	0	6367	0	11173	-6319	8596	-6725
2025	0	27431	2526	29956	0	3058	1363	1699	249	3397	20190	0	0	0	20190	13871	14120	7395
2026	0	21584	2004	23587	0	2370	1060	1321	254	2690	15892	0	0	0	15892	29763	10103	17499
2027	0	17025	1589	18614	0	1836	824	1028	259	2130	12537	0	0	0	12537	42300	7246	24745
2028	0	13461	1260	14721	0	1421	641	799	264	1687	9910	0	0	0	9910	52210	5207	29952
2029	0	10718	1010	11728	0	1103	500	623	270	1349	7884	0	0	0	7884	60093	3766	33717
2030	0	8435	799	9235	0	839	383	478	275	1067	6193	0	0	0	6193	66287	2689	36407
2031	0	6654	633	7287	0	636	293	365	281	843	4870	0	0	0	4870	71157	1923	38329
2032	0	5247	501	5748	0	477	221	276	286	667	3821	0	0	0	3821	74978	1371	39701
2033	0	4126	397	4523	0	352	165	206	292	527	2981	0	0	0	2981	77958	973	40673
2034	0	3252	314	3566	0	257	122	152	298	417	2321	0	0	0	2321	80280	688	41362
2035	0	2562	249	2811	0	183	88	110	304	330	1797	0	0	0	1797	82076	484	41846
SUB	0	152648	14225	166873	0	16037	7230	9013	3274	19068	112250	0	30174	0	82076		41846	
REM	0	7022	683	7705	0	320	160	199	1745	904	4377	0	0	594	3782		842	
TOT	0	159670	14908	174578	0	16357	7390	9212	5019	19973	116627	0	30174	594	85859		42688	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	116627	87700	75230	68340	62357	54755	44852
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	30174	27704	26383	25562	24783	23689	22041
Abandonment Costs ..	594	227	130	90	63	38	16
Future Net Revenue .	85859	59769	48717	42688	37510	31029	22795

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	63.6
Profit Index (undisc.)	2.8
(disc. @ 10.0%) .	1.7
(disc. @ 5.0%) .	2.1
First Payout (years)	3.6
Total Payout (years)	3.6
Cost of Finding ($/BOE)	6.99
NPV @ 10.0% ($/MCF)	1.02
NPV @ 5.0% ($/MCF)	1.43

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			13.6	14.3	66.8	17.3	49.2

Table 4c

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect High Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:13
FILE: GfdmPH1.DAX

WELL/LOCATION - Development Program (Frontier, Dakota, Muddy Zones)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 137500 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 87964 -M$-
TOTAL ABANDONMENT - 1821 -M$- (2040)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

		Sales Gas MMCF					Condensate BBL	
			Pool		Company Share			Co.
Year	# of Wells	Price $/MCF	MMCF/D	Vol	Gross	Net	Price $/BBL	Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	9.6	3354	3354	3016	61.74	17652
2024	5	3.62	20.9	7316	7316	6566	63.01	38505
2025	8	3.68	28.6	10015	10015	8987	64.38	52710
2026	11	3.73	33.9	11853	11853	10640	65.79	62386
2027	14	3.79	37.4	13106	13106	11771	67.21	68978
2028	17	3.86	39.9	13959	13959	12545	68.67	73469
2029	20	3.92	41.5	14540	14540	13086	70.16	76528
2030	25	3.98	52.3	18290	18290	16431	71.67	96264
2031	25	4.05	35.6	12460	12460	11226	73.22	65578
2032	25	4.12	24.3	8488	8488	7678	74.80	44672
2033	25	4.18	16.9	5909	5909	5372	76.41	31101
2034	25	4.25	11.4	4002	4002	3664	78.05	21064
2035	25	4.32	7.7	2711	2711	2505	79.72	14266
SUB				126003	126003	113487		663172
REM				4622	4622	4411		24328
TOT				130625	130625	117899		687500

COMPANY SHARE FUTURE NET REVENUE

	Company Share Future Revenue (FR)				Royalties		Wellhead Taxes		Oper Costs						Future Net Revenue Undiscounted		10.0%	
Year	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	State -M$-	Other -M$-	Sev -M$-	Ad-val -M$-	Fixed -M$-	Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Annual -M$-	Cum -M$-	Annual -M$-	Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	11940	1090	13030	0	1312	586	731	60	1469	8871	0	14566	0	-5694	-11814	-4818	-10515
2024	0	26484	2426	28910	0	2962	1319	1644	153	3269	19563	0	9551	0	10012	-1802	7702	-2813
2025	0	36855	3393	40248	0	4132	1839	2293	249	4564	27170	0	9742	0	17428	15627	12188	9376
2026	0	44213	4104	48317	0	4944	2202	2745	349	5510	32566	0	9937	0	22630	38256	14387	23763
2027	0	49671	4636	54307	0	5530	2466	3074	454	6214	36570	0	10135	0	26434	64690	15278	39041
2028	0	53882	5045	58927	0	5969	2665	3322	562	6751	39659	0	10338	0	29321	94011	15406	54447
2029	0	56998	5369	62367	0	6240	2793	3482	674	7173	42005	0	17575	0	24430	118441	11669	66116
2030	0	72795	6899	79694	0	8099	3613	4504	859	9204	53414	0	0	0	53414	171855	23195	89311
2031	0	50462	4802	55264	0	5471	2455	3060	877	6395	37007	0	0	0	37007	208862	14609	103920
2032	0	34969	3341	38311	0	3656	1653	2061	894	4444	25603	0	0	0	25603	234465	9188	113108
2033	0	24700	2376	27076	0	2463	1124	1401	912	3155	18020	0	0	0	18020	252485	5879	118987
2034	0	17009	1644	18653	0	1577	730	910	930	2180	12327	0	0	0	12327	264812	3656	122643
2035	0	11710	1137	12847	0	976	460	573	949	1506	8384	0	0	0	8384	273196	2261	124904
SUB	0	491688	46264	537952	0	53331	23905	29799	7922	61835	361160	0	87964	0	273196		124904	
REM	0	20798	2023	22821	0	1030	506	631	3077	2679	14898	0	0	1821	13077		2985	
TOT	0	512486	48287	560773	0	54361	24412	30430	10999	64514	376057	0	87964	1821	286273		127889	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	376057	259550	211853	186379	164854	138431	105836
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	87964	70747	62760	58185	54113	48801	41641
Abandonment Costs ..	1821	729	430	305	217	132	60
Future Net Revenue .	286273	188074	148663	127889	110524	89497	64135

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			14.0	13.5	67.1	15.7	51.0

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	92.4
Profit Index (undisc.)	3.2
(disc. @ 10.0%) .	2.2
(disc. @ 5.0%) .	2.6
First Payout (years)	3.4
Total Payout (years)	5.3
Cost of Finding ($/BOE)	6.53
NPV @ 10.0% ($/MCF)	.98
NPV @ 5.0% ($/MCF)	1.44

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC
Beaver Creek East Area, Wind River Basin, Wyoming, USA
Phosphoria Zone

ECONOMIC PARAMETERS

Net Capital Exposure (Failure Case), M$	0
Geological Risk Factors	
Source Rock	100%
Reservoir Rock	80%
Trap/Seal	50%
Timing/Migration	100%
Chance of Discovery	40%
Development Risk Factors	
Economic Viability	100%
Market Access	100%
Production & Transportation Infrastructure	100%
Regulatory & Social Licence	100%
Corporate & External Approvals	95%
Reasonable Timetable for Development	95%
Chance of Development	90%
Chance of Commerciality (Chance of Discovery * Chance of Development)	36%

TOTAL VALUES

Discount Rate	undisc.	5%	10%	15%	20%
Unrisked Value, M$	24,385	11,092	2,988	-2,037	-5,181
Risked Value, M$	8,779	3,993	1,076	-733	-1,865
Minimum Chance of Commerciality Req'd	0%	0%	0%	0%	0%

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Phosphoria Zone



NPV MM$ 10% DCF
10
8
6
4
2
0
-2
-4
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Chance of Commerciality (%)

PHOSPHORIA ZONE – BEAVER CREEK EAST AREA
WIND RIVER BASIN, WYOMING, USA
INDEX

Prospect Synopsis

Discussion

Property Description
Field History
Field Development
Geology
Prospective Resources
Productivity Estimates
Product Prices
Operating Environment
Capital Expenditures
Operating Costs
Economics and Risk

Attachments

Figure 1: Orientation Map

Table 1: Schedule of Lands, Interests and Royalty Burdens

Figure 2: Geological Maps and Figures
- a) Sedimentary Basins of the Rocky Mountains
- b) Stratigraphy Column, Wind River Basin
- c) Elements of the Petroleum System
- d) Regional Geological Cross Section
- e) Mesozoic Stratigraphic Cross Section

Table 2: Summary of Gross Resources
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 3: Production History Graphs – Analog Reservoir
- a) Total Production Plot
- b) Normalized, Single Well Plot

Table 3: Summary of Anticipated Capital Expenditures
- a) Development
- b) Abandonment and Restoration

Table 4: Summary of Company Prospective Resources and Economics

<u>Economic Model</u>
- a) Best Estimate
- b) Low Estimate
- c) High Estimate

Figure 4: Risk Analysis

PHOSPHORIA ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

PROSPECT SYNOPSIS

This Summary contains the information required to be disclosed under NI 51-101, Sec. 5.9. More details regarding the prospects are presented in the Report Discussion, which follows.

1. (a) The Company owns a 100 percent working interest covering 16,386 acres of land on which an oil prospect has been identified, based on geological, well control and seismic.

   (b) The subject lands are located in the Wind River Basin, Wyoming, USA.

   (c) The expected product from a Phosphoria discovery is gas.

   (d) The predominant risk for these prospects relates to the existence of a geologic trap.

   (e) The economic and risk analysis, justifying undertaking this project is presented in the Discussion of the report and a summary of the "before and after risk" values for the Forecast Prices and Costs Case are presented below:

Company Net Value, Thousands of United States Dollars

	Before Risk	After Risk
Undiscounted	24,385	8,778
Discounted @ 5%/year	11,092	3,993
Discounted @ 10%/year	2,988	1,076
Discounted @ 15%/year	(2,037)	(733)
Discounted @ 20%/year	(5,181)	(1,865)

2. (a) This report was prepared by a "Qualified Reserves Evaluator and Auditor" who is independent of the Company.

   (b) This evaluation has been prepared in accordance with COGEH standards.

   (c) The Prospective Resources evaluated in this report are sub-classified as a "Lead" on the grounds that more data and evaluation are required prior to becoming a "Prospect".

(d) (i) The applicable resource definitions are contained in the Introduction to this report.

Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects.

(ii) The effective date of the evaluation is September 30, 2021.

(iii) The significant positive and negative factors relevant to this estimate are as follows:

Positive Attributes

- the prospect is located on a major geological trend, containing many producing wells
- the prospect is located in an active oil and gas field with ample services and infrastructure
- the economic and risk analysis suggests a viable project

Negative Attributes

- numerous wells and significant capital expenditures are required to fully explore and develop the lands of interest

(iii.1) (A) The costs to drill, complete and tie-in have been estimated to be $3,000,000 per well plus $5,000,000 for a processing facility

(B) The initial drilling is expected to commence in early 2022. First commercial production is anticipated by 2023.

(C) This is a conceptual discovery and development.

PHOSPHORIA ZONE – BEAVER CREEK EAST AREA
WIND RIVER BASIN, WYOMING, USA
DISCUSSION

Property Description

The Company owns a 100% working interest in 16,386 acres of Federal State and Fee leases in multiple sections within Mer 06, TWPs 0330N to 0340N, Rng 0950W in the Beaver Creek East area, which is situated in the south-central part of Wind River Basin, Wyoming, USA.

Several significant oil and gas producing fields are located in the immediate vicinity of the Company's land; such as Beaver Creek, Big Sand Draw, Sand Draw North, Alkali Butte, and Riverton Dome fields. This evaluation covers the exploration potential of these lands.

The Company lands are shown on the map, Figure 1. A detailed description of the lands, interests and royalty burdens is presented in Table 1.

Field History

The exploration lands are proximal to several producing fields including Beaver Creek to the west; Sand Draw to the north, Kirby Draw and Big Sand Draw to the south, and Alkali Butte to the east. Several productive intervals exist in these fields, including the Madison, Tensleep, Phosphoria, Cloverly, Frontier and Cody.

The Phosphoria reservoir at Beaver Creek field was used to establish an analog model for this evaluation.

A graph of historical production from this reservoir is shown in Figures 3a and 3b.

The producing gas intervals are at an approximate depth of 11,000 feet and covers an area of approximately seven sections. Cumulative gas production reported from January 1978 to October 2016, when production ceased, is 49.77 Bscf from 26 wells. Estimates of previous production are not readily available from the Wyoming Oil and Gas Commission, therefore this analysis relies only on those volumes reported beyond 1977. Based on this analog field, an average gas recovery of 1,914 MMSCF per well was determined.

A normalized single well plot was generated (Figure 3b), and the data was back-extrapolated to an initial estimated rate of 2,000 Mscf/d per well.

Field Development

It has been assumed that the Company lands would be developed under a similar well spacing as the analog reservoir at Beaver Creek.

Geology

Regional Geology – Wind River Basin is a hydrocarbon-rich basin in the Rocky Mountains region of Wyoming. The basin, as shown in Figure 2a, is a northwest-southeast trending structural depression that is nearly 200 miles long, 70 miles wide, and encompasses an area of 7,400 square miles in central Wyoming. The basin margins are bounded from the north, west, south, and east by a series of basement uplifts; namely Washakie, Owl Creek, Bighorn, Wind River, Granite Mountains, and Casper Arch respectively.

The present day structure of Wind River Basin developed during the Laramide orogeny, which is a period of crustal instability that started at the Cretaceous and ended in Eocene. Many structures in the basin, folded and faulted anticlines and synclines, are the result of compressional deformation and characterized by the Pre-Cambrian Basement thrust faults.

The first oil was discovered in Wyoming as a seep along the banks near the southwestern margin of the basin and the first commercial oil production was established in 1884 at Dallas oil field.

Tectonics and Stratigraphy – Up until the onset of Laramide orogeny, the entire region was part of a stable foreland shelf east of the Cordilleran fold and thrust belt and covered by shallow seas. The structural evolution of the Wind River Basin then started at the late Cretaceous by the Laramide horizontal compression, tectonically driven by the collision and subduction of the Farallon oceanic plate under North America cratonic plate. These compressional forces caused the foreland shelf to break-up and fragmented into the present tectonic framework of numerous smaller basins and arches. After the end of Laramide period and during the Miocene-Pliocene time, the east-west trending bounding arches were formed, followed by uplift during late Pliocene.

As shown in Figures 2b and 2d; the oldest stratigraphy in the region is the Pre-Cambrian basement of undifferentiated igneous and metamorphic rocks, unconformably overlain by Flathead, Gros Ventre and Gallatin Formations of the Cambrian age (from older to younger). Flathead is made up of

sandstone, siltstone, shale and conglomerate, while the Gros Ventre is mainly composed of varicolored shale with interbeds of sandstone, limestone, and conglomerates. The Gallatin is mainly limestone with few shale interbeds. The Ordovician, Bighorn Dolomite is overlying the Cambrian, followed by the Madison Formation of the Mississippian, which is one of the most prolific producing reservoirs in the basin.

The Madison Formation consists of dolomite and limestone, deposited in shallow marine environment, with some tidal and lagoonal influence. It is a heterogeneous unit that exhibits variable characteristics of cyclic carbonate deposition with a strong diagenetic overprint. The impact of the folding and faulting of the Laramide tectonic event produced favorable conditions that led to hydrocarbon entrapment in the Madison. The Amsden Formation and Tensleep of Pennsylvanian age are overlying the Madison, where the Amsden consists of interbeds of shale, limestone, sandstone interbeds.

The Tensleep Formation is a sandstone unit that is considered to be one of the key reservoirs in the nearby fields within the basin. The Phosphoria Formation of the Permian overlies the Tensleep and it is an important stratigraphic unit as it encompasses both organic-rich shale, which is one of the main source rocks in the basin, and a reservoir unit that is proved to be a hydrocarbon producer in fields in the basin. The Triassic succession, Dinwoody, Chugwater, Nugget Formations, are made up of sandstone, limestone, shale interbeds. Then the Jurassic, section, Sundance and Morrison Formations, which are mainly siltstone, sandstone and limestone. Thick interval of Cretaceous is deposited and can be divided into two units: Lower and Upper Cretaceous. The main clastic reservoirs within the Lower Cretaceous unit that are known to produce hydrocarbon in the basin, are Cloverly (Dakota/Lakota), Muddy and Frontier Formations. While the Upper Cretaceous's key hydrocarbon-bearing reservoirs are Cody and Mesa-Verde Formations. Tertiary deposits of marine shales, sands and some volcanic conglomerate are overlying the Cretaceous.

Petroleum System - as illustrated in Figure 2c: the principal source rocks in the basin are the Phosphoria of the Permian and the Cretaceous Niobrara-Cody shales. The organic carbon (TOC) content of the Phosphoria ranges from 1.6 to 9%, while the Niobrara shale has TOC as much as 6% and Hydrogen Index (HI) of up to 530 mg HC/g.

The main stage of hydrocarbon generation took place during the Jurassic and Cretaceous time. Hydrocarbon migration occurred laterally via carrier beds to the adjacent reservoirs and vertically through the extensive faulting and fracture systems in the basin. Ladysmith lineament and other wrench fault lineaments are believed to be the plumbing system for oil migration into the traps.

The seal is provided by the shale and evaporite beds of the Park City, Amsden, Dinwoody, Chugwater, and Gypsum Spring, Mowry and Lower Cody Formations.

Trap formation is believed to occur during the Cretaceous, approximately contemporaneous with peak hydrocarbon generation. Most of the traps are generally structural, created by the Laramide orogeny and its related folding and faulting tectonics. There are also stratigraphical traps, created by the carbonates' facies variations.

The main recognized reservoirs in the basin are Tensleep sandstone (Pennsylvanian), Madison carbonates (Mississippian), Phosphoria (Permian), Frontier sandstone (Cretaceous), among other minor reservoirs such as Muddy, Cloverly, Upper Cody sandy member, and Mesa-verde.

Phosphoria Characteristics – The Permian, Phosphoria Formation is made up of shallow water carbonates with open-marine shale interbeds. It has a variety of facies; from Mudstone to Wackstone, Packstone to Grainstone, Rudstone, and occasionally dolomitic Boundstone (algal) which is considered to be the best reservoir facies. The Phosphoria open-marine Mudstone facies is a prolific source rock by itself; therefore its reservoir is self-sourced. Phosphoria reservoir contributed about 5.5% and 18% of the produced gas and oil in the Wind River Basin, respectively (ref. USGS, 2007). The Phosphoria Formation proved to be a significant productive reservoir, as evidenced by several producing fields in the basin, such as Big Sand Draw, Sand Draw North, Beaver Creek, Riverton Dome fields which are located in the immediate vicinity of the Company's land. The average porosity ranges from 5 to 15%, improved via vugs and factures. As shown in Figure 2e, the Phosphoria has a good lateral extension with a thickness ranges from 60 to 120 meters.

Prospective Resources

Prospective resources have been assigned to the Phosphoria zone based on analog analysis of the Frontier reservoir at Riverton Dome field.

Resource volumes and production forecasts are based on the average cumulative volume per well of 1,914 MMscf/well.

Prospective resources of 24.882, 15.312 and 49.764 Bscf were assigned to the Best, Low and High cases considering a range of discovery sizes of 13, 8 and 26 producers, respectively.

A summary of prospective resources is presented on Table 2.

Productivity Estimates

It is anticipated that the initial average well production rate would be 1,800, 1,500 and 2,000 Mscf/d in the Best, Low and High cases, respectively. A condensate/raw gas ratio of 5 Bbl/MMcf is included in the forecast and a 5% surface loss (gas) is applied.

The associated success case production forecasts are shown on Tables 2a, 2b and 2c for the Best, Low and High cases, respectively. The production history graph of the analog reservoir is presented in Figure 3.

Product Prices

A 2021 gas and condensate prices of $3.91/Mscf and $65.55/STB have been estimated for the Frontier reservoir, based on our experience in the area.

Operating Environment

The lands are situated in an active oil and gas field environment with infrastructure and services, available to support drilling and production operations.

Capital Expenditures

The cost to drill, complete, equip and tie-in a vertical Phosphoria producer is estimated at $3,000,000. Additionally, $5,000,000 is estimated for a processing facility.

The Phosphoria prospect is of secondary importance next to the Madison and Tensleep prospects, where the cost of 2 exploration wells were applied in our evaluation. As such, no exploratory capital costs were allocated to this particular prospect in our risk analysis.

Capital expenditures for this project are shown on Tables 2a, 2b and 2c and are summarized on Table 3a. Projected abandonment and restoration costs are shown on Table 3b.

Operating Costs

Operating costs of $2,500 per producing well plus $0.40/Mscf of gas have been estimated for the property based on our experience in this area.

Economics and Risk

The results of the economic analysis, before income tax are summarized in Table 4, and the before risk cash flows are presented in Tables 4a, 4b and 4c, for the best, low and high estimates, respectively. The before risk analysis for each case represents the results of an assumed successful exploration program and development model having parameters which are considered to be reasonable based on the information available. This defines the 100% Chance of Success (COS) case.

A risk analysis has been performed to determine the feasibility of the Company participating in this project and to determine the after risk value before income tax, utilizing the "Expected Value" technique. In this procedure the Success Case, established by the arithmetic average of the best, low and high estimate results, is offset by the Failure Case (COS=0%).

The failure case (COS=0%) is defined by the net capital exposure or amount of expenditure made by the Company before deciding to stop further activity on the project. This might include one or more dry holes and any land, geological or geophysical expenses undertaken prior to drilling. The capital exposure of this project is set to zero, as the deeper Madison and Tensleep prospects have been burdened instead.

The Success Case and Failure Case represent the boundary conditions for the risk analysis. The after risk value is determined by applying the Chance of Commerciality (COC) to the equation: [Net present value of Success case at the designated DCF% times COC, less capital exposure times (1-COC)].

In establishing the Chance of Commerciality, consideration has been given to the Chance of Discovery, which involves geological factors and the Chance of Development, which involves other factors related to the likelihood of full development, once a discovery is made. The Chance of Commerciality is the product of the Chance of Discovery and the Chance of Development.

The Chance of Discovery, or geological factors, include the four main geological components of a petroleum system needed for commercial production: source rocks capable to generate enough economic volumes of hydrocarbons, presence of reservoir rocks of reasonable quality to accumulate hydrocarbons, a trapping mechanism with a good vertical and lateral seal to hold and retain hydrocarbons, and proper geological timing to coincide with the hydrocarbon generation, expulsion, reservoir presence, and traps formation, and for hydrocarbons to migrate into the trap.

The ranges of chance of success assigned to each of these geological factors can be qualitatively described so that COS 5% to 30% is unfavourable, COS 30% to 50% is questionable, COS 50% is neutral, COS 50% to 70% is encouraging and COS 70% to 95% is considered favourable. A neutral assessment would apply in cases of lack of data or information. The product of all four of these factors results in the overall geological Chance of Discovery.

For this project; the results of estimating the overall geological chance of discovery rate for the Phosphoria Formation is 40%, as shown in Figure 4.

The source rock element was rated at 100% based on the existence of prolific source rocks that have generated hydrocarbons in large quantities, as seen in numerous producing fields in the basin. For the same reason; the rating of 100% was also given to the factor of geological timing and hydrocarbon migration, which is proved via carrier beds and faults (as shown in Figure 2d and 2e). Taking into consideration the Phosphoria reservoir presence, quality and performance in fields within Wind River Basin; 80% rating was assigned to the reservoir rocks' factor. The rating for the geological trap and reservoir seal elements was estimated at 50% based on the lack of local maps, but considering the possibility of similar entrapment mechanism would exist within the Company's land.

The Chance of Development risk factors include Economic Viability (production forecast, capital and operating costs and price forecast), Market Access, Production and Transportation Infrastructure (facilities and pipelines), Regulatory and Social License, Corporate and External Approvals and a Reasonable Timetable for Development (development plan). For this report, we have assigned a 95% chance of obtaining the necessary corporate and regulatory approvals. Additionally, a 95% chance of obtaining the required capital is considered.

We have estimated an overall 36% COC for this prospect. On that basis, the risked economics show this to be a viable project.

The graphical presentation of the risk analysis and the supporting data and results, before and after risk are shown on Figure 4.



RIVERTON DOME
002 S 004 E
002 S 005 E
002 S 006 E
ALKALI BUTTE
CAMPBELL RIDGE
034 N 094 W
034 N 096 W
034 N 095 W
BEAVER CREEK
033 N 096 W
033 N 095 W
033 N 094 W
SAND DRAW NORTH
KIRBY DRAW
BIG SAND DRAW
032 N 096 W
032 N 095 W
032 N 094 W
SAND DRAW SOUTH
LEASEHOLD MAP
FREMONT COUNTY, WYOMING
FEET
Company Lands

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

LAND AND WELL MAP

OCT. 2021 JOB No. 6766 FIGURE No. 1

Chapman Petroleum Engineering Ltd.

Table 1

Schedule of Lands, Interests and Royalty Burdens
October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Description	Rights Owned	Gross Acres	Appraised Interest Working %	Appraised Interest Royalty %	Royalty Burdens Basic %		Royalty Burdens Overriding %
Twp 33N - Rng 95W - Mer 06							
Section 2, Lots: S2NW, SW, W2SE, SESE, 3, 4	[A]	440.25	100.0000	-	12.5000		-
Section: 3	[A]	641.57	100.0000	-	12.5000		-
Section: 4	[A]	642.95	100.0000	-	12.5000		-
Section: 5	[A]	644.00	100.0000	-	12.5000		-
Section: 6	[A]	653.33	100.0000	-	12.5000		-
Section: 7	[A]	648.64	100.0000	-	12.5000		-
Section: 8	[A]	640.00	100.0000	-	12.5000		-
Section: 9	[A]	640.00	100.0000	-	12.5000		-
Section: 10	[A]	640.00	100.0000	-	12.5000		-
Section: 11	[A]	640.00	100.0000	-	12.5000		-
Section: 12	[A]	640.00	100.0000	-	12.5000		-
Section: 13	[A]	640.00	100.0000	-	12.5000		-
Section: 14	[A]	640.00	100.0000	-	12.5000		-
Section: 18	[A]	646.56	100.0000	-	12.5000		-
Section 23, Lots: NWNE, W2, SE	[A]	520.00	100.0000	-	12.5000		-
Section: 26	[A]	640.00	100.0000	-	12.5000		-
Section: 31	[A]	641.24	100.0000	-	12.5000		-
Section: 32	[A]	640.00	100.0000	-	12.5000		-
Section 35, Lots: NE, E2SE	[A]	240.00	100.0000	-	12.5000		-
Twp 34N - Rng 95W - Mer 06							
Section 19, Lots: S2SE, 1-5	[A]	245.06	100.0000	-	12.5000		-
Section 20, Lots: SESE	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 21, Lots: 1-4	[A]	126.72	100.0000	-	12.5000		-
Section 21, Lots: SWSW	[A]	40.00	100.0000	-	12.5000	[1]	2.5000
Section 22, Lots: S2SE. 1, 2	[A]	147.08	100.0000	-	12.5000		-
Section 23, Lots: 3, 4	[A]	68.42	100.0000	-	12.5000		-
Section 25, Lots: SW	[A]	160.00	100.0000	-	12.5000		-
Section 27	[A]	640.00	100.0000	-	12.5000		-
Section 28, Lots: NE, S2	[A]	480.00	100.0000	-	12.5000		-
Section 28, Lots: NW	[A]	160.00	100.0000	-	12.5000	[1]	2.5000
Section 29, Lots: E2NE	[A]	80.00	100.0000	-	12.5000	[1]	2.5000
Section 30, Lots: E2, Lots 1-4	[A]	480.68	100.0000	-	12.5000		-
Section 31, Lots: E2	[A]	320.00	100.0000	-	12.5000		-
Section 32	[A]	640.00	100.0000	-	12.5000		-
Section 33	[A]	640.00	100.0000	-	12.5000		-
Section 34	[A]	640.00	100.0000	-	12.5000		-
	Total	**16,386.50**					

General Notes : [1] Net overriding royalty payable to Hawkwood Energy Operating, LLC

Rights Owned : [A] All P&NG.



112°
110°
108°
106°
104°
102°
46°
44°
42°
40°
38°
36°
Sevier thrust belt
Crazy Mountains Basin
Bull Mountains Basin
Williston Basin
Reed Point syncline
Nye-Bowler lineament
Beartooth uplift
Pryor uplift
Miles City arch
NORTH DAKOTA
SOUTH DAKOTA
Powder River Basin
MONTANA
WYOMING
Yellowstone-Absaroka volcanic field
Bighorn Basin
Bighorn uplift
Black Hills uplift
Snake River Plain
Teton uplift
Washakie uplift
Owl Creek uplift
Wind River Basin
Wind River uplift
Casper arch
SOUTH DAKOTA
NEBRASKA
Granite Mountains uplift
Shirley Basin
Hartville uplift
IDAHO
UTAH
Hanna Basin
Rawlins uplift
Laramie uplift
Laramie Basin
Greater Green River Basin
Sierra Madre uplift
WYOMING NEBRASKA
COLORADO
Uinta uplift
Axial Basin uplift
Park Range uplift
Front Range uplift
Denver Basin
Uinta Basin
Douglas Creek arch
Piceance Basin
White River uplift
North and Middle Park Basins
San Rafael Swell
Paradox Basin
Uncompahgre uplift
South Park Basin
KANSAS
San Juan volcanic field
Apishapa arch
Las Animas arch
Rift
Raton Basin
COLORADO
NEW MEXICO
San Juan Basin
Nacimiento uplift
Cristo uplift
Sangre de
Rio Grande
OKLAHOMA
TEXAS
Las Vegas Basin
Zuni uplift
EXPLANATION
Laramide sedimentary and structural basins
Undifferentiated deposits
Sevier fold and thrust faulted terrane
Neogene rift deposits
Tertiary volcanics
Approximate eastern limit of Sevier thrust belt
0 50 100 MILES
0 50 100 KILOMETERS

Source: Finn, T.M. USGS Scientific Investigations Map 3427, 2019, p.2

BASIN OF INTEREST

FOOTHILLS EXPLORATION, LLC		
ROCKY MOUNTAINS REGION U.S.A. **SEDIMENTARY BASINS**		
OCT. 2021	JOB No. 6766	FIGURE No. 2a

Chapman Petroleum Engineering Ltd.



System
Series
Western Wind River Basin
Southern and central Wind River Basin
Eastern Wind River Basin
TERTIARY (part)
EOCENE (part)
PALEOCENE
CRETACEOUS
UPPER
LOWER
JURASSIC/ TRIASSIC
PERMIAN
PENNSYLVANIAN (part)
Wind River and Indian Meadows Formations
Fort Union Formation
Shotgun Member
Waltman Shale Member
Lower member
Lance Formation
Meeteetse Formation
Meeteetse Formation and Lewis Shale undivided
Mesaverde Formation
Teapot Sandstone Mbr.
Teapot Sandstone Member
lower part
Unnamed middle member
Parkman Sandstone Member
Wallace Creek Tongue of Cody Shale
Fales Sandstone Member
Cody Shale
Upper sandy member
Lower shaly member
Frontier Formation
Mowry Shale
Muddy Sandstone
Thermopolis Shale
Cloverly Formation
Jurassic and Triassic rocks undifferentiated
Jurassic rocks
Triassic rocks (part)
Phosphoria/Park City/ Goose Egg Formation
Tensleep Sandstone
← ZONE OF INTEREST
Hiatus



Western Wind River Basin
Southern and central Wind River Basin
Eastern Wind River Basin

Source: Johnson, R. C. et al, The Cretaceous-Lower Tertiary Composite Total Petroleum System, Wind River Basin, Wyoming, 2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

STRATIGRAPHIC COLUMN

OCT. 2021 JOB No. 6766 FIGURE No. 2b

Chapman Petroleum Engineering Ltd.


GEOLOGIC TIME SCALE
PETROLEUM SYSTEM EVENTS
SOURCE ROCK
RESERVOIR ROCK
SEAL ROCKS
OVERBURDEN ROCK
TRAP FORMATION
GENERATION-MIGRATION-ACCUMULATION
0
50
100
150
200
250
300
350
400
450
500
550
600
Neogene
Plio
Mio
Olig
Paleogene
Eoc
Pal
Cretaceous
Jurassic
Triassic
Permian
Pennsylvanian
Mississippian
Devonian
Silurian
Ordovician
Cambrian
Precambrian
l
e
m
structural
stratigraphic
cracking to gas
oil generation
migration

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R. Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming 2007, p.5

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

ELEMENTS OF PHOSPHORIA PETROLEUM SYSTEM

OCT. 2021 JOB No. 6766 FIGURE No. 2c



R4E
R5E
R6E
R94W
R93W
T1S
T2S
T34N
T33N
T35N
T34N
T33N
A
A'



A
SOUTHWEST
BEAVER CREEK FIELD
API 4901305623
API 4901305639 (projected)
Beaver Creek
API 4901305649
ALKALI BUTTE FIELD
API 4901320381
API 4901320334 (projected)
API 4901320547 (projected)
API 4901305603 (projected)
API 4901320184
A'
NORTHEAST
10,000
5,000
Sea Level
-5,000
-10,000
-15,000
Feet
Qal
Twdr
Tfu
Kmv
Kc
Kf
Krt
KJ
JTR
TRcd
Pp
IPMta
MDO
Єu
pЄ

Source: *Johnson, J.F. and Sutherland, W.M., WSGS Map Series 87, 2009*

Legend

- Qal – Quaternary Alluvial deposits
- Twdr – White River Formation
- Tfu – Fort Union Formation
- Kmv – Mesaverde Formation
- Kc – Cody Shale
- Kf – Fronier Formation
- Krt – Mowry Shale
- KJ – Cloverly and Morrison formations undivided
- JTR – Sundance and Gypsum Spring formations and Nugget Sandstone undivided
- TRcd – Chugwater Group undivided
- Pp – Phosphoria and Park City formations undivided
- IPMta – Tensleep Sandstone and Amsden Formation undivided
- MDO – Madison Limstone, Darby Formation, and Bighorn Dolomite undivided
- Єu – Cambrian rocks undifferentiated
- pЄ – Precambrian rocks undifferentiated

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN
FREMONT COUNTY, WYOMING, U.S.A.
GEOLOGICAL MAP
AND CROSS SECTION

OCT. 2021 JOB No. 6766 FIGURE No. 2d


NW
SE
Gypsum Spring Formation
Nugget Sandstone
Chugwater Group
Dinwoody Formation
Phosphoria and Park City Formations
datum
Tensleep Sandstone
Amsden Formation
Madison Limestone
GR
R
S
18 mi
36 mi
25 mi
43 mi
7 mi

Source:
Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R.
Geologic Assessment of Undiscovered Oil and Gas Resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming
2007, p.p.12,13


44° N
43° N
110° W
109° W
108° W
107° W
Wind River
Basin Province
Dubois
Thermopolis
Pinedale
Lander
Jeffrey City
0 15 30 Miles
1
2
3
4
5
6

Generalized depositional environments

- Predominantly marine limestone or dolomite
- Predominantly eolian sandstone.
- Continental or marginal marine mudrock and sandstone
- Marine shale
- —— marker horizon

EXPLANATION

Header

Lander field	Oil or Gas Field
⌖	Dry Hole
☼	Gas well
Ø	Injection well
Moncrief	Operator
Tribal 1	Lease name and well number
sec. 1, T. 1 N., R.111 W.	Location (section, township, range)
6,000 ft GL	GL, Ground Level; KB, Kelly Bushing
API 4901300000	API number

Cumulative Productions (WOGCC, 2005)
Tensleep Sandstone
2,212 MCF
1,274 BO
4,615 BW
Perf. 1,000-1,050

Abbreviations: Perf., interval of initial production or perforated zone in feet; MCFG, thousands of cubic feet gas; BO, barrels of oil; BW, barrels of water.

Geophysical log

GR R

Perforated interval shown in red. A representation of the grain size is shown to the right of the depth column. Note that the grain size depths may not correspond to the drillers' cored depth.

Abbreviations: GR, Gamma ray; R, Resistivity; S, Sonic

18 mi
Distance in miles between projection of well into line of section

NOTE: Well Depths are in thousands of feet

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

MESOZOIC STRATIGRAPHIC CROSS SECTION

DATUM: TENSLEEP SANDSTONE

OCT. 2021 JOB No. 6766 FIGURE No. 2e

Chapman *Petroleum Engineering Ltd.*

Table 2

Summary of Gross Resources
Sept 1, 2019

Foothills Exploration, LLC

Phosphoria Zone

Description		Predicted Initial Rate Mscf/d/well	Prospective Resources Raw Gas (MMscf)	Sales Gas (MMscf)	NGLs (MBbls)	Reference
Prospective Resources						
Best Estimate						
Development Program	Phosphoria zone	1,800	24,882	23,638	124	2a
	Total Best Estimate	(13 producers)	**24,882**	**23,638**	**124**	
Low Estimate						
Development Program	Phosphoria zone	1,500	15,312	14,546	77	2b
	Total Low Estimate	(8 producers)	**15,312**	**14,546**	**77**	
High Estimate						
Development Program	Phosphoria zone	2,000	49,764	47,276	249	2c
	Total High Estimate	(26 producers)	**49,764**	**47,276**	**249**	

Table 2a

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Phosphoria Zone - Best Estimate

	Single Well Production Profile				Notional Development Program								Total Raw Gas Production		Capital Expenditures - $M				
Year	MCF/d	Days On	MMCF/yr	Well Count	2	4	4	3					MCF/yr.	MCF/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	5,000	1,000		6,000
2023	1550	350	542,514	2	1,085,029	0	0	0	0	0	0	0	1,085,029	3,100	0	10,000	2,000	5,000	17,000
2024	1120	350	391,840	6	783,681	2,170,057	0	0	0	0	0	0	2,953,738	8,439	0	10,000	2,000	0	12,000
2025	809	350	283,014	10	566,027	1,567,362	2,170,057	0	0	0	0	0	4,303,446	12,296	0	7,500	1,500	0	9,000
2026	584	350	204,412	13	408,823	1,132,054	1,567,362	1,627,543	0	0	0	0	4,735,782	13,531	0	0	0	0	0
2027	422	350	147,640	13	295,280	817,646	1,132,054	1,175,521	0	0	0	0	3,420,501	9,773	0	0	0	0	0
2028	305	350	106,635	13	213,271	590,559	817,646	849,041	0	0	0	0	2,470,517	7,059	0	0	0	0	0
2029	220	350	77,019	13	154,039	426,542	590,559	613,235	0	0	0	0	1,784,374	5,098	0	0	0	0	0
2030	159	350	55,629	13	111,257	308,077	426,542	442,919	0	0	0	0	1,288,795	3,682	0	0	0	0	0
2031	115	350	40,179	13	80,357	222,514	308,077	319,906	0	0	0	0	930,855	2,660	0	0	0	0	0
2032	83	350	29,020	13	58,040	160,715	222,514	231,058	0	0	0	0	672,326	1,921	0	0	0	0	0
2033	60	350	20,960	13	41,920	116,079	160,715	166,886	0	0	0	0	485,599	1,387	0	0	0	0	0
2034	43	350	15,139	13	30,277	83,840	116,079	120,536	0	0	0	0	350,733	1,002	0	0	0	0	0
2035		350	0	11	0	60,555	83,840	87,059	0	0	0	0	231,454	661	0	0	0	0	0
2036		350	0	7	0	0	60,555	62,880	0	0	0	0	123,435	353	0	0	0	0	0
2037		350	0	3	0	0	0	45,416	0	0	0	0	45,416	130	0	0	0	0	0
2038		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2039		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2040		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2041		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2042		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2043		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0					
2048		350			0	0	0	0	0	0	0	0	0	0					
2049		350			0	0	0	0	0	0	0	0	0	0					
2050		350			0	0	0	0	0	0	0	0	0	0					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			1,914,000		3,828,000	7,656,000	7,656,000	5,742,000	0	0	0	0	24,882,000		0	32,500	6,500	5,000	44,000
Final Decline % =	27.8%													Cost/well =		2500	500		
Months.	12																		
Initial rate	1800	Mcf/d																	

2022	2	2
2023	4	4
2024	4	4
2025	3	3
2026	0	0
2027	0	0
2028	0	0
2029	0	0
2030		

Table 2b

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Phosphoria Zone - Low Estimate

Year	Single Well Production Profile: MCF/d	Days On	MMCF/yr	Well Count	Notional Development Program: 2	4	2						Total Raw Gas Production: MCF/yr.	MCF/d
2022														
2023	1323	350	462,963	2	925,925	0	0	0	0	0	0	0	925,925	2,646
2024	1010	350	353,549	6	707,099	1,851,851	0	0	0	0	0	0	2,558,950	7,311
2025	771	350	269,994	8	539,988	1,414,198	925,925	0	0	0	0	0	2,880,112	8,229
2026	589	350	206,186	8	412,371	1,079,977	707,099	0	0	0	0	0	2,199,447	6,284
2027	450	350	157,457	8	314,915	824,743	539,988	0	0	0	0	0	1,679,646	4,799
2028	344	350	120,245	8	240,490	629,829	412,371	0	0	0	0	0	1,282,691	3,665
2029	262	350	91,827	8	183,654	480,980	314,915	0	0	0	0	0	979,549	2,799
2030	200	350	70,125	8	140,251	367,309	240,490	0	0	0	0	0	748,050	2,137
2031	153	350	53,552	8	107,105	280,502	183,654	0	0	0	0	0	571,261	1,632
2032	117	350	40,896	8	81,793	214,210	140,251	0	0	0	0	0	436,253	1,246
2033	89	350	31,231	8	62,462	163,585	107,105	0	0	0	0	0	333,152	952
2034	68	350	23,853	8	47,700	124,925	81,793	0	0	0	0	0	254,418	727
2035	52	350	18,214	8	36,427	95,401	62,462	0	0	0	0	0	194,290	555
2036	40	350	13,909	8	27,818	72,855	47,700	0	0	0	0	0	148,373	424
2037		350	0	6	0	55,637	36,427	0	0	0	0	0	92,064	263
2038		350	0	2	0	0	27,818	0	0	0	0	0	27,818	79
2039		350	0		0	0	0	0	0	0	0	0	0	0
2040		350	0		0	0	0	0	0	0	0	0	0	0
2041		350	0		0	0	0	0	0	0	0	0	0	0
2042		350	0		0	0	0	0	0	0	0	0	0	0
2043		350	0		0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0
2048		350			0	0	0	0	0	0	0	0	0	0
2049		350			0	0	0	0	0	0	0	0	0	0
2050		350			0	0	0	0	0	0	0	0	0	0
2051		350			0	0	0	0	0	0	0	0	0	0
2052		350											0	0
Total			1,914,000		3,828,000	7,656,000	3,828,000	0	0	0	0	0	15,312,000	

Final Decline % = 23.6%
Months. 12
Initial rate 1500 Mcf/d

Year	Capital Expenditures - $M: Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022	0	5,000	1,000		6,000
2023	0	10,000	2,000	5,000	17,000
2024	0	5,000	1,000	0	6,000
2025	0	0	0	0	0
2026	0	0	0	0	0
2027	0	0	0	0	0
2028	0	0	0	0	0
2029	0	0	0	0	0
2030	0	0	0	0	0
2031	0	0	0	0	0
2032	0	0	0	0	0
2033	0	0	0	0	0
2034	0	0	0	0	0
2035	0	0	0	0	0
2036	0	0	0	0	0
2037	0	0	0	0	0
2038	0	0	0	0	0
2039	0	0	0	0	0
2040	0	0	0	0	0
2041	0	0	0	0	0
2042	0	0	0	0	0
2043	0	0	0	0	0
2044	0	0	0	0	0
2045	0	0	0	0	0
2046	0	0	0	0	0
Total	0	20,000	4,000	5,000	29,000
Cost/well =		2500	500		

2022	2	2
2023	4	4
2024	2	2
2025	0	0
2026	0	0
2027	0	0
2028	0	0
2029	0	0
2030		

Risked capital is is considered to be fully carried by the Madison and Tensleep prospects

Table 2c

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Production and Capital Forecast

Phosphoria Zone - High Estimate

	Single Well Production Profile				Notional Development Program								Total Raw Gas Production		Capital Expenditures - $M				
Year	MCF/d	Days On	MMCF/yr	Well Count	2	4	4	4	4	4	4		MCF/yr.	MCF/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Facilities	Total Capital
2022															0	5,000	1,000		6,000
2023	1696	350	593,478	2	1,186,957	0	0	0	0	0	0	0	1,186,957	3,391	0	10,000	2,000	5,000	17,000
2024	1180	350	412,855	6	825,710	2,373,914	0	0	0	0	0	0	3,199,624	9,142	0	10,000	2,000	0	12,000
2025	821	350	287,204	10	574,407	1,651,420	2,373,914	0	0	0	0	0	4,599,741	13,142	0	10,000	2,000	0	12,000
2026	571	350	199,794	14	399,588	1,148,815	1,651,420	2,373,914	0	0	0	0	5,573,736	15,925	0	10,000	2,000	0	12,000
2027	397	350	138,987	18	277,974	799,176	1,148,815	1,651,420	2,373,914	0	0	0	6,251,298	17,861	0	10,000	2,000	0	12,000
2028	276	350	96,687	22	193,374	555,949	799,176	1,148,815	1,651,420	2,373,914	0	0	6,722,647	19,208	0	10,000	2,000	0	12,000
2029	192	350	67,260	26	134,521	386,747	555,949	799,176	1,148,815	1,651,420	2,373,914	0	7,050,541	20,144	0	0	0	0	0
2030	134	350	46,790	26	93,580	269,042	386,747	555,949	799,176	1,148,815	1,651,420	0	4,904,728	14,014	0	0	0	0	0
2031	93	350	32,550	26	65,099	187,160	269,042	386,747	555,949	799,176	1,148,815	0	3,411,988	9,749	0	0	0	0	0
2032	65	350	22,643	26	45,286	130,198	187,160	269,042	386,747	555,949	799,176	0	2,373,558	6,782	0	0	0	0	0
2033	45	350	15,752	26	31,504	90,573	130,198	187,160	269,042	386,747	555,949	0	1,651,172	4,718	0	0	0	0	0
2034		350	0	24	0	63,007	90,573	130,198	187,160	269,042	386,747	0	1,126,727	3,219	0	0	0	0	0
2035		350	0	20	0	0	63,007	90,573	130,198	187,160	269,042	0	739,980	2,114	0	0	0	0	0
2036		350	0	16	0	0	0	63,007	90,573	130,198	187,160	0	470,938	1,346	0	0	0	0	0
2037		350	0	12	0	0	0	0	63,007	90,573	130,198	0	283,778	811	0	0	0	0	0
2038		350	0	8	0	0	0	0	0	63,007	90,573	0	153,580	439	0	0	0	0	0
2039		350	0	4	0	0	0	0	0	0	63,007	0	63,007	180	0	0	0	0	0
2040		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2041		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2042		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2043		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2044		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2045		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2046		350	0		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2047		350			0	0	0	0	0	0	0	0	0	0					
2048		350			0	0	0	0	0	0	0	0	0	0					
2049		350			0	0	0	0	0	0	0	0	0	0					
2050		350			0	0	0	0	0	0	0	0	0	0					
2051		350			0	0	0	0	0	0	0	0	0	0					
2052		350											0	0					
Total			1,914,000		3,828,000	7,656,000	7,656,000	7,656,000	7,656,000	7,656,000	7,656,000	0	49,764,000		0	65,000	13,000	5,000	83,000
														Cost/well =		2500	500		

Final Decline % =	30.4%	
Months.	12	
Initial rate	2000	Mcf/d

2022	2	2
2023	4	4
2024	4	4
2025	4	4
2026	4	4
2027	4	4
2028	4	4
2029	0	0
2030		

Chapman Petroleum Engineering Ltd.

Beaver Creek Field Phosphoria Zone

Rate Versus Cumulative Prod Production History



12,000
10,800
9,600
8,400
7,200
6,000
4,800
3,600
2,400
1,200
0
Prod Rate
3,000
2,500
2,000
1,500
1,000
500
0
WGR
0
10,000,000
20,000,000
30,000,000
40,000,000
50,000,000
60,000,000
Cum Gas, Mcf
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
WGR (bbl/MMcf)

Log Rate Versus Time Production History



10,000
1,000
100
Prod Rate, Well Count
100
10
1
WGR, CGR
Jan-78
Jan-83
Jan-88
Jan-93
Jan-98
Jan-03
Jan-08
Jan-13
Jan-18
Year
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
Prod Wells x 100
CGR bbl/MMcf
WGR (bbl/MMcf)

Figure: 3a

Beaver Creek Field Phosphoria Normalized Single Well
Log Rate Versus Time Production History



Prod Rate, Well Count
10,000
1,000
100
10
WGR, CGR
1,000
100
10
1
Jan-62
Jan-72
Jan-82
Jan-92
Jan-02
Jan-12
Year
Cal Day Gas Rate (Mcf/d)
Op Day Gas Rate (Mcf/d)
Prod Wells x 10
CGR bbl/MMcf
WGR (bbl/MMcf)

Figure: 3b

Estimated initial production rate per well is 2,000 MMscf/d

Chapman Petroleum Engineering Ltd.

Table 3a

Summary of Anticipated Capital Expenditures

Development

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Phosphoria Zone

Description	Dates	Operation	Capital Interest %	Gross Capital M$	Net Capital M$
Prospective Resources, Best Estimate					
Phosphoria Zone	2022-2025	Development Program	100.0000	44,000	44,000
		Total Best Estimate		**44,000**	**44,000**
Prospective Resources, Low Estimate					
Phosphoria Zone	2022-2023	Development Program	100.0000	29,000	29,000
		Total Low Estimate		**29,000**	**29,000**
Prospective Resources, High Estimate					
Phosphoria Zone	2022-2027	Development Program	100.0000	83,000	83,000
		Total High Estimate		**83,000**	**83,000**

Note: **M$ means thousands of dollars.**
The above capital values are expressed in terms of current dollar values without escalation.
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purpos

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

October 1, 2021

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin: Wyoming, USA

Phosphoria Zone

Description	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Development Program, Best Estimate	Total Phosphoria Zone	100.0000	650	650
	Total Abandonment and Restoration Best Estimate		**650**	**650**
Development Program, Low Estimate	Total Phosphoria Zone	100.0000	400	400
	Total Abandonment and Restoration Low Estimate		**400**	**400**
Development Program, High Estimate	Total Phosphoria Zone	100.0000	1,300	1,300
	Total Abandonment and Restoration High Estimate		**1,300**	**1,300**

The above capital values are expressed in terms of current dollar values without escalation.

Forecast Prices & Costs

Table 4
Summary of Company Prospective Resources and Economics
Before Income Tax

October 1, 2021
(as of September 30, 2021)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Phosphoria Zone

Description	Net To Appraised Interest – Resources: Oil MSTB Gross	Oil MSTB Net	Conventional Natural Gas MMscf Gross	Conventional Natural Gas MMscf Net	NGL Mbbls Gross	NGL Mbbls Net	Cumulative Cash Flow - M$USD: Undisc.	Discounted at: 5%/year	10%/year	15%/year	20%/year
BEFORE RISK											
Best Estimate											
Development Program (Phosphoria Zone)	0	0	23,638	21,789	124	75	19,146	8,684	2,006	(2,315)	(5,130)
Low Estimate											
Development Program (Phosphoria Zone)	0	0	14,546	13,475	77	46	10,019	3,270	(1,034)	(3,824)	(5,645)
High Estimate											
Development Program (Phosphoria Zone)	0	0	47,276	43,481	249	149	43,990	21,323	7,993	27	(4,768)
Arithmetic Average											
Development Program (Phosphoria Zone)	**0**	**0**	**28,487**	**26,248**	**150**	**90**	**24,385**	**11,092**	**2,988**	**(2,037)**	**(5,181)**
AFTER RISK											
Arithmetic Average After Risk											
Development Program (Phosphoria Zone)	**0**	**0**	**10,255**	**9,449**	**54**	**32**	**8,779**	**3,993**	**1,076**	**(733)**	**(1,865)**

M$USD means thousands of United States dollars.

Gross resources are the total of the Company's working interest share before deduction of royalties owned by others.

Net resources are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Table 4a

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Best Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:08
FILE: GfphsPB1.DAX

WELL/LOCATION - Development Program (Phosphoria Zone)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 24882 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 46283 -M$-
TOTAL ABANDONMENT - 875 -M$- (2036)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

	Sales Gas MMCF						Condensate BBL	
			Pool		Company Share			Co.
Year	# of Wells	Price $/MCF	MMCF/D	Vol	Gross	Net	Price $/BBL	Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	2.9	1031	1031	950	61.74	5425
2024	6	3.62	8.0	2806	2806	2558	63.01	14768
2025	10	3.68	11.7	4088	4088	3717	64.38	21518
2026	13	3.73	12.9	4499	4499	4086	65.79	23679
2027	13	3.79	9.3	3250	3250	2968	67.21	17103
2028	13	3.86	6.7	2347	2347	2159	68.67	12353
2029	13	3.92	4.8	1695	1695	1574	70.16	8922
2030	13	3.98	3.6	1246	1246	1170	71.67	6560
2031	13	4.05	2.6	901	901	858	73.22	4741
2032	13	4.12	1.9	651	651	632	74.80	3426
2033	13	4.18	1.3	470	470	467	76.41	2476
2034	13	4.25	1.0	340	340	338	78.05	1789
2035	11	4.32	.7	246	246	244	79.72	1293
SUB				23570	23570	21722		124052
REM				68	68	68		358
TOT				23638	23638	21789		124410

COMPANY SHARE FUTURE NET REVENUE

	Company Share Future Revenue (FR)				Royalties		Wellhead Taxes		Oper Costs			Proc&			Future Net Revenue			
															Undiscounted		10.0%	
Year	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	State -M$-	Other -M$-	Sev -M$-	Ad-val -M$-	Fixed -M$-	Variabl -M$-	FR After Roy&Oper -M$-	Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Annual -M$-	Cum -M$-	Annual -M$-	Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	3669	335	4004	0	313	147	183	60	452	2850	0	17687	0	-14837	-20957	-12555	-18252
2024	0	10158	931	11088	0	981	450	561	183	1254	7658	0	12734	0	-5076	-26033	-3905	-22157
2025	0	15045	1385	16431	0	1492	681	849	311	1863	11234	0	9742	0	1492	-24541	1043	-21113
2026	0	16781	1558	18339	0	1684	767	957	413	2092	12427	0	0	0	12427	-12114	7901	-13213
2027	0	12316	1149	13465	0	1166	537	670	421	1541	9130	0	0	0	9130	-2984	5277	-7936
2028	0	9060	848	9908	0	792	370	461	430	1135	6720	0	0	0	6720	3736	3531	-4405
2029	0	6645	626	7271	0	518	246	307	438	836	4924	0	0	0	4924	8660	2352	-2053
2030	0	4960	470	5431	0	331	161	200	447	627	3664	0	0	0	3664	12324	1591	-462
2031	0	3648	347	3995	0	189	94	117	456	462	2677	0	0	0	2677	15001	1057	595
2032	0	2682	256	2938	0	87	45	56	465	341	1944	0	0	0	1944	16946	698	1293
2033	0	1966	189	2155	0	15	8	10	474	251	1396	0	0	0	1396	18342	455	1748
2034	0	1445	140	1584	0	10	5	7	484	185	894	0	0	0	894	19235	265	2013
2035	0	1061	103	1164	0	7	4	5	418	136	594	0	0	0	594	19830	160	2174
SUB	0	89437	8338	97775	0	7587	3517	4384	5000	11176	66113	0	46283	0	19830		2174	
REM	0	299	29	328	0	2	1	1	94	39	191	0	0	875	-683		-168	
TOT	0	89736	8367	98103	0	7589	3518	4385	5093	11214	66304	0	46283	875	19146		2006	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	66304	50494	43446	39493	36028	31586	25742
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	46283	41384	38834	37273	35812	33789	30812
Abandonment Costs ..	875	426	281	214	164	111	59
Future Net Revenue .	19146	8684	4331	2006	52	-2315	-5130

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			11.3	16.6	67.6	47.2	19.5

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	12.1
Profit Index (undisc.)	.4
(disc. @ 10.0%) .	.1
(disc. @ 5.0%) .	.2
First Payout (years)	6.7
Total Payout (years)	6.8
Cost of Finding ($/BOE)	18.95
NPV @ 10.0% ($/MCF)	.08
NPV @ 5.0% ($/MCF)	.37

Table 4b

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect Low Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:11
FILE: GfphsPL1.DAX

WELL/LOCATION - Development Program (Phosphoria Zone)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 15312 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 30174 -M$-
TOTAL ABANDONMENT - 549 -M$- (2037)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

			Sales Gas MMCF				Condensate BBL	
			Pool		Company Share			Co.
Year	# of Wells	Price $/MCF	MCF/D	Vol	Gross	Net	Price $/BBL	Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	2513.7	880	880	816	61.74	4631
2024	6	3.62	6945.4	2431	2431	2216	63.01	12794
2025	8	3.68	7817.6	2736	2736	2490	64.38	14401
2026	8	3.73	5969.8	2089	2089	1911	65.79	10997
2027	8	3.79	4559.0	1596	1596	1468	67.21	8398
2028	8	3.86	3523.1	1233	1233	1142	68.67	6490
2029	8	3.92	2689.0	941	941	879	70.16	4953
2030	8	3.98	2052.4	718	718	678	71.67	3781
2031	8	4.05	1566.5	548	548	524	73.22	2886
2032	8	4.12	1195.6	418	418	406	74.80	2202
2033	8	4.18	912.5	319	319	315	76.41	1681
2034	8	4.25	696.5	244	244	242	78.05	1283
2035	8	4.32	531.6	186	186	185	79.72	979
SUB				14340	14340	13271		75476
REM				206	206	205		1084
TOT				14546	14546	13475		76560

COMPANY SHARE FUTURE NET REVENUE

	Company Share Future Revenue (FR)				Royalties		Wellhead Taxes		Oper Costs			Proc&			Future Net Revenue Undiscounted		10.0%	
Year	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	State -M$-	Other -M$-	Sev -M$-	Ad-val -M$-	Fixed -M$-	Variabl -M$-	FR After Roy&Oper -M$-	Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Annual -M$-	Cum -M$-	Annual -M$-	Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	3132	286	3418	0	249	118	147	60	385	2458	0	17687	0	-15229	-21349	-12887	-18583
2024	0	8800	806	9606	0	849	390	486	183	1086	6612	0	6367	0	245	-21104	188	-18395
2025	0	10069	927	10996	0	991	453	565	249	1247	7491	0	0	0	7491	-13613	5239	-13156
2026	0	7794	723	8517	0	729	336	419	254	971	5807	0	0	0	5807	-7806	3692	-9464
2027	0	6048	564	6612	0	529	247	308	259	757	4512	0	0	0	4512	-3294	2608	-6857
2028	0	4760	446	5205	0	385	182	227	264	596	3551	0	0	0	3551	257	1866	-4991
2029	0	3689	348	4037	0	266	128	159	270	464	2750	0	0	0	2750	3007	1314	-3677
2030	0	2859	271	3130	0	176	86	107	275	361	2125	0	0	0	2125	5131	923	-2755
2031	0	2220	211	2432	0	108	54	68	281	281	1640	0	0	0	1640	6771	647	-2107
2032	0	1724	165	1889	0	58	30	37	286	219	1259	0	0	0	1259	8030	452	-1655
2033	0	1335	128	1463	0	20	11	13	292	171	957	0	0	0	957	8988	312	-1343
2034	0	1036	100	1136	0	7	4	5	298	133	690	0	0	0	690	9678	205	-1139
2035	0	804	78	882	0	6	3	4	304	103	463	0	0	0	463	10140	125	-1014
SUB	0	54269	5054	59323	0	4372	2042	2545	3274	6776	40314	0	30174	0	10140		-1014	
REM	0	912	89	1001	0	6	3	4	442	117	428	0	0	549	-121		-21	
TOT	0	55181	5143	60324	0	4378	2045	2549	3716	6893	40742	0	30174	549	10019		-1034	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	40742	31229	27011	24650	22580	19926	16428
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	30174	27704	26383	25562	24783	23689	22041
Abandonment Costs ..	549	255	163	122	92	61	31
Future Net Revenue .	10019	3270	464	-1034	-2295	-3824	-5645

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			10.6	17.6	67.5	50.0	16.6

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	8.6
Profit Index (undisc.)	.3
(disc. @ 10.0%) .	.0
(disc. @ 5.0%) .	.1
First Payout (years)	7.2
Total Payout (years)	7.4
Cost of Finding ($/BOE)	20.06
NPV @ 10.0% ($/MCF)	-.07
NPV @ 5.0% ($/MCF)	.22

Table 4c

EVALUATION OF: Beaver Creek East, Wind River Basin, Wyoming, USA - Prospect High Estimate

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 30-SEP-2021 6766
EFF:01-OCT-2021 DISC:01-OCT-2021 PROD:01-JAN-2023
RUN DATE: 1-OCT-2021 TIME: 11:10
FILE: GfphsPH1.DAX

WELL/LOCATION - Development Program (Phosphoria Zone)
EVALUATED BY -
COMPANY EVALUATED - Foothills Petroleum Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 49764 MMCF
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 90078 -M$-
TOTAL ABANDONMENT - 1785 -M$- (2037)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG FH 12.50% + SEVERANCE TAX + AD-VALOREM TAX

	Sales Gas MMCF						Condensate BBL	
			Pool		Company Share			Co.
Year	# of Wells	Price $/MCF	MMCF/D	Vol	Gross	Net	Price $/BBL	Share Gross
2021	0	3.91	.0	0	0	0	65.55	0
2022	0	3.69	.0	0	0	0	63.65	0
2023	2	3.56	3.2	1128	1128	1036	61.74	5934
2024	6	3.62	8.7	3040	3040	2766	63.01	15999
2025	10	3.68	12.5	4370	4370	3972	64.38	22999
2026	14	3.73	15.1	5295	5295	4817	65.79	27869
2027	18	3.79	17.0	5939	5939	5410	67.21	31257
2028	22	3.86	18.2	6387	6387	5827	68.67	33614
2029	26	3.92	19.1	6698	6698	6105	70.16	35252
2030	26	3.98	13.3	4660	4660	4280	71.67	24525
2031	26	4.05	9.3	3242	3242	3007	73.22	17061
2032	26	4.12	6.6	2319	2319	2177	74.80	12204
2033	26	4.18	4.7	1634	1634	1558	76.41	8601
2034	24	4.25	3.3	1152	1152	1121	78.05	6061
2035	20	4.32	2.3	812	812	807	79.72	4272
SUB				46673	46673	42881		245646
REM				603	603	599		3174
TOT				47276	47276	43481		248820

COMPANY SHARE FUTURE NET REVENUE

	Company Share Future Revenue (FR)				Royalties		Wellhead Taxes		Oper Costs			Proc&			Future Net Revenue Undiscounted		Future Net Revenue 10.0%	
Year	Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	State -M$-	Other -M$-	Sev -M$-	Ad-val -M$-	Fixed -M$-	Variabl -M$-	FR After Roy&Oper -M$-	Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Annual -M$-	Cum -M$-	Annual -M$-	Cum -M$-
2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2022	0	0	0	0	0	0	0	0	0	0	0	0	6120	0	-6120	-6120	-5697	-5697
2023	0	4014	366	4380	0	354	165	206	60	494	3101	0	17687	0	-14585	-20705	-12342	-18039
2024	0	11004	1008	12012	0	1082	495	617	183	1358	8277	0	12734	0	-4458	-25163	-3429	-21468
2025	0	16081	1481	17561	0	1600	730	910	311	1992	12019	0	12989	0	-970	-26134	-679	-22147
2026	0	19751	1833	21584	0	1950	891	1111	445	2462	14726	0	13249	0	1477	-24657	939	-21208
2027	0	22508	2101	24609	0	2192	1005	1252	583	2816	16760	0	13514	0	3246	-21411	1876	-19332
2028	0	24653	2308	26961	0	2363	1086	1354	727	3069	18342	0	13784	0	4558	-16853	2395	-16937
2029	0	26256	2473	28729	0	2544	1167	1455	876	3304	19383	0	0	0	19383	2530	9258	-7679
2030	0	18545	1758	20303	0	1655	770	960	894	2345	13679	0	0	0	13679	16209	5940	-1739
2031	0	13128	1249	14377	0	1039	493	614	912	1664	9656	0	0	0	9656	25865	3812	2073
2032	0	9553	913	10466	0	642	311	388	930	1214	6981	0	0	0	6981	32845	2505	4578
2033	0	6831	657	7488	0	347	173	216	949	873	4931	0	0	0	4931	37776	1609	6187
2034	0	4894	473	5368	0	145	75	94	893	627	3533	0	0	0	3533	41309	1048	7235
2035	0	3506	341	3847	0	24	13	16	759	451	2583	0	0	0	2583	43893	697	7931
SUB	0	180723	16961	197685	0	15936	7375	9193	8522	22688	133970	0	90078	0	43893		7931	
REM	0	2656	258	2915	0	18	10	12	651	342	1882	0	0	1785	97		61	
TOT	0	183380	17220	200600	0	15954	7385	9206	9173	23030	135852	0	90078	1785	43990		7993	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	135852	96868	80378	71411	63734	54169	42114
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	90078	74718	67336	63020	59121	53944	46781
Abandonment Costs ..	1785	828	531	398	299	197	101
Future Net Revenue .	43990	21323	12511	7993	4314	27	-4768

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	15.0
Profit Index (undisc.)	.5
(disc. @ 10.0%) .	.1
(disc. @ 5.0%) .	.3
First Payout (years)	8.1
Total Payout (years)	8.2
Cost of Finding ($/BOE)	18.46
NPV @ 10.0% ($/MCF)	.17
NPV @ 5.0% ($/MCF)	.45

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			11.6	16.1	67.7	44.9	21.9

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC
Beaver Creek East Area, Wind River Basin, Wyoming, USA
Frontier, Dakota, Muddy Zones

ECONOMIC PARAMETERS

Net Capital Exposure (Failure Case), M$	0
Geological Risk Factors	
Source Rock	100%
Reservoir Rock	60%
Trap/Seal	65%
Timing/Migration	100%
Chance of Discovery	39%
Development Risk Factors	
Economic Viability	100%
Market Access	100%
Production & Transportation Infrastructure	100%
Regulatory & Social Licence	100%
Corporate & External Approvals	95%
Reasonable Timetable for Development	95%
Chance of Development	90%
Chance of Commerciality (Chance of Discovery * Chance of Development)	35%

TOTAL VALUES

Discount Rate	undisc.	5%	10%	15%	20%
Unrisked Value, M$	167,847	113,385	79,013	56,429	41,071
Risked Value, M$	58,746	39,685	27,654	19,750	14,375
Minimum Chance of Commerciality Req'd	0%	0%	0%	0%	0%

Figure 4

RISK ANALYSIS (ARITHMETIC AVERAGE)

Foothills Exploration, LLC

Beaver Creek East Area, Wind River Basin, Wyoming, USA

Frontier, Dakota, Muddy Zones



100
80
60
40
20
0
-20
-40
NPV MM$ 10% DCF
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Chance of Commerciality (%)

CODY ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

INDEX

Discussion

Attachments

Figure 1: Land and Well Map

Figure 2: Geological Maps and Figures
- a) Stratigraphic Column, Wind River Basin
- b) Jurassic and Cretaceous, Regional Cross Section
- c) Niobrara Unconventional Play Map

CODY ZONE – BEAVER CREEK EAST AREA

WIND RIVER BASIN, WYOMING, USA

DISCUSSION

In this general area on the Company land (Figure 1), the Cody formation may be prospective, however, this horizon has not been evaluated at this time due to insufficient data to develop a model having reasonable expectations. A general discussion of the Cody characteristics and settings has been included.

Cody Characteristics

The Upper Cretaceous, Cody Formation is subdivided into two units; the Lower Shaley Member (Niobrara Formation equivalent) and the Upper Sandy Member, as shown in Figure 2a. Both units are deposited during a major transgressive-regressive cycle, known as the Niobrara Cyclothem (ref. Kauffman 1977). The Lower Shale Member is of marine origin and is made up of black shale, calcareous shale and bentonites, with chalk bed at the base, known as Chalk Kick. While the Upper Sandy member is of deltaic, fluvial and brackish origin and consists of sandstone and shale interbeds.

The sandstone layers of the Upper Cody Member are known to have produced hydrocarbon in the following fields in Wind River Basin; Madden (the biggest), Beaver Creek and Riverton Dome. These sandstone interbeds of the Upper Cody unit are not of uniform distribution across the basin, as shown in Figure 2b, they are limited and extensively inter-tongue with the Mesa-verde Formation of the Upper Cretaceous. The Upper Cody Sand is of low permeability and has a porosity less than 15% and about 500 meters gross stratigraphic thickness, while the net thickness of the sandstone ranges from five to twenty meters.

The Lower Cody shale Member is about 500 to 600 meters thick and is proven to be one of the main significant source rocks in the basin (TOC is up to 6% and Hydrogen Index up to 530 mg-HC/g). This unit is locally fractured and has geological similarities with the Niobrara unconventional reservoir facies, which is a prolific producing play in Sand Wash Basin and Powder River Basin among others across Wyoming, Denver and Colorado States.

Although the mapped play limits and known production of the unconventional Niobrara Shale, as shown in Figure 2c, does not include the Wind River Basin area, there are hypothetically no geological constraints that would prevent the Lower Cody Shaley Member (Niobrara equivalent) from being a similar unconventional play in Wind River Basin. To date, there is no evidence to prove its production feasibility. As drilling progresses on these lands more information will become available, which may reveal significant additional potential on the Company's lands.


RIVERTON DOME
002 S 004 E
002 S 005 E
002 S 006 E
ALKALI BUTTE
CAMPBELL RIDGE
034 N 094 W
034 N 095 W
034 N 096 W
BEAVER CREEK
033 N 096 W
033 N 095 W
033 N 094 W
SAND DRAW NORTH
KIRBY DRAW
BIG SAND DRAW
032 N 096 W
032 N 095 W
032 N 094 W
SAND DRAW SOUTH
LEASEHOLD MAP
FREMONT COUNTY, WYOMING
FEET
Company Lands

FOOTHILLS EXPLORATION, LLC

BEAVER CREEK EAST AREA
WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

LAND AND WELL MAP

OCT. 2021 JOB No. 6766 FIGURE No. 1

Chapman Petroleum Engineering Ltd.


System
Series
Western Wind River Basin
Southern and central Wind River Basin
Eastern Wind River Basin
TERTIARY (part)
EOCENE (part)
PALEOCENE
Wind River and Indian Meadows Formations
Fort Union Formation
Shotgun Member
Waltman Shale Member
Lower member
CRETACEOUS
UPPER
Lance Formation
Meeteetse Formation
Meeteetse Formation and Lewis Shale undivided
Mesaverde Formation
Teapot Sandstone Mbr.
Teapot Sandstone Member
lower part
Unnamed middle member
Parkman Sandstone Member
Wallace Creek Tongue of Cody Shale
Fales Sandstone Member
Cody Shale
Upper sandy member
Lower shaly member
Frontier Formation
Mowry Shale
LOWER
Muddy Sandstone
Thermopolis Shale
Cloverly Formation
JURASSIC/ TRIASSIC
Jurassic and Triassic rocks undifferentiated
Jurassic rocks
Triassic rocks (part)
PERMIAN
Phosphoria/Park City/ Goose Egg Formation
PENNSYLVANIAN (part)
Tensleep Sandstone
Hiatus


Western Wind River Basin
Eastern Wind River Basin
Southern and central Wind River Basin

Source: *Johnson, R. C. et al, The Cretaceous-Lower Tertiary Composite Total Petroleum System, Wind River Basin, Wyoming, 2007, p.5*

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

STRATIGRAPHIC COLUMN

OCT. 2021 JOB No. 6766 FIGURE No. 2a

Chapman Petroleum Engineering Ltd.



Northwest
Southeast
Shotgun Butte
Alkali Butte
Castle Gardens
Coalbank Hills
Rattlesnake Hills
Lance Formation (part)
Meeteetse Formation
Lewis Shale
Teapot Sandstone Member
Unnamed middle member
Parkman Sandstone Member
Mesaverde Formation
Unnamed middle member
Fales Sandstone Member
Wallace Creek Tongue
Conant Creek tongue
Basal sandstone member
Alkali Butte member
upper sandy member
"Sussex sands"
Cody Shale
"Shannon sands"
upper sandy member
Cody Shale
lower shaly member
lower shaly member
Frontier Formation
Frontier Formation
Clay Spur Bentonite Bed
Muddy Sandstone
Mowry Shale
Mowry Shale
Muddy Sandstone
Thermopolis Shale
Cloverly Formation
Upper Cretaceous
Lower Cretaceous
Jurassic

Predominantly fluvial sandstone

Continental, sandstone, siltstone, shale, and coal

Thin-bedded nonmarine sandstone, siltstone, shale, carbonaceous shale and coal deposited in poorly drained coastal environments

Sandstone, siltstone, shale, carbonaceous shale, and coal deposited in coastal plain, alluvial plain, coastal swamp, and lagoonal environments

Estuarine and fluvial sandstone

Marine, marginal marine, or coastal sandstone or siltstone

Nonsiliceous shale, calcareous shale, sandy shale, or silty shale of offshore or prodelta origin

Siliceous marine shale in the upper part of the Mowry Shale

Laterally persistant zone within the Cody Shale showing higher gamma-ray intensity

Undifferentiated

Source: Finn, T.M., Subsurface stratigraphic cross sections of Cretaceous and lower Tertiary rocks in the Wind River Basin, 2007, p.7

FOOTHILLS EXPLORATION, LLC

WIND RIVER BASIN

FREMONT COUNTY, WYOMING, U.S.A.

JURASSIC AND CRETACEOUS REGIONAL CROSS SECTION

OCT. 2021 **JOB No. 6766** **FIGURE No. 2b**



Montana Thrust Belt
Niobrara*
Bakken***
Cody
Heath**
Williston Basin
Big Horn Basin
Powder River Basin
Three Forks
Hilliard-Baxter-Mancos
Mowry
Greater Green River Basin
Niobrara*
Uinta Basin
Mancos
Park Basin
Denver Basin
Piceance Basin
Manning Canyon
Hermosa
Paradox Basin
Pierre
Lewis
San Joaquin Basin
Monterey-Temblor
Monterey
Santa Maria-Ventura-Los Angeles Basins
San Juan Basin
Raton Basin
Anadarko Basin
Palo Duro Basin
Bend
Abo-Yeso****
Glorieta-Yeso****
Bone Spring****
Delaware**
Spraberry****
Permian Basin
Ft Worth Basin
Barnett
Woodford
Ardmore Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Fayetteville
Arkoma Basin
Haynesville-Bossier
Tuscaloosa
TX-LA-MS Salt Basin
Eagle Ford
Western Gulf
Michigan Basin
Antrim
Illinois Basin
New Albany
Utica
Marcellus
Appalachian Basin
Devonian (Ohio)
Chattanooga
Black Warrior Basin
Conasauga
Floyd
Neal
Valley & Ridge Province
current play – oldest stacked play
current play – intermediate depth/age stacked play
current play – shallowest/youngest stacked play
prospective play
basin
* mixed shale and chalk play
** mixed shale and limestone play
*** mixed shale and dolostone-siltstone-sandstone play
**** mixed shale and limestone-siltstone-sandstone play
eia

Source: U.S. Energy Information Administration, June 2016

NIOBRARA PLAYS

FOOTHILLS EXPLORATION, LLC		
SHALE PLAYS U.S.A. **NIOBARA UNCONVENTIONAL PLAY MAP**		
OCT. 2021	JOB No. 6766	FIGURE No. 2c

Chapman Petroleum Engineering Ltd.

REFERENCES

- Caldwell, R., 1998, Reserves in Western Basins Part IV: Wind River Basin, The Scotia Group, Inc. (US).

- Finn, T.M., 2007, Subsurface stratigraphic cross sections of Cretaceous and lower Tertiary rocks in the Wind River Basin, central Wyoming, in USGS Wind River Basin Province Assessment Team, Petroleum systems and geologic assessment of oil and gas in the Wind River Basin Province, Wyoming: U.S. Geological Survey Digital Data Series DDS–69–J, ch. 9, 28 p.

- Finn, T.M., 2007, Source Rock Potential of Upper Cretaceous marine shales in the Wind River Basin, Wyoming, in USGS Wind River Basin Province Assessment Team, Petroleum systems and geologic assessment of oil and gas in the Wind River Basin Province, Wyoming: U.S. Geological Survey Digital Data Series DDS–69–J, ch. 8, 24 p.

- Finn, T.M., 2017, Stratigraphic cross sections of the Niobrara interval of the Cody Shale and associated rocks in the Wind River Basin, central Wyoming: U.S. Geological Survey Scientific Investigations Map 3370, 19 p., 1 sheet, https://doi.org/10.3133/sim3370.

- Finn, T.M., 2019, Structure contour and overburden maps of the Niobrara interval of the Upper Cretaceous Cody Shale in the Wind River Basin, Wyoming: U.S. Geological Survey Scientific Investigations Map 3427, pamphlet 9 p., 2 sheets, scale 1:500,000, https://doi.org/10.3133/sim3427.

- Fox, J.E., and Dolton, G.L., 1996, Wind River Basin Province (35), in Gautier, D.L., Dolton, G.L., Takahashi, K.I., and Varnes, K.L., eds., 1995 National assessment of United States oil and gas resources—Results, methodology, and supporting data: U.S. Geological Survey Digital Data Series DDS–30, CD–ROM, release 2.

- Johnson, J. F., and Sutherland, W. M., 2009, Geologic Map of the Lander 30' x 60' Quadrangle, Fremont County, Wyoming: Wyoming Stat Geological Survey Map Series 87, scale 1:100,000.

- Johnson, R. C., Finn, Thomas M., Kirschbaum, Mark A., Roberts, Stephen B., Roberts, L. N. R., Cook, Troy, and Taylor, D. J., 2007, The Cretaceous-Lower Tertiary Composite Total Petroleum

System, Wind River Basin, Wyoming, in USGS Wind River Basin Province assessment team, Petroleum systems and geologic assessment of oil and gas in the Wind River Basin Province, Wyoming: U.S. Geological Survey Digital Data Series DDS–69–J, ch.4, 96 p.

- Keefer, W.R., 1970, Structural geology of the Wind River Basin, Wyoming: U.S. Geological Survey Professional Paper 495-D, 35 p.

- Keefer, W.R., 1972, Frontier, Cody, and Mesaverde Formations in the Wind River and southern Bighorn Basins, Wyoming: U.S. Geological Survey Professional Paper 495-E, 22 p.

- Kirschbaum, M.A., Lillis, P.G., and Roberts, L.N.R., 2007, Geologic assessment of undiscovered oil and gas resources in the Phosphoria Total Petroleum System of the Wind River Basin Province, Wyoming, *in* USGS Wind River Basin Province assessment team, Petroleum systems and geologic assessment of oil and gas in the Wind River Basin Province, Wyoming: U.S. Geological Survey Digital Data Series DDS–69–J, ch. 3, 27 p.

- Nelson, P. H., and Kibler, J. E., 2007, Distribution of fluids and pressures in the Wind River Basin, Wyoming , *in* USGS Wind River Basin Province Assessment Team, Petroleum systems and geologic assessment of oil and gas in the Wind River Basin Province, Wyoming: U.S. Geological Survey Digital Data Series DDS–69–J, ch.7, 35 p.

- Sando, W. J., 1967, Madison Limestone (Mississippian), Wind River, Washakie, and Owl Creek Mountains, Wyoming: AAPG Bulletin, v. 51, no. 4, p. 529-557.

- Thompson, R.C., 2010, Two-Stage Development of the Wind River Basin, Wyoming: Laramide Shortening Followed by Post-Laramide Regional Extension, Localized Backsliding, & Arch Collapse [MS Thesis]: Colorado State University, 128 p. http://hdl.handle.net/10217/38383.

- Westphal, H., Eberli, G.P., Smith, L.B., Grammer, G.M., and Kislak, J., 2004, Reservoir characterization of the Mississippian Madison Formation, Wind River Basin, Wyoming: American Association of Petroleum Geologists Bulletin, v. 88, no. 4, p. 405-432.

GLOSSARY OF TERMS
(Abbreviations & Definitions)

General

BIT	-	Before Income Tax
AIT	-	After Income Tax
M$	-	Thousands of Dollars
Effective Date	-	The date for which the Present Value of the future cash flows and reserve categories are established
$US	-	United States Dollars
WTI	-	West Texas Intermediate – the common reference for crude oil used for oil price comparisons
ARTC	-	Alberta Royalty Tax Credit
GRP	-	Gas Reference Price

Interests and Royalties

BPO	-	Before Payout
APO	-	After Payout
APPO	-	After Project Payout
Payout	-	The point at which a participant's original capital investment is recovered from its net revenue
GORR	-	Gross Overriding Royalty – percentage of revenue on gross revenue earned (can be an interest or a burden)
NC	-	New Crown – crown royalty on petroleum and natural gas discovered after April 30, 1974
SS 1/150 (5%-15%) Oil	-	Sliding Scale Royalty – a varying gross overriding royalty based on monthly production. Percentage is calculated as 1-150th of monthly production with a minimum percentage of 5% and a maximum of 15%
FH	-	Freehold Royalty
P&NG	-	Petroleum and Natural Gas
Twp	-	Township
Rge	-	Range
Sec	-	Section

Technical Data

psia	-	Pounds per square inch absolute
MSTB	-	Thousands of Stock Tank Barrels of oil (oil volume at 60 F and 14.65 psia)
MMscf	-	Millions of standard cubic feet of gas (gas volume at 60 F and 14.65 psia)
Bbls	-	Barrels
Mbbls	-	Thousands of barrels
MMBTU	-	Millions of British Thermal Units – heating value of natural gas
STB/d	-	Stock Tank Barrels of oil per day – oil production rate
Mscf/d	-	Thousands of standard cubic feet of gas per day – gas production rate
GOR (scf/STB)	-	Gas-Oil Ratio (standard cubic feet of solution gas per stock tank barrel of oil)
mKB	-	Metres Kelly Bushing – depth of well in relation to the Kelly Bushing which is located on the floor of the drilling rig. The Kelly Bushing is the usual reference for all depth measurements during drilling operations.
EOR	-	Enhanced Oil Recovery
GJ	-	Gigajoules
Marketable or Sales Natural Gas	-	Natural gas that meets specifications for its sale, whether it occurs naturally or results from the processing of raw natural gas. Field and plant fuel and losses to the point of the sale must be excluded from the marketable quantity. The heating value of marketable natural gas may vary considerably, depending on its composition; therefore, quantities are usually expressed not only in volumes but also in terms of energy content. Reserves are always reported as marketable quantities.
NGLs	-	Natural Gas Liquids – Those hydrocarbon components that can be recovered from natural gas as liquids, including but not limited to ethane, propane, butanes, pentanes plus, condensate, and small quantities of non-hydrocarbons.
Raw Gas	-	Natural gas as it is produced from the reservoir prior to processing. It is gaseous at the conditions under which its Volume is measured or estimated and may include varying amounts of heavier hydrocarbons (that may liquefy at atmospheric conditions) and water vapour; may also contain sulphur and other non-hydrocarbon compounds. Raw natural gas is generally not suitable for end use.
EUR	-	Estimated Ultimate Recovery

October 4, 2021

Chapman Petroleum Engineering Ltd.
700, 1122 – 4th Street SW
Calgary, AB
T2R 1M1

Dear Sir:

Re: Company Representation Letter

Regarding the evaluation of our Company's oil and gas resources related to the Wind River prospect and independent appraisal of the economic value of these resources for the effective date September 30, 2021, we herein confirm to the best of our knowledge and belief as of the effective date of the resources evaluation, and as applicable, as of today, the following representations and information made available to you during the conduct of the evaluation:

1. We, Foothills Exploration, LLC (the Client), have made available to you, Chapman Petroleum Engineering Ltd. (the Evaluator) certain records, information, and data relating to the evaluated properties that we confirm is, with the exception of immaterial items, the available dataset in our possession as of the effective date of the resources evaluation, including the following:

   - Asset ownership, related encumbrance information and all PSA terms, if applicable;
   - Details concerning anticipated product marketing, transportation and processing arrangements;
   - All available technical information including geological, engineering and production and test data, if available, and representative analog information.

2. We confirm that all financial and accounting information, if any, provided to you is, to the best of our knowledge, both on an individual entity basis and in total, entirely consistent with that reported by our Company for public disclosure and audit purposes.

3. We confirm that our Company has satisfactory title to all of the assets, whether tangible, intangible, or otherwise, for which accurate and current ownership information has been provided, or otherwise the terms of proposed acquisition or earning on the property have been provided.